As filed with the U.S. Securities and Exchange Commission on March 14, 2025

Registration No. 333-[   ]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __	☐

Post-Effective Amendment No. __	☐
(Check appropriate box or boxes)

TIDAL ETF TRUST
(Exact Name of Registrant as Specified in Charter)

234 West Florida Street, Suite 203
Milwaukee, WI 53204
(Address of Principal Executive Offices, Zip Code)

(Registrant’s Telephone Number, including Area Code) (855) 843-2534

The Corporation Trust Company
1209 Orange Street
Corporation Trust Center
Wilmington, DE 19801
(Name and Address of Agent for Service)

Copies to:

Eric W. Falkeis Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, WI 53204	Christopher M. Cahlamer Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee WI 53202

Approximate Date of Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that the filing will go effective on April 13, 2025 pursuant to Rule 488 under the Securities Act of 1933.

Title of Securities Being Offered: Institutional Class and Investor Class shares, no par value, of ATAC Rotation Fund, a series of the Registrant.

An indefinite amount of the Registrant’s securities will be registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is paid at this time.

ATAC Rotation Fund

a series of Managed Portfolio Series

Dear Shareholder:

I am writing to let you know that a meeting (the “Meeting”) of shareholders of the ATAC Rotation Fund (the “Target Fund”) has been scheduled for [   ], 2025, at 1:00 p.m., Central time. If you plan to attend the Meeting, please follow the registration instructions as outlined in the enclosed Proxy Statement/Prospectus. The Meeting has been called to consider an important proposal affecting the Target Fund. The enclosed Proxy Statement/Prospectus describes a proposal to reorganize the Target Fund into a newly-created mutual fund within Tidal ETF Trust (the “Acquiring Entity”), which is also called the ATAC Rotation Fund (the “Acquiring Fund”). Shareholders of the Target Fund will receive shares of the Acquiring Fund in a transaction that is intended to be a tax-free transaction under the Internal Revenue Code of 1986, as amended.

The Acquiring Fund was established solely for the purpose of acquiring the assets and liabilities of the Target Fund and continuing the Target Fund’s business. The Target Fund and the Acquiring Fund have identical investment objectives, principal investment strategies and fundamental investment policies. Tidal Investments LLC (“Tidal”), the Target Fund’s investment adviser, will serve as the investment adviser to the Acquiring Fund. The same portfolio managers that currently manage the Target Fund will manage the Acquiring Fund, although Michael Gayed, one of the named portfolio managers will manage the Acquiring Fund through a recently registered investment adviser, Tactical Rotation Management, LLC, which will serve as investment sub-adviser to the Acquiring Fund. Under the terms of the current operating expenses limitation agreement applicable to the Acquiring Fund, the expenses currently payable by shareholders of the Target Fund are expected to go down in connection with the Reorganization.

If approved by shareholders, on or about [   ], 2025, the Acquiring Fund will acquire all of the assets and assume all of the liabilities of the Target Fund, and shareholders of the Target Fund will receive a number of full and fractional shares of the corresponding class of the Acquiring Fund equal in aggregate net asset value to such shareholders’ shares of the Target Fund held at the time of the exchange. Target Fund will subsequently be liquidated and terminated. This transaction with respect to the Target Fund and the Acquiring Fund may be referred to as the “Reorganization”. The enclosed Proxy Statement/Prospectus describes the Reorganization in greater detail and contains important information about the Acquiring Fund. The Reorganization is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes.

The Reorganization has been carefully reviewed by the Target Fund’s Board of Trustees.  The Target Fund’s Board of Trustees is responsible for protecting your interests as a shareholder.  The Target Fund’s Board of Trustees believes the Reorganization is in the best interests of the Target Fund and its shareholders and approved the Reorganization at meeting held on February 19 - 20, 2025. The Target Fund’s Board of Trustees recommends that you vote in favor of the proposal and approve the Reorganization.

Please read the enclosed materials and cast your vote on the proxy card(s) or by telephone or via the internet. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Thank you for your participation in this important initiative.

Sincerely,

/s/ Brian Wiedmeyer

Brian Wiedmeyer
President
Managed Portfolio Series
[ ], 2025

Managed Portfolio Series

615 East Michigan Street

Milwaukee, Wisconsin 53202

Notice of Special Meeting of Shareholders of the

ATAC Rotation Fund

A special meeting (the “Meeting”) of shareholders of the ATAC Rotation Fund (the “Target Fund”), a series of Managed Portfolio Series (the “Target Entity”), has been scheduled for [   ], 2025, at 1:00 p.m., Central time, to be held at 615 East Michigan Street, Milwaukee, WI 53202, to vote on the following proposal (the “Proposal”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

PROPOSAL: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TARGET ENTITY, ON BEHALF OF THE TARGET FUND, AND TIDAL ETF TRUST (THE “ACQUIRING ENTITY”), ON BEHALF OF THE ATAC ROTATION FUND (THE “ACQUIRING FUND”), PROVIDING FOR: (A) THE ACQUISITION OF ALL OF THE ASSETS AND ASSUMPTION OF ALL OF THE LIABILITIES OF THE TARGET FUND BY THE ACQUIRING FUND IN EXCHANGE FOR SHARES OF THE ACQUIRING FUND; (B) THE DISTRIBUTION OF SUCH SHARES TO THE SHAREHOLDERS OF THE TARGET FUND; AND (C) THE LIQUIDATION AND TERMINATION OF THE TARGET FUND (THE “REORGANIZATION”).

The Proposal will be completed with respect to the Target Fund only if the Target Fund’s shareholders approve the Proposal. Fund shareholders of record as of the close of business on April 8, 2025 are entitled to receive notice of, and to vote at, the Meeting or any adjournment thereof. If any other proposals in addition to the Proposal properly come before the Meeting or any adjournment or postponement thereof, then the shareholders of the Target Fund will vote separately on each such proposal. Shareholders of both classes of the Target Fund, Investor Class and Institutional Class, are entitled to vote on the Proposal.

The Target Entity’s Board of Trustees (the “Target Fund Board”) has approved the Agreement and Plan of Reorganization and recommends that shareholders of the Target Fund cast their vote “FOR” the Proposal as described in the accompanying Proxy Statement/Prospectus.

Please vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope or by voting by telephone or via the internet using the instructions on the proxy card. If you are voting by mail, please sign and promptly return the proxy card in the postage paid return envelope regardless of the number of shares owned. If you wish to attend the Meeting and vote your shares in person at that time, you may do so. Proxy card instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by participating in the Meeting and casting your vote. Revocations must be received prior to the start of the Meeting, which is currently scheduled for [    ], 2025, at 1:00 p.m., Central time.

By order of the Target Fund Board,

/s/ Brian Wiedmeyer

Brian Wiedmeyer
President
Managed Portfolio Series
[ ], 2025

ATAC Rotation Fund

a series of

Managed Portfolio Series

615 East Michigan Street

Milwaukee, Wisconsin 53202

Proxy Statement/Prospectus

[   ], 2025

This Proxy Statement/Prospectus is provided in connection with the solicitation of proxies to be voted at a special meeting of shareholders (the “Meeting”) of the ATAC Rotation Fund (the “Target Fund”), a series of Managed Portfolio Series (the “Target Entity”). The Meeting is scheduled for [ ], 2025, at 1:00 p.m., Central time, held at 615 East Michigan Street, Milwaukee, WI 53202. At the Meeting, you and other shareholders of the Target Fund will be asked to consider and vote upon the following proposal (the “Proposal”) and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

PROPOSAL: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION (THE “PLAN”) BETWEEN THE TARGET ENTITY, ON BEHALF OF THE TARGET FUND, AND TIDAL ETF TRUST (THE “ACQUIRING ENTITY”), ON BEHALF OF THE ATAC ROTATION FUND (THE “ACQUIRING FUND”), PROVIDING FOR: (A) THE ACQUISITION OF ALL OF THE ASSETS AND ASSUMPTION OF ALL OF THE LIABILITIES OF THE TARGET FUND BY THE ACQUIRING FUND IN EXCHANGE FOR SHARES OF THE ACQUIRING FUND; (B) THE DISTRIBUTION OF SUCH SHARES TO THE SHAREHOLDERS OF THE TARGET FUND; AND (C) THE LIQUIDATION AND TERMINATION OF THE TARGET FUND (THE “REORGANIZATION”).

If shareholders of the Target Fund vote to approve the Plan, shareholders of the Target Fund will receive Acquiring Fund shares in the Reorganization (in the share class as set forth in the table below) having a total dollar value equal to the value of their investment in the Target Fund immediately prior to the Reorganization, as determined pursuant to the Plan. The Target Fund will then be liquidated and terminated. The table below shows the Target Fund (and share classes) and the Acquiring Fund (and corresponding share classes):

Target Fund Class	Corresponding Acquiring Fund Class
Investor Class	Investor Class
Institutional Class	Institutional Class

The Reorganization is anticipated to be a tax-free transaction for the Target Fund and its shareholders. The Target Entity’s Board of Trustees (the “Target Fund Board”) has approved the Plan and has determined that approval of the Reorganization is in the best interests of the Target Fund and its shareholders, and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. Accordingly, the Target Fund Board recommends that shareholders of the Target Fund vote “FOR” the Proposal.

The Target Fund Board has fixed the close of business on April 8, 2025 as the record date (“Record Date”) for the determination of Target Fund shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share held). If any other proposals in addition to the Proposal properly come before the Meeting or any adjournment or postponement thereof, then the shareholders of the Target Fund will vote separately on each such proposal.

This Proxy Statement/Prospectus sets forth certain information about the Reorganization and the Acquiring Fund that you should consider before voting on the Proposal or investing in the Acquiring Fund. You should retain this information for future reference. The Target Entity and the Acquiring Entity are separate registered open-end management investment companies. This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card will be mailed to eligible shareholders on or about [   ], 2025.

Additional information is available in the following materials which are incorporated herein by reference:

●	the Statement of Additional Information dated [ ], 2025, relating to this Proxy Statement/Prospectus (the “Proxy Statement SAI”);

●	Prospectus dated December 29, 2024 for the Target Fund, as amended and supplemented (“Target Fund Prospectus”) (File no. 811-22525);

●	Statement of Additional Information dated December 29, 2024 for the Target Fund, as amended and supplemented (“Target Fund SAI”) (File no. 811-22525); and

●	The Target Fund’s audited financial statements and related report of the independent registered public accounting firm included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2024 (the “Target Fund Annual Report”) (File no. 811-22525). The financial highlights for the Target Fund contained in the Target Fund Annual Report are included in this Proxy Statement/Prospectus as Exhibit C.

The Target Fund’s Prospectus, SAI, and Annual Report are available on the Target Fund’s website at www.atacfunds.com/atacx. Copies of documents relating to the Acquiring Fund, when available, may also be obtained at www.atacfunds.com/atacx. Additional information about the Acquiring Fund that will be included in the Acquiring Fund’s Prospectus, when available, is included in Exhibit D to this Proxy Statement/Prospectus.

The documents listed above are on file with the U.S. Securities and Exchange Commission (the “SEC”). Copies of the Target Fund’s documents are also available at no cost by calling 855-ATACFUND (855-282-2386). Copies of the Acquiring Fund documents, when available, will also be available by calling 855-ATACFUND (855-282-2386). You may also obtain these documents from the SEC’s website at www.sec.gov.

The Acquiring Fund is newly-organized and currently has no assets or liabilities. The Acquiring Fund is an open-end management investment company that has been organized in connection with the Reorganization for the purpose of acquiring the assets and liabilities of the Target Fund. The Acquiring Fund will not commence operations until the date of the Reorganization. The Target Fund will be the accounting and performance survivor of the Reorganization.

The Target Fund and the Acquiring Fund may each be referred to as a “Fund,” or together as the “Funds,” in this Proxy Statement/Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE ACQUIRING FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU MAY LOSE MONEY BY INVESTING IN THE ACQUIRING FUND.

NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS REGARDING THE REORGANIZATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS OR RELATED SOLICITATION MATERIALS ON FILE WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR REPRESENTATIONS.

SUMMARY OF KEY INFORMATION

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, in the Plan, and/or in the Target Fund Prospectus and Target Fund SAI. Shareholders should read the entire Proxy Statement/Prospectus, the Target Fund Prospectus, and the Target Fund SAI carefully for more complete information.

WHY ARE YOU SENDING ME THE PROXY STATEMENT/PROSPECTUS?

You are receiving this Proxy Statement/Prospectus because you own shares in the Target Fund as of the Record Date and, therefore, have the right to vote on the very important Proposal described herein concerning the Target Fund. This Proxy Statement/Prospectus contains information that shareholders should know before voting on the Proposal. This document is both a proxy statement of the Target Fund and also a prospectus for the Acquiring Fund.

ON WHAT AM I BEING ASKED TO VOTE?

You are being asked to approve the Plan under which the Target Fund would be reorganized into the Acquiring Fund within the Acquiring Entity. The Plan, with respect to the Target Fund, provides for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of shares of the corresponding classes of the Acquiring Fund to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.

The Target Fund and the Acquiring Fund have identical investment objectives, principal investment strategies and fundamental investment policies. Tidal Investments LLC (“Tidal”), the Target Fund’s investment adviser, will serve as the investment adviser to the Acquiring Fund. The same portfolio managers that currently manage the Target Fund will manage the Acquiring Fund, although Michael Gayed, one of the named portfolio managers, will manage the Acquiring Fund through Tactical Rotation Management, LLC (“TRM”), which will serve as investment sub-adviser to the Acquiring Fund. The total annual operating expenses of the Acquiring Fund are expected to be lower than the total annual operating expenses of the Target Fund. In addition, under the terms of the current operating expenses limitation agreement applicable to the Acquiring Fund, the expenses currently payable by shareholders of the Target Fund are expected to go down in connection with the Reorganization. See “How do the Funds’ expenses compare?” below for a summary of how the expenses of the Target Fund and the anticipated expenses of the Acquiring Fund compare. The Acquiring Fund does not have any operating history or performance information and it is expected that upon completion of the proposed Reorganization, the Acquiring Fund will continue the historical performance information of the Target Fund. The Target Fund will be the accounting and performance survivor of the Reorganization.

As a result of the Reorganization (if approved by shareholders), a Target Fund shareholder will become a shareholder of the Acquiring Fund and will receive shares in the Acquiring Fund’s corresponding share class having a total dollar value equal to the total dollar value of the shares such shareholder held in the Target Fund immediately prior to the Reorganization. Target Fund shareholders will receive shares of the Acquiring Fund as set forth in the table below:

Target Fund Class	Corresponding Acquiring Fund Class
Investor Class	Investor Class
Institutional Class	Institutional Class

Approval of the shareholders of the Target Fund is needed to proceed with the Proposal with respect to the Target Fund. The Meeting has been scheduled for [ ], 2025 to consider the Proposal. If shareholders of the Target Fund do not approve the Reorganization, the Target Fund Board will consider what further actions to take with respect to the Target Fund, which could include liquidating the Target Fund, proposing a reorganization to a different acquiring fund or having the Target Fund continue as a series of the Target Entity.

In connection with the Reorganization, the Board of Trustees of the Acquiring Entity (the “Acquiring Fund Board”) has approved a change in the name of the Acquiring Entity to “Tidal Trust I.” In addition, the Acquiring Fund Board has approved an Amended and Restated Declaration of Trust and Amended and Restated Bylaws to reflect the name change of the Acquiring Entity and other changes in connection with the Acquiring Entity offering a mutual fund series. Those changes are anticipated to go effective on or around May 1, 2025.

WHAT ARE THE REASONS FOR THE PROPOSED REORGANIZATION?

The primary purpose of the Reorganization is to provide shareholders with the opportunity to continue their Target Fund investment within a registered fund platform sponsored by Tidal, the investment adviser to the Target Fund and proposed investment adviser to the Acquiring Fund. Tidal believes that the Acquiring Fund’s access to Tidal’s operating and distribution platforms will enhance the long-term viability of the Acquiring Fund and result in more customized distribution support for the Acquiring Fund. As a result, it is anticipated that following the Reorganization the Acquiring Fund will be able to achieve greater asset growth, which would likely result in a reduction in overall expenses as a percentage of the Acquiring Fund’s assets.

Tidal, a Tidal Financial Group company, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, is an SEC-registered investment adviser and a Delaware limited liability company. Tidal was founded in March 2012 and as of January 31, 2025, Tidal had assets under management of approximately $29.72 billion and served as the investment adviser or sub-adviser for 194 registered funds.

Tidal anticipates that, directly following the proposed Reorganization, the Acquiring Fund’s annual fund operating expenses will be lower than the Target Fund’s current annual fund operating expenses, both with respect to total annual fund operating expenses and after taking into account a contractual operating expenses limitation agreement. Tidal has agreed to this contractual operating expenses limitation agreement for a period of at least two years following the date of the Reorganization. See “How do the Funds’ expenses compare?” below for a summary of how the expenses of the Target Fund and the anticipated expenses of the Acquiring Fund compare.

In considering the Reorganization and the Plan, the Target Fund Board considered these and other factors in concluding that the Reorganization would be in the best interests of the Target Fund and its shareholders. The Target Fund Board’s considerations are described in more detail in the section below entitled “THE PROPOSED REORGANIZATION – Target Fund Board Considerations in Approving the Reorganization.”

HOW WILL THE INVESTMENTS OF THE ACQUIRING FUND BE MANAGED?

Tidal has served as the investment adviser for the Target Fund since May 1, 2020 will continue to serve as the investment adviser for the Acquiring Fund. In addition, TRM will serve as investment sub-adviser to the Acquiring Fund. There will be no change in the portfolio managers following the Reorganization. Michael Venuto, Chief Investment Officer at Tidal, serves as co-portfolio manager of the Target Fund and will also serve as co-portfolio manager of the Acquiring Fund. Michael Gayed, formerly a portfolio manager of Tidal and now President and Chief Investment Officer for TRM, serves as portfolio manager of the Target Fund and will also serve as portfolio manager of the Acquiring Fund. This Proxy Statement/Prospectus provides biographical information about each portfolio manager.

HAS THE TARGET FUND BOARD APPROVED THE REORGANIZATION?

Yes. As discussed in more detail in the Proxy Statement/Prospectus, the Target Fund Board carefully reviewed and considered the Proposal and the Plan and, upon the recommendation of Tidal, the investment adviser to the Target Fund, unanimously approved the Plan and the Reorganization. The Target Fund Board unanimously recommends that shareholders of the Target Fund vote “For” the Proposal, and thereby approve the Plan and Reorganization.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON ME AS A SHAREHOLDER?

As a result of the Reorganization, you will become a shareholder of the Acquiring Fund. Immediately after the Reorganization, you will own shares of the Acquiring Fund having a total dollar value equal to the dollar value of the shares of the Target Fund that you owned immediately prior to the Reorganization. Investor Class and Institutional Class shareholders of the Target Fund will become Investor Class and Institutional Class shareholders, as applicable, of the Acquiring Fund. Tidal will serve as the investment adviser to the Acquiring Fund and TRM will serve as investment sub-adviser to the Acquiring Fund. The same portfolio managers that manage the Target Fund will continue to manage the assets of the Acquiring Fund according to the same investment objective and principal investment strategies.

HOW DO THE FUNDS’ INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES COMPARE?

Investment Objectives. The investment objectives of the Acquiring Fund and Target Fund are identical. Each has an investment objective that may be changed without shareholder approval upon at least 60 days’ prior written notice to shareholders.

Principal Investment Strategies. The principal investment strategies of the Target Fund and the Acquiring Fund are identical except that the principal investment strategies for the Target Fund indicate that investment decisions are made for the Target Fund by Tidal whereas the principal investment strategies for the Acquiring Fund indicate that such decisions are made by TRM.

To achieve its investment objective, each Fund’s assets are invested primarily in a diversified portfolio of exchange-traded funds (“ETFs”) that track various indices or multiples thereof, sometimes referred to herein as “Underlying ETFs.” These indices may track the performance of the equity and/or fixed income markets, in general, or the performance of specific sectors (e.g., a large grouping of companies operating within the market that share similar characteristics) or market segments (e.g., large, medium, or small capitalization domestic and/or foreign companies, including those in emerging markets). Each Fund may also invest in ETFs that seek to achieve returns on a daily or monthly basis that are a multiple of the returns of the target index through the utilization of leveraging techniques. Each Fund may also invest in exchange-traded notes (“ETNs”), which are debt obligations typically issued by investment banks that are traded on exchanges and whose returns are linked to the performance of market indices.

Each Fund invests in Underlying ETFs that correspond to one or more asset classes. The Underlying ETFs may hold equity securities (e.g., common and preferred stock) of small, medium and large capitalization domestic or foreign companies, which may include companies located in emerging markets. Underlying ETFs may also hold fixed income securities such as government and corporate bonds issued by a variety of domestic and foreign entities. These fixed income securities may have varying maturities (e.g., short-term, intermediate or long-term) and credit qualities (e.g., high quality, investment grade or below investment grade, also known as “junk bonds”). Each Fund, however, reserves the right to invest all of its assets in any one asset class depending upon market conditions. When investing in Underlying ETFs that track multiples of various indices, each Fund limits its investments in such Underlying ETFs to 25% of total assets at the time of purchase. Additionally, each Fund may utilize leverage as part of the portfolio management process through investing in Underlying ETFs that utilize leveraging techniques. Each Fund may invest in Underlying ETFs that utilize futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Additionally, each Fund is permitted to utilize leverage (i.e., borrow against a line of credit) as part of the portfolio management process.

Tidal, with respect to the Target Fund, and TRM, with respect to the Acquiring Fund, utilizes a proprietary investment approach that is designed to target various segments of the investable landscape by allocating primarily between equities and bonds depending on the potential for near-term stock market volatility as signaled through inter-market trends and relative prices. When indicators suggest equity volatility is likely to fall, stocks tend to outperform bonds, and when indicators suggest equity volatility is likely to rise, bonds tend to outperform stocks. Each Fund allocates into equities, or bonds based on these historical observations and attempts to identify specific areas within each asset class which have the near-term potential to outperform. Tidal, or TRM, as applicable, uses quantitative signals that help to identify the ETFs in which to position each Fund’s portfolio. Using ETFs allows for liquid and timely exposure to desired markets and provides each Fund with the ability to reposition holdings in dynamic investing environments. Quantitative signals include relative momentum as measured by price movement, strength of the opportunity set defined as equities and bonds, and the firm’s proprietary combination of historically proven leading indicators of stock market volatility, as discovered through internal research.

HOW DO THE FUNDS’ EXPENSES COMPARE?

The following tables compare the annual fund operating expenses, expressed as a percentage of net assets (“expense ratios”), of the Target Fund with the estimated (pro forma) expense ratios of the Acquiring Fund assuming completion of the Reorganization. The total operating expense ratios of the Investor Class and Institutional Class of the Acquiring Fund after the Reorganization are expected to be lower, before and after expense waivers, than the total operating expense ratios of the corresponding class of the Target Fund. Tidal has contractually agreed to limit the Acquiring Fund’s total operating expense ratio (excluding certain types of expenses described below) for a period of at least two years from the closing date of the Reorganization. The Target Fund expense ratios provided below are based on the audited financials for the Target Fund for the fiscal year ended August 31, 2024. The (pro forma) expense ratios show projected estimated expenses, but actual expenses may be higher or lower than those shown.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Target Fund Investor Class Shares	Target Fund Institutional Class Shares	Acquiring Fund Investor Class (pro forma)	Acquiring Fund Institutional Class (pro forma)

Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fees	0.25%	None	0.25%	None
Other Expenses(1)
Interest Expense	0.10%	0.10%	0.03%	0.03%
All Other Expenses	0.73%	0.73%	0.61%	0.61%
Acquired Fund Fees and Expenses(1)	0.13%	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	2.46%	2.21%	2.27%	2.02%
Less: Fee Waiver / Expense Reimbursement(2)(3)	-0.49%	-0.49%	-0.42%	-0.42%
Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursement(2)(3)	1.97%	1.72%	1.85%	1.60%

(1)	Acquiring Fund Other Expenses and Acquired Fund Fees and Expenses (“AFFE”) have been estimated.

(2)	Tidal has contractually agreed to waive a portion or all of its management fees and reimburse Target Fund expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding certain expenses such as taxes, leverage interest, interest expense, dividends paid on short sales, brokerage commissions, AFFE, or extraordinary expenses) do not exceed 1.74% of the average daily net assets of the Target Fund’s Investor Class shares and do not exceed 1.49% of the average daily net assets of the Target Fund’s Institutional Class shares. Fees waived and expenses paid by Tidal may be recouped by Tidal for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least one year from the effective date of the Target Fund’s current Prospectus. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Target Fund Board or Tidal, with the consent of the Board.

(3)	Tidal has contractually agreed to waive a portion or all of its management fees and pay Acquiring Fund expenses (excluding certain expenses such as taxes, leverage interest, interest expense, dividends paid on short sales, brokerage commissions, AFFE, or extraordinary expenses) in order to limit the total annual fund operating expenses to 1.69% of the average daily net assets of the Acquiring Fund’s Investor Class shares and do not exceed 1.44% of the average daily net assets of the Acquiring Fund’s Institutional Class shares. Fees waived and expenses paid by Tidal may be recouped by Tidal for a period of 36 months following the day on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement cannot be terminated through at least two years from the closing date of the Reorganization. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Acquiring Fund Board or Tidal.

EXPENSE EXAMPLE

The expense examples below are intended to help you compare the costs of investing in the Target Fund and the Acquiring Fund with the cost of investing in other mutual funds. Pro forma combined costs of investing in the Acquiring Fund after giving effect to the Reorganization of the Target Fund into the Acquiring Fund are also provided. All costs are based upon the information set forth in the Fee Table above. The examples assume you invest $10,000 for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursement for the contractual period noted in the table above and the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Target Fund (Investor Class)	One Year	Three Years	Five Years	Ten Years
	$200	$720	$1,266	$2,759

Target Fund (Institutional Class)	One Year	Three Years	Five Years	Ten Years
	$175	$644	$1,140	$2,506

Acquiring Fund (Investor Class) (pro forma)	One Year	Three Years	Five Years	Ten Years
	$188	$627	$1,136	$2,538

Acquiring Fund (Institutional Class) (pro forma)	One Year $163	Three Years $550	Five Years $1,008	Ten Years $2,279

HOW DO THE PERFORMANCE RECORDS OF THE FUNDS COMPARE?

If the Reorganization is approved, the Acquiring Fund will assume the performance history of the Target Fund. The Acquiring Fund does not have its own performance history because it has not yet commenced operations.

HOW DO THE INVESTMENT ADVISORY, SUB-ADVISORY, OPERATING EXPENSES AND DISTRIBUTION ARRANGEMENTS FOR THE FUNDS COMPARE?

Investment Advisory and Sub-Advisory Arrangements. Tidal Investments LLC, a Tidal Financial Group company, located at 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 serves as investment adviser to the Acquiring Fund and Target Fund. Tidal was founded in and has been managing investment companies since March 2012. Tidal is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of January 31, 2025, Tidal had assets under management of approximately $29.72 billion and served as the investment adviser or sub-adviser for 194 registered funds. Tidal serves as the investment adviser to both the Target Fund and the Acquiring Fund.

Both the Acquiring Fund and the Target Fund have the same management fee. Both the Target Fund and the Acquiring Fund pay Tidal a monthly management fee that is calculated at the annual rate of 1.25% of the Fund’s average daily net assets for the first $500 million, 1.15% on the next $250 million, 1.05% on the next $250 million, and 0.95% over $1 billion. Tidal has overall supervisory responsibility for the general management and investment of both the Target Fund’s and the Acquiring Fund’s securities portfolios.

Tidal has engaged Tactical Rotation Management, LLC (“TRM”), located at 118-35 Queens Boulevard, Suite 400, Forest Hills, New York, 11375, to serve as investment sub-adviser to the Acquiring Fund pursuant to a sub-advisory agreement between Tidal and TRM (the “Sub-Advisory Agreement”). TRM was founded in 2024 and as of December 31, 2024, did not have any assets under management. TRM is responsible for the day-to-day management of the Acquiring Fund’s portfolio, including the selection of the securities purchased and sold by the Acquiring Fund, subject to the supervision of Tidal and the Acquiring Fund Board. For its services, TRM is paid a fee by Tidal, which is calculated daily and paid monthly, at an annual rate of 0.025% of the Fund’s average daily net assets. TRM is not a sub-adviser to the Target Fund.

Both the Target Fund and the Acquiring Fund have the same portfolio managers, although Michael Gayed serves as a portfolio manager to the Target Fund with Tidal and will serve as a portfolio manager to the Acquiring Fund with TRM.

Operating Expenses

Both the Target Fund and the Acquiring Fund are responsible for their own operating expenses. Tidal has also entered into an operating expenses limitation agreement with both the Target Entity, on behalf of the Target Fund (the “Target Fund Expense Limitation Agreement”), and the Acquiring Entity, on behalf of the Acquiring Fund (the “Acquiring Fund Expense Limitation Agreement”). Each Expense Limitation Agreement excludes the same expenses although, as discussed below, the Acquiring Fund Expense Limitation Agreement caps expenses at a lower total expense ratio than the Target Fund Expense Limitation Agreement.

Target Fund. Pursuant to the Target Fund Expense Limitation Agreement, Tidal has agreed to waive a portion or all of its management fees, and reimburse the Target Fund for certain operating expenses in order to ensure that total annual fund operating expenses for the Target Fund (excluding AFFE, leverage interest, interest expense, taxes, brokerage commissions, dividends paid on short sales, and extraordinary expenses) do not exceed 1.74% of the average daily net assets of the Target Fund’s Investor Class shares and do not exceed 1.49% of the average daily net assets of the Target Fund’s Institutional Class shares. Fees waived and expenses paid by Tidal may be recouped by Tidal for a period of 36 months following the month during which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and expense payment occurred and at the time of the recoupment. The Target Fund Expense Limitation Agreement is indefinite, but cannot be terminated through at least one year from the effective date of the Target Fund’s current prospectus. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Target Fund Board or Tidal, with the consent of the Target Fund Board of Trustees.

Acquiring Fund. Pursuant to the Acquiring Fund Expense Limitation Agreement, Tidal has agreed to waive a portion or all of its management fees, and reimburse the Acquiring Fund for certain operating expenses in order to ensure that the Acquiring Fund’s total annual fund operating expenses (excluding AFFE, leverage interest, interest expense, taxes, brokerage commissions, dividends paid on short sales, and extraordinary expenses) do not exceed 1.69% of the average daily net assets of the Acquiring Fund’s Investor Class shares and do not exceed 1.44% of the average daily net assets of the Acquiring Fund’s Institutional Class shares. Fees waived and expenses paid by Tidal may be recouped by Tidal for a period of 36 months following the month during which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and expense payment occurred and at the time of the recoupment. The Acquiring Fund Expense Limitation Agreement is indefinite, but cannot be terminated through at least two years from the closing date of the Reorganization. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Acquiring Fund Board or Tidal, with the consent of the Acquiring Fund Board.

TRM has agreed to assume a portion of Tidal’s obligation to pay Acquiring Fund expenses under the Acquiring Fund Expense Limitation Agreement. For assuming the payment obligations for the Acquiring Fund, Tidal has agreed to pay TRM a portion of the profits, if any, earned by Tidal under the Acquiring Fund’s Advisory Agreement.

In addition, set forth below are amounts, subject to future recoupment by Tidal from the Acquiring Fund, for Target Fund advisory fees previously waived and/or expenses reimbursed by Tidal, pursuant to the terms of the Target Fund Expense Limitation Agreement. Such recoupment is only permissible if it does not cause the Acquiring Fund to exceed the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in effect at the time of recoupment. Note that there may additional amounts subject to future recoupment with respect to the current fiscal year ending August 31, 2025.

Expiration	Amount
September 2024 – August 2025	$195,953
September 2025 – August 2026	$260,718
September 2026 – August 2027	$267,896

Distribution. Quasar Distributors, LLC (the “Quasar”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as distributor and principal underwriter to the Target Fund. Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group (dba ACA Group) (“Foreside”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor for the Acquiring Fund. Both Quasar and Foreside are registered broker-dealers and members of the Financial Industry Regulatory Authority, Inc. Shares of each Fund are offered on a continuous basis. Quasar and Foreside are affiliates.

Each Fund has adopted a Rule 12b-1 plan under which the applicable Fund is authorized to pay to the Quasar or Foreside, as applicable, or such other entities as approved by the applicable board of trustees, as compensation for the distribution-related services provided by such entities, an aggregate fee of 0.25% of the average daily net assets of the applicable Fund’s Investor Class shares. Quasar or Foreside may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Tidal or its affiliates, for any distribution service or activity designed to retain Fund shareholders.

HOW DO THE BOARDS AND THE FUNDS’ OTHER SERVICE PROVIDERS COMPARE?

The Target Entity and the Acquiring Entity have different boards of trustees. The Target Fund and the Acquiring Fund have the same fund accountant, transfer agent, and custodian. The Funds have different administrators although U.S. Bank Global Fund Services, which serves as administrator to the Target Fund, serves as sub-administrator to the Acquiring Fund, and different independent registered public accounting firms. The following table identifies the principal service providers of the Target Fund and the Acquiring Fund:

SERVICE PROVIDER	TARGET FUND	ACQUIRING FUND
Administrator	U.S. Bank Global Fund Services	Tidal ETF Services LLC
Sub-Administrator	None	U.S. Bank Global Fund Services
Fund Accountant	U.S. Bank Global Fund Services	U.S. Bank Global Fund Services
Transfer Agent	U.S. Bank Global Fund Services	U.S. Bank Global Fund Services
Distributor and Principal Underwriter	Quasar Distributors, LLC	Foreside Fund Services LLC
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Tait, Weller & Baker LLP
Legal Counsel	Stradley Ronon Stevens & Young, LLP	Godfrey & Kahn, S.C.

HOW DO THE TARGET FUND’S AND ACQUIRING FUND’S PURCHASE AND REDEMPTION PROCEDURES AND EXCHANGE POLICIES COMPARE?

The Target Fund’s and Acquiring Fund’s purchase and redemption procedures are substantively the same. You may purchase or redeem shares of each Fund on any day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase shares at a Fund’s net asset value per share calculated after a Fund’s Transfer Agent receives and accepts your purchase order in proper form. The Funds have the same initial investment minimums and subsequent investment minimum for each class. The eligibility requirements for purchasing Institutional Class shares of the Target Fund and the Acquiring Fund are the same.

For Institutional Class shares of the Funds, the minimum initial investment is $25,000 and subsequent investments may be made for as little as $100. For Investor Class shares of the Funds, the minimum initial investment is $2,500 and subsequent investments may be made for as little as $100. Tidal reserves the right to waive any investment minimums and the Institutional Class eligibility requirements for both the Target Fund and the Acquiring Fund.

HOW DO THE FUNDS’ SALES CHARGES AND DISTRIBUTION ARRANGEMENTS COMPARE?

As noted above, both of the Funds have adopted a Rule 12b-1 plan under which the applicable Fund is authorized to pay an aggregate fee of 0.25% of the average daily net assets of the applicable Fund’s Investor Class shares for distribution-related services.

Neither the Target Fund nor the Acquiring Fund charges a front-end sales loads, contingent deferred sales charges, redemption fees or shareholder servicing plan fees.

WILL THERE BE ANY TAX CONSEQUENCES RESULTING FROM THE REORGANIZATION?

The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). This means that, in general, the shareholders of the Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of all of their shares in the Target Fund for shares in the Acquiring Fund. The Target Fund anticipates receiving a legal opinion from Godfrey & Kahn, S.C. as to this and other expected U.S. federal income tax consequences of the Reorganization. In addition, the tax basis and holding period of a shareholder’s Target Fund shares are expected to carry over to the Acquiring Fund shares the shareholder receives as a result of the applicable Reorganization. At any time prior to the consummation of the Reorganization, Target Fund shareholders may redeem their Target Fund shares, generally resulting in the recognition of gain or loss to such shareholders for U.S. federal income tax purposes. This Proxy Statement/Prospectus relates only to the U.S. federal income tax consequences of the Reorganization. Shareholders should consult their tax adviser about state, local and foreign tax consequences of the Reorganization, if any.

For more detailed information about the U.S. federal income tax consequences of the Reorganization, please refer to the section below entitled “THE PROPOSED REORGANIZATION – U.S. Federal Income Tax Considerations.”

WILL MY DIVIDENDS BE AFFECTED BY THE REORGANIZATION?

No. Both the Target Fund and the Acquiring Fund generally distribute their net investment income and net capital gains, if any, at least annually. Both the Target Fund and Acquiring Fund typically distribute net capital gains, if any, during the fourth calendar quarter.

WHEN IS THE REORGANIZATION EXPECTED TO OCCUR?

If shareholders of the Target Fund approve the Reorganization, it is anticipated that the Reorganization will occur on or around [    ], 2025.

HOW DO I CAST MY VOTE?

There are several ways you can vote your shares, including by attending the Meeting and casting your vote, by mail, by telephone, or via the internet. The proxy card that accompanies this Proxy Statement/Prospectus provides detailed instructions on how you may vote your shares. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the Proposal, as recommended by the Target Fund Board, and in their best judgment on other matters to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission.

We encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Meeting.

WHO WILL PAY FOR THE REORGANIZATION?

Tidal and TRM will bear the costs associated with the Reorganization, Meeting, and solicitation of proxies as set forth in the Plan which is included as Exhibit B. Neither the Target Fund nor the Acquiring Fund will incur any direct expenses in connection with the Reorganization.

WHAT IF I DO NOT WISH THE TARGET FUND TO PARTICIPATE IN THE REORGANIZATION?

If you do not wish to have your shares of the Target Fund exchanged for shares of the Acquiring Fund as part of the Reorganization, you may vote against the Proposal and/or redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, and if you do not hold shares in a tax-advantaged account, you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

MAY I REVOKE MY PROXY?

Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by participating in the Meeting and casting your vote or by submitting a letter of revocation or a later-dated proxy card at the address indicated on the enclosed envelope provided with this Proxy Statement/Prospectus. Any letter of revocation or later-dated proxy card must be received prior to the Meeting (currently scheduled for [ ], 2025, at 1:00 p.m., Eastern time) and must indicate your name and account number to be effective. Proxies voted by telephone or internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked (i.e., the shareholder may participate in the Meeting and revoke their vote or submit a letter of revocation any time prior to the Meeting, or the shareholder may submit a new vote (in any capacity) to change their vote as only the shareholder’s most recent vote counts).

WHERE CAN I FIND MORE INFORMATION ABOUT THE TARGET FUND?

For more information with respect to the Target Fund concerning the following topics, please refer to the following sections of the Target Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference: (i) see “Performance” for more information about the performance of the Target Fund; (ii) see “Management” for more information about the management of the Target Fund; (iii) see “Shareholder Information – General Information” for more information about the pricing of shares of the Target Fund; (iv) see “Shareholder Information – Dividend and Tax Information” for more information about tax consequences to shareholders of various transactions in shares of the Target Fund and for more information about the Target Fund’s policy with respect to dividends and distributions; and (v) see “Financial Highlights” for more information about the Target Fund’s financial performance. See also Exhibit C — Financial Highlights.

PROPOSAL: APPROVAL OF THE REORGANIZATION

You are being asked to approve the Reorganization pursuant to the Plan, under which the Target Fund would be reorganized into the Acquiring Fund within the Acquiring Entity. The Plan, with respect to the Target Fund, provides for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of Investor Class shares and Institutional Class shares of the Acquiring Fund to the shareholders of the corresponding class of the Target Fund; and (c) the liquidation and termination of the Target Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The following section describes the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund, and compares other characteristics of the Target Fund and Acquiring Fund. The investment objective and principal investment strategies of the Target Fund and the Acquiring Fund are the same except that the Acquiring Fund’s principal investment strategies identify TRM as the party selecting investments for the Acquiring Fund whereas Tidal selects investments for the Target Fund.

In addition to the principal investment strategies described below, each Fund is also subject to certain additional non-principal investment policies and limitations, which are described in each Fund’s prospectus and SAI. The cover page of this Proxy Statement/Prospectus describes how you can obtain copies of these documents. A comparison of the principal risks associated with the Funds’ investment strategies is described below under “Comparison of Principal Risks of Investing in the Funds.”

	Target Fund	Acquiring Fund
Form of Organization	A series of the Target Entity, an open-end investment management company organized as a Delaware statutory trust.	A series of the Acquiring Entity, an open-end investment management company organized as a Delaware statutory trust.
Share Classes	Institutional Class Investor Class	Same
Net Assets as of January 31, 2025	$52,018,652	The Acquiring Fund has not yet commenced operations.
Investment Adviser and Investment Sub-Adviser	Investment Adviser: Tidal Investments LLC Investment Sub-Adviser: None	Investment Adviser: Tidal Investments LLC Investment Sub-Adviser: Tactical Rotation Management, LLC
Portfolio Managers	Portfolio Managers: Michael Gayed (with Tidal) Michael Venuto (with Tidal)	Portfolio Managers: Michael Gayed (with TRM) Michael Venuto (with Tidal)
Investment Objectives	The Target Fund seeks to achieve absolute positive returns over time.	Same.

Principal Investment Strategies

To achieve the Fund’s investment objective, Tidal invests the Fund’s assets primarily in shares of a diversified portfolio of exchange-traded funds (“ETFs”) that track various indices or multiples thereof, sometimes referred to in this Prospectus as “Underlying ETFs.” These indices may track the performance of the equity and/or fixed income markets, in general, or the performance of specific sectors (e.g., a large grouping of companies operating within the market that share similar characteristics) or market segments (e.g., large, medium, or small capitalization domestic and/or foreign companies, including those in emerging markets). The Fund may also invest in ETFs that seek to achieve returns on a daily or monthly basis that are a multiple of the returns of the target index through the utilization of leveraging techniques. The Fund may also invest in exchange-traded notes (“ETNs”). ETNs are debt obligations typically issued by investment banks that are traded on exchanges and whose returns are linked to the performance of market indices.

Same, except that investment decisions for the Acquiring Fund are made by TRM and not Tidal.

Tidal intends to invest in Underlying ETFs that correspond to one or more asset classes. The Underlying ETFs may hold equity securities (e.g., common and preferred stock) of small, medium and large capitalization domestic or foreign companies, which may include companies located in emerging markets. Underlying ETFs may also hold fixed income securities such as government and corporate bonds issued by a variety of domestic and foreign entities. These fixed income securities may have varying maturities (e.g., short-term, intermediate or long-term) and credit qualities (e.g., high quality, investment grade or below investment grade, also known as “junk bonds”). The Fund, however, reserves the right to invest all of its assets in any one asset class depending upon market conditions. When investing in Underlying ETFs that track multiples of various indices, the Fund limits its investments in such Underlying ETFs to 25% of total assets at the time of purchase. Additionally, the Fund may utilize leverage as part of the portfolio management process through investing in Underlying ETFs that utilize leveraging techniques. The Fund may invest in underlying funds that utilize futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Additionally, the Fund may utilize leverage (i.e., borrow against a line of credit) as part of the portfolio management process.

Same, except that investment decisions for the Acquiring Fund are made by TRM and not Tidal.

Tidal’s proprietary investment approach is designed to target various segments of the investable landscape by allocating primarily between equities and bonds depending on the potential for near-term stock market volatility as signaled through inter-market trends and relative prices. When indicators suggest equity volatility is likely to fall, stocks tend to outperform bonds, and when indicators suggest equity volatility is likely to rise, bonds tend to outperform stocks. Tidal’s approach allocates into equities, or bonds based on these historical observations and attempts to identify specific areas within each asset class which have the near-term potential to outperform. Tidal uses quantitative signals that help to identify the ETFs in which to position the Fund’s portfolio. Using ETFs allows for liquid and timely exposure to desired markets and provides the Fund with the ability to reposition holdings in dynamic investing environments. Quantitative signals include relative momentum as measured by price movement, strength of the opportunity set defined as equities and bonds, and the firm’s proprietary combination of historically proven leading indicators of stock market volatility, as discovered through internal research.	Same, except that investment decisions for the Acquiring Fund are made by TRM and not Tidal.

The Fund can make aggressive moves into or out of any particular asset class on a short-term basis and, as a result, Tidal expects that the Fund will have a high portfolio turnover rate. Tidal anticipates that the Fund’s portfolio turnover could exceed 2,000% on an annual basis, depending on market conditions. Because the Fund pays transaction costs, such as commissions, when it buys and sells ETFs, a higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, in higher taxes. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example above, affect the Fund’s performance.

The use of leverage may magnify the effect of any decrease or increase in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Same, except that investment decisions for the Acquiring Fund are made by TRM and not Tidal.
Annual Operating Expenses as a Percentage of Average Net Assets for the Fiscal Year

Tidal has contractually agreed to waive a portion or all of its management fees and reimburse Target Fund expenses, in order to ensure that Total Annual Fund Operating Expenses (except for excluded expenses) do not exceed 1.74% of the average daily net assets of the Target Fund’s Investor Class shares and do not exceed 1.49% of the average daily net assets of the Fund’s Institutional Class shares. The Target Fund Expense Limitation Agreement is indefinite, but cannot be terminated through at least one year from the effective date of the Target Fund’s current prospectus. The Target Fund’s Total Annual Fund Operating Expenses After Fee Waiver for the fiscal year ended August 31, 2024 were:

Institutional Shares: 1.72%

Investor Shares: 1.97%

Tidal has contractually agreed to waive a portion or all of its management fees and reimburse Target Fund expenses, in order to ensure that Total Annual Fund Operating Expenses (except for excluded expenses) do not exceed 1.69% of the average daily net assets of the Target Fund’s Investor Class shares and do not exceed 1.44% of the average daily net assets of the Fund’s Institutional Class shares. The Acquiring Fund Expense Limitation Agreement is indefinite, but cannot be terminated through at least two years from the closing date of the Reorganization.
Sales Charges	N/A	N/A
Distribution and Rule 12b-1 Fees	0.25% of the average daily net assets of the Target Fund’s Investor Class shares.	0.25% of the average daily net assets of the Acquiring Fund’s Investor Class shares.

Shareholder Servicing Plan Fee	N/A	N/A
1940 Act Diversification	The Target Fund is diversified.	Same.

PORTFOLIO MANAGERS

The Target Fund and the Acquiring Fund have the same named portfolio managers. Each Fund’s portfolio managers are Michael Gayed and Michael Venuto. Michael Gayed has served as a portfolio manager of the Target Fund since its inception, both as a portfolio manager of Tidal and as a portfolio manager and member of Pension Partners, LLC (the “Predecessor Adviser”), which served as investment adviser to the Target Fund prior to May 1, 2020. Michael Venuto has served as a portfolio manager of the Target Fund since May 2020. Information about each portfolio manager is provided below.

Michael A. Gayed, CFA

Mr. Gayed is the President and Chief Investment Officer of TRM, which he formed and registered in 2024. Prior to that he had been a portfolio manager of Tidal, which he joined in 2020. Prior to 2020, Mr. Gayed was an LLC Member and employee of the Predecessor Adviser and served as its Chief Investment Strategist. He has been a portfolio manager of the Target Fund since its inception. As Chief Investment Strategist, Mr. Gayed helped to structure portfolios to best take advantage of various strategies designed to maximize the amount of time and capital spent in potentially outperforming investments. Mr. Gayed earned his B.S. in Finance and Management from New York University and holds the Chartered Financial Analyst designation.

Michael Venuto

Mr. Venuto is a co-founder and has been the Chief Investment Officer of Tidal since 2012. Mr. Venuto is an ETF industry veteran with over a decade of experience in the design and implementation of ETF-based investment strategies. Previously, he was Head of Investments at Global X Funds where he provided portfolio optimization services to institutional clients. Before that, he was Senior Vice President at Horizon Kinetics where his responsibilities included new business development, investment strategy and client and strategic initiatives.

The Target and Acquiring Funds’ Statements of Additional Information provide additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of Fund shares.

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The principal risks of investing in the Acquiring Fund and the Target Fund are discussed below. Although the Funds may present their risks differently, there is significant overlap between the principal risks of the Acquiring Fund and the principal risks of the Target Fund, because the principal investment strategies of the Funds are substantially similar. The wording differences in the risk factors below are attributable to the Acquiring Fund utilizing disclosure that aligns with the other series of the Acquiring Entity that are sub-advised by TRM.

Target Fund	Acquiring Fund
General Market Risk: The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.	General Market Risk: Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The market value of a security in the Fund’s portfolio may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the Fund originally paid for it, or less than it was worth at an earlier time. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Management Risk: The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if Tidal cannot successfully implement the Fund’s investment strategies.	Management Risk: The Fund is actively-managed and may not meet its investment objectives based on Tidal’s and TRM’s success or failure to implement investment strategies for the Fund.

Asset Allocation Risk: The Fund’s allocation among Underlying ETFs with various asset classes and investments may not produce the desired results.	Same.

Limited Holdings Risk: The Fund may invest in a single or small number of Underlying ETFs, which may result in increased volatility.	Same.

Portfolio Turnover Risk: A high portfolio turnover rate (100% or more) has the potential to result in the realization by the Fund, and the distribution to shareholders, of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. The Fund anticipates that its portfolio turnover could exceed 2,000% on an annual basis depending on market conditions. This may mean that you would likely have a higher tax liability. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal tax laws. When purchasing securities for the Fund through a broker, high portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund and indirectly by the Fund’s shareholders.	High Portfolio Turnover Risk: A high portfolio turnover rate (100% or more) has the potential to result in the realization by the Fund, and the distribution to shareholders, of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. The Fund anticipates that its portfolio turnover could exceed 2,000% on an annual basis depending on market conditions. The Fund actively and frequently trades all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

ETF Risk: The market price of the shares of an Underlying ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for an Underlying ETF’s shares may not develop, and market trading in the shares of the Underlying ETF may be halted under certain circumstances.	Same.

Underlying ETFs Expense Risk: The Underlying ETFs have management and other expenses. The Fund will bear its pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities.	Underlying ETFs Risk. The Fund may suffer losses due to the investment practices of the Underlying ETFs. The Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by the Underlying ETFs. Additionally, the market price of the shares of an Underlying ETF in which the Fund invests will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for an Underlying ETF’s shares may not develop, and market trading in the shares of the Underlying ETF may be halted under certain circumstances. The Fund will incur higher and duplicative expenses because it invests in Underlying ETFs.

Bond Market Risk: These risks apply to the extent the Underlying ETFs hold fixed-income securities. Interest rate risk is the risk that interest rates may go up resulting in a decrease in the value of the securities held by the Underlying ETFs. Prepayment risk is the risk that the issuer of a fixed-income security can repay principal faster than expected prior to the security’s maturity. Extension risk is the risk that rising interest rates could cause prepayments of the obligations to decrease. Maturity risk is the risk that the longer a fixed-income security’s maturity, the lower its yield and the greater the risk of volatility. Credit risk is the risk that an issuer will not make timely payments of principal and interest. Changes in market conditions and government policies may lead to periods of heightened volatility and reduced liquidity in the fixed-income securities market, and could result in an increase in Fund redemptions. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable.	Same.

Government-Sponsored Entities Risk: The Fund invests in Underlying ETFs that hold securities issued or guaranteed by government-sponsored entities. However, these securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.	Same.

High-Yield Securities Risk: The fixed-income securities held by Underlying ETFs that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer.	Same.

Large-Cap, Mid-Cap and Small-Cap Companies Risk: An Underlying ETF’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

Market Capitalization Risk: These risks apply to the extent the Underlying ETFs in which the Fund invests hold securities of large- and small-capitalization companies.

●  Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

● Small- and Mid-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Tracking Risk: Although an Underlying ETF may seek to match positively or negatively the returns of an index, the Underlying ETF’s return may not match or achieve a high degree of correlation with the return of its applicable index.	Same.

Compounding Risk: As a result of mathematical compounding and because Underlying ETFs that seek to achieve returns that are a multiple of the target index often have a single day investment objective to track the performance of an index or a multiple thereof, the performance of an Underlying ETF for periods greater than a single day is likely to be either greater than or less than the index performance, before accounting for the Underlying ETF’s fees and expenses. Compounding will cause longer term results to vary from the return of the index, particularly during periods of higher index volatility.	Same.

Aggressive Investment Technique Risk: Some of the Underlying ETFs in which the Fund invests may use investment techniques considered to be aggressive, including using futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Because an Underlying ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed, it may result in losses exceeding the amounts invested.	Same.

Foreign Securities Risk: Investments in securities issued by foreign issuers involve risks not generally associated with investments in the securities of U.S. companies, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and tax requirements and market practices, as well as fluctuations in foreign currencies. These risks are greater in emerging markets. There may be less information publicly available about foreign companies than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. Unexpected political, regulatory and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact global financial markets and the broader economy. Foreign conflicts have caused, and could continue to cause, significant market disruptions and volatility within specific markets and globally.	Same.

Emerging Markets Risk: Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.	Same.

Derivatives Risk: Some Underlying ETFs may use derivative instruments which derive their value from the value of an underlying asset, currency or index. The value of derivatives may rise or fall more rapidly than other investments and it is possible to lose more than the initial amount invested.	Derivatives Risk: Underlying ETFs may use derivative instruments, including swap agreements and futures contracts, which derive their value from the value of an underlying asset or index. Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Underlying ETFs may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The derivatives used by the Underlying ETFs may give rise to a form of leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Underlying ETFs to be more volatile. The use of leverage may also increase expenses and increase the impact of the Underlying ETF’s other risks. The use of leverage may cause the Underlying ETFs to liquidate portfolio positions to satisfy its obligations or to meet collateral segregation requirements or regulatory requirements when it may not be advantageous to liquidate such positions, resulting in increased volatility of returns. Certain of the Underlying ETF’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Underlying ETFs realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Underlying ETF’s after-tax returns.

Leverage Risk: Some Underlying ETFs may borrow money for leveraging. Interest expenses may exceed the income from the assets purchased with such borrowings. While the interest obligation resulting from borrowing will be fixed (although they may fluctuate with changing market rates of interest depending on the terms of the relevant agreement), the NAV per share of the Underlying ETF will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if it did not borrow funds.	Same.

Short Sales Risk: Underlying ETFs may engage in short sales which could cause an Underlying ETF’s investment performance to suffer if it is required to close out a short position earlier than it had intended.	Same.

Preferred Stock Risk: A preferred stock is a blend of the characteristics of a bond and common stock. It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer. Preferred stock generally does not confer voting rights.	Same.

ETN Risk: The value of an ETN may be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, ETNs are unsecured debt of the issuer and would lose value if the issuer goes bankrupt.	Same.

No corresponding risk factor.

Associated Risk of Short-Term Signals. Because the Fund expects to change its exposure as frequently as weekly based on short-term price performance information, (i) the Fund’s exposure may be affected by significant market movements at or near the end of such short-term period that are not predictive of such asset’s performance for subsequent periods and (ii) changes to the Fund’s exposure may lag a significant change in an asset’s direction (up or down) if such changes first take effect at or near a weekend. Such lags between an asset’s performance and changes to the Fund’s exposure may result in significant underperformance relative to the broader equity or fixed income market.

No corresponding risk factor.	Recent Market Events Risk: U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, and significant conflict between Israel and Hamas in the Middle East. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The 1940 Act requires registered investment companies, such as the Target Fund and Acquiring Fund, to adopt fundamental policies with respect to concentration of investments in securities of issuers in particular industries, borrowing, issuing senior securities, lending, investments in commodities, investments in real estate, underwriting securities and diversification (if applicable). Fundamental policies cannot be changed without approval by the vote of a majority of the outstanding shares of a fund. The phrase “majority of the outstanding shares” means the vote of: (i) 67% or more of the fund’s shares present at a meeting, if more than 50% of the outstanding shares of the fund are present or represented by proxy, or (ii) more than 50% of the fund’s outstanding shares, whichever is less. The Target Fund and the Acquiring Fund have adopted the same fundamental investment restrictions, which are set forth below. Neither the Target Fund nor the Acquiring Fund has adopted any non-fundamental investment policies.

Fundamental Investment Policies
Target Fund and Acquiring Fund Restriction
Issuing Senior Securities and Borrowing	The Fund may not issue senior securities, borrow money or pledge their assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery, or forward delivery basis, or short sales in accordance with its objectives and strategies.
Underwriting	The Fund may not underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act).
Investing in Real Estate	The Fund may not purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate).
Investing in Commodities	The Fund may not purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities.
Making Loans	The Fund may not make loans of money (except for the lending of the Fund’s portfolio securities, repurchase agreements and purchases of debt securities consistent with the investment policies of the Fund).
Industry Concentration	The Fund may not invest in the securities of any one industry or group of industries if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry or group of industries, except that the foregoing does not apply to investments in other investment companies or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

COMPARISON OF SHAREHOLDER RIGHTS

The Target Entity is not required to hold annual meetings of shareholders. Meetings of the shareholders shall be called by any member of the Target Fund Board upon written request of shareholders holding, in the aggregate, not less than 10% of the shares, such request specifying the purpose or purposes for which such meeting is to be called. Each Target Fund share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act. Target Fund shares have no preemptive, exchange, subscription, or conversion rights and are freely transferable. For a description of other significant attributes of shares of the Target Fund see the sections entitled “The Trust and the Fund” in the Target Fund SAI, which is incorporated by reference herein.

The Acquiring Entity is not required to hold meetings of shareholders. Shares of the Acquiring Fund have equal voting rights. Meetings of the shareholders of the Acquiring Entity or of any series thereof may be called for any purpose deemed necessary or desirable upon the written request of the shareholders holding at least a majority of the outstanding shares of the entitled to vote at such meeting. Acquiring Fund shares are freely transferable. Shares of the Acquiring Funds will not have preemptive rights or cumulative voting rights, and none of the shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. For a description of other significant attributes of shares of the Acquiring Fund see the section entitled “Description of Shares” in the Proxy Statement SAI.

THE PROPOSED REORGANIZATION

TARGET FUND BOARD CONSIDERATIONS IN APPROVING THE REORGANIZATION

The Target Fund Board considered the Reorganization at a meeting held on February 19-20, 2025. At the February 19-20, 2025 meeting, the Target Fund Board, including a majority of the Trustees who are not “interested persons” of the Target Entity as that term is defined in the 1940 Act (“Independent Trustees”), approved the Reorganization and the Plan. In approving the Reorganization, the Target Fund Board determined that: (i) participation in the Reorganization is in the best interest of the Target Fund and its shareholders; and (ii) the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

In connection with the February 19-20, 2025 meeting, the Target Fund Board requested and reviewed due diligence material and information relating to: the terms of the Plan; the Acquiring Fund’s investment objective, investment strategy and risks, as well as its fundamental and non-fundamental investment policies and the extent to which there are any differences vs. those of the Target Fund; the Acquiring Fund’s fee structure, as compared to the Target Fund’s fee structure; the projected expenses of the Acquiring Fund compared to the expenses of the Target Fund, including the contractual expense limitation commitment from the Adviser for the Acquiring Fund; the experience, capabilities and ability of the Adviser to manage the Acquiring Fund; and the fact that the Acquiring Fund’s portfolio managers will be the same persons who managed the Target Fund; the U.S. federal income tax consequences of the Reorganization; the direct costs anticipated to be incurred in connection with the Reorganization and the fact that the Adviser (and/or its affiliates) would be responsible for absorbing all such costs; and the recommendation of the Adviser.

The Target Fund Board was provided with information regarding the Adviser and its business and investment management operations; and information regarding the Acquiring Trust and Acquiring Fund and their governance and service provider structure, all of which was requested in order to assist the Target Fund Board in making an informed business judgement with respect to the Reorganization.

The Independent Trustees were advised by independent legal counsel in their considerations of the Plan and the Reorganization. The Independent Trustees did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the Plan. Rather, the approval determinations were made on the basis of each Independent Trustee’s business judgment after consideration of all of the factors taken in their entirety. Also, in determining to approve the Reorganization, the Target Fund Board did not consider other possible trust/adviser combinations, as the Target Fund Board believed, for the reasons stated herein, that the proposal by the Adviser is in the best interest of the Target Fund and its shareholders.

The following is a summary of the material factors that the Target Fund Board considered in approving the Reorganization and recommending that shareholders of the Target Fund approve the Reorganization:

•	the Reorganization was recommended by the Adviser as investment adviser to the Target Fund;

•	the reasonableness of the terms and conditions of the Plan, including that the Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code such that the Target Fund and its shareholders are not expected to recognize gain or loss for U.S. federal income tax purposes;

•	the investment objectives of the Target Fund and the Acquiring Fund are identical;

•	the principal investment strategies of the Target Fund and the Acquiring Fund are identical, except that the principal investment strategies for the Target Fund indicate that investment decisions are made for the Target Fund by the Adviser, whereas the principal investment strategies for the Acquiring Fund indicate that such decisions will be made by TRM;

•	the fundamental and non-fundamental policies of the Target Fund and the Acquiring Fund are substantially the same, with no material differences;

•	the portfolio managers of the Target Fund and the Acquiring Fund will be the same;

•	the advisory fees for the Target Fund and the Acquiring Fund are the same;

•	that the Adviser anticipates that, directly following the proposed Reorganization, the Acquiring Fund’s annual fund operating expenses will be lower than the Target Fund’s current annual fund operating expenses, and after taking into account a contractual operating expenses limitation agreement the Adviser and/or TRM have agreed to continue for a period of at least two years following the date of the Reorganization;

•	the Adviser, TRM (or their affiliates), and not the Target Fund or the Acquiring Fund, will pay all direct costs associated with the Reorganization;

•	no sales loads, commissions or other transactional fees would be imposed on the Target Fund’s shareholders in connection with the Reorganization;

•	the experience and background of the Acquiring Trust’s Board and independent trustees;

•	the service provider structure for the Acquiring Trust and Acquiring Fund is expected to be of a sufficiently high quality so as to benefit the Acquiring Fund and its shareholders;

•	that the Reorganization will be submitted to the shareholders of the Target Fund for their approval;

•	that shareholders of the Target Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Target Fund shares before the Reorganization; and

•	possible alternatives to the Reorganization, including scenarios where the shareholders of the Target Fund do not approve the Plan.

Based on all of the foregoing, the Target Fund Board concluded that the Target Fund’s participation in the proposed Reorganization would be in the best interests of the Target Fund and its shareholders and would not dilute the interests of the Target Fund’s existing shareholders. The Target Fund Board, which is comprised solely of Independent Trustees, unanimously recommends that shareholders of the Target Fund approve the Plan for the reorganization of the Target Fund.

SUMMARY OF AGREEMENT AND PLAN OF REORGANIZATION

The terms and conditions under which the Reorganization is expected to be consummated are set forth in the Plan, a copy of which is attached as Exhibit B to this Proxy Statement/Prospectus. Significant provisions of the Plan are summarized below.

The Acquiring Fund has been newly established by the Acquiring Entity solely for the purpose of effecting the Reorganization and currently has no assets. With respect to the Reorganization, if shareholders of the Target Fund approve the Plan and other closing conditions are satisfied or waived, all of the assets of the Target Fund will be delivered to the Acquiring Fund’s custodian for the account of the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and delivery by the Acquiring Fund to the Target Fund for further delivery to the holders of record as of the Effective Time (as defined below) of the issued and outstanding shares of the Target Fund of a number of shares of the corresponding class of the Acquiring Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of the Target Fund attributable to the class or classes held by the holders of record of the Target Fund shares, all determined and adjusted as provided in the Plan. Shareholders of both the Institutional Class shares and Investor Class shares of the Target Fund will receive shares of the corresponding class of the Acquiring Fund. The value of your account with the Acquiring Fund immediately after the Reorganization is expected to be the same as the value of your account with the Target Fund immediately prior to the Reorganization.

The Target Entity and Acquiring Entity will be required to make representations and warranties that are customary in reorganizations. If shareholders approve the Reorganization and if all of the closing conditions set forth in the Plan are satisfied or waived, consummation of the Reorganization (the “Closing”) is expected to occur on or around [ ], 2025 (the “Closing Date”), immediately following the closing of regular trading on the NYSE on the Closing Date (the “Effective Time”). Following receipt of the requisite shareholder vote in favor of the Reorganization and as soon as reasonably practicable after the Closing, the outstanding shares of the Target Fund will be terminated in accordance with its governing documents and applicable law.

The obligations of the Acquiring Entity and the Target Entity are subject to the following conditions, among others:

•	the Acquiring Fund’s Registration Statement on Form N-14 under the 1933 Act shall be on file with the SEC and shall be effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued;

•	the shareholders of the Target Fund shall have approved the Plan;

•	the Acquiring Fund and Target Fund shall have each delivered an officer’s certificate certifying that all representations, covenants and warranties of or with respect to each respective Fund made in the Plan are true and correct in all material respects at and as of the effective date of the Plan, except as they may be affected by the transactions contemplated by the Plan; and

•	The Target Fund and Acquiring Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization is expected to be a “reorganization” within the meaning of Section 368(a) of the Code, as described in more detail in “U.S. Federal Income Tax Considerations” below.

If shareholders of the Target Fund do not approve the Proposal within the anticipated timeline, management expects that the shareholder meeting would be adjourned to give more time to solicit shareholder votes in favor of the Proposal. If the Target Fund does not receive shareholder approval of the Reorganization it will continue to operate under its current structure, and the Target Fund Board will consider other possible courses of action. The Plan may be terminated and the Reorganization may be abandoned at any time prior to Closing by mutual agreement of the parties. The Plan may be amended or modified in a writing signed by the parties to the Plan.

COSTS OF REORGANIZATION

The Reorganization costs, including any costs directly associated with preparing, filing, printing, and distributing to the shareholders of the Target Fund all materials relating to this Proxy Statement/Prospectus and soliciting shareholder votes, as well as the conversion costs associated with the Reorganizations, will be borne by Tidal and TRM. Neither the Target Fund nor the Acquiring Fund will bear any costs related to the Reorganization. The costs related to the Reorganization include, but are not limited to, costs associated with preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the Prospectus/Proxy Statement contained therein), legal fees, accounting fees, and expenses of soliciting Target Fund shareholders and holding shareholder meetings.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of the material U.S. federal income tax considerations of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in tax-advantaged accounts.

The Reorganization is intended to qualify as a “reorganization” under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Godfrey & Kahn, S.C. substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, generally for U.S. federal income tax purposes:

•	The acquisition by the Acquiring Fund of all of the assets of the Target Fund in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a) of the Code, and the Target Fund and Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

•	No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for the Acquiring Fund shares pursuant to Sections 361(a) and 357(a) of the Code.

•	No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund pursuant to Section 1032(a) of the Code.

•	No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares to its shareholders in complete liquidation of the Target Fund pursuant to Section 361(c)(1) of the Code.

•	The tax basis of each asset of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such asset to the Target Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.

•	The holding period of each asset of the Target Fund received by the Acquiring Fund will include the periods during which such asset was held by the Target Fund pursuant to Section 1223(2) of the Code.

(1)	No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their Target Fund shares for the Acquiring Fund shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.

(1)	The aggregate tax basis of the Acquiring Fund shares received by each shareholder of the Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the shareholder’s Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

•	The holding period of the Acquiring Fund shares received by each shareholder of the Target Fund (including fractional shares to which they may be entitled) will include the shareholder’s holding period of the Target Fund shares surrendered in exchange therefor, provided that such Target Fund shares were held as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code.

The opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Godfrey & Kahn, S.C. will rely in rendering its opinion and will also be based on customary assumptions. It is possible that the IRS or a court could disagree with Godfrey & Kahn S.C.’s opinion, which therefore cannot be free from doubt. A copy of the opinion will be filed with the SEC and will be available for public inspection. Neither the Target Fund nor the Acquiring Fund have requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganization.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives in the exchange.

The tax attributes, including capital loss carryovers, if any, as of the date of closing of a Reorganization, of the Target Fund move to the Acquiring Fund in the Reorganization and any such capital loss carryovers would be available to offset future gains recognized by the Acquiring Fund, subject to limitations under the Code. If, as is anticipated, at the time of the Closing of the Reorganization, the Acquiring Fund has either no assets or nominal assets incident to its organization, there will be no change of ownership of the Target Fund as a result of the Reorganization. Thus, the Reorganization is not expected to result in any limitation on the use by the Acquiring Fund of the Target Fund’s capital loss carryovers, if any. However, the capital loss carryovers of the Acquiring Fund, as the successor in interest to the Target Fund, may subsequently become subject to an annual limitation as a result of purchases or redemptions of the Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.

This discussion is only a general summary of certain U.S. federal income tax consequences. You should consult your tax adviser regarding the U.S. federal income tax consequences as well as the state, local and foreign consequences to you, if any, of a Reorganization in light of your particular circumstances.

ACCOUNTING SURVIVORSHIP

The Target Fund will be considered to be the accounting survivor of the Reorganization, meaning that the Acquiring Fund will assume the financial and performance history of the Target Fund.

TARGET FUND BOARD RECOMMENDATION

The Target Fund Board unanimously recommends that shareholders of the Target Fund approve the proposed Reorganization pursuant to the Plan.

VOTING INFORMATION

PROXY STATEMENT/PROSPECTUS

You are receiving this Proxy Statement/Prospectus and the enclosed proxy card because the Target Fund Board is soliciting your proxy to vote on the Proposal at the Meeting and at any adjournments of the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. Target Fund shareholders may vote by participating in the Meeting and following the instructions below. You do not need to attend the Meeting to vote. Instead, you may simply complete, sign, and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

This Proxy Statement/Prospectus, the enclosed Notice of Meeting of Shareholders, and the enclosed proxy card are expected to be mailed on or about [ ], 2025 to all shareholders entitled to vote.

Shareholders may attend the Meeting. The Meeting will begin promptly on [ ], 2025, at 1:00 p.m., Central time. Only Target Fund shareholders will be able to participate in the Meeting.

Shareholders of record of the Target Fund as of the close of business on the Record Date of April 8, 2025 are entitled to vote at the Meeting. The number of outstanding shares of the Target Fund on the Record Date were [ ] Institutional Class share shares and [ ] Investor Class shares. Each share is entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.

Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting. If a proxy is authorized to vote for a shareholder, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Target Entity in writing at the address set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder participates in the Meeting, the shareholder may withdraw the proxy and vote at the Meeting. However, if your shares are held through a broker-dealer or other financial intermediary you will need to obtain a “legal proxy” from them in order to vote your shares at the Meeting.

Executed proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the Proposal.

QUORUM REQUIREMENT AND ADJOURNMENT

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting. A Quorum means one-third (33 1/3%) of the shares of the Target Fund that are entitled to vote at the Meeting, present at the Meeting or represented by proxy.

If sufficient votes to approve the Proposal are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned to permit further solicitations of proxies. The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposal) that properly come before the Meeting. A majority of the votes cast by shareholders of the Target Fund present or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting.

Because the Proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the Proposal is non-discretionary, the Target Fund does not expect to receive broker non-votes.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Proposal because an absolute percentage of affirmative votes is required to approve the Proposal.

Broker non-votes are proxies from brokers or nominees that indicate that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote, such as the Proposal.

VOTE NECESSARY TO APPROVE THE PROPOSAL

The Proposal must be approved by a 1940 Act Majority vote of the outstanding voting securities of the Target Fund. A “1940 Act Majority” of the outstanding voting securities of a fund means the lesser of (i) 67% or more of the voting securities of the fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the fund.

PROXY SOLICITATION

In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Target Fund will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.

In addition to solicitations by mail, officers and employees of the Target Fund, Tidal and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Target Fund expects that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

As the Meeting date approaches, you may receive a telephone call from a representative of the Target Fund if your votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Target Fund’s representative is required to ask for each shareholder’s full name and address, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Target Fund’s representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited matches the information previously provided to the Target Fund, then the Target Fund’s representative has the responsibility to explain the voting process, read the Proposal listed on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the Target Fund’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The Target Fund’s representative will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Target Fund immediately if his or her instructions are not correctly reflected in the confirmation.

SHARE OWNERSHIP BY LARGE SHAREHOLDERS, MANAGEMENT AND TRUSTEES

A list of the name, address, and percent ownership of each person who, as of February 28, 2025, to the knowledge of the Target Fund, owned 5% or more of the outstanding shares of the Target Fund can be found at Exhibit A.

To the best of the knowledge of the Target Entity, the ownership of shares of the Target Fund by executive officers and Trustees of the Target Fund as a group constituted less than 1% of the shares of the Target Fund as of February 28, 2025.

OTHER MATTERS

CAPITALIZATION

The following table shows the capitalization of the Target Fund as of February 28, 2025 and of the Acquiring Fund on a pro forma combined basis (unaudited) as of the same date, giving effect to the proposed Reorganization. The following is an example of the number of shares of the Acquiring Fund that would have been exchanged for the shares of the Target Fund if the Reorganization had been consummated on February 28, 2025, and does not necessarily reflect the number of shares or value of shares that will actually be received if the Reorganization occurs on the Closing Date. The capitalizations of the Target Fund and the Acquiring Fund are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity.

(unaudited)	Target Fund	Acquiring Fund (pro forma)(1)
Aggregate Net Assets	$52,018,652	$52,018,652

Institutional Shares
Shares Outstanding	1,160,384	1,160,384
Net Asset Value Per Share	$33.90	$33.90
Net Assets	$39,342,236	$39,342,236

Investor Shares
Shares Outstanding	379,385	379,385
Net Asset Value Per Share	$33.41	$33.41
Net Assets	$12,676,416	$12,676,416

DISSENTERS’ RIGHTS

If the Reorganization is approved at the Meeting, Target Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares. After the Reorganization, Target Fund shareholders will hold corresponding shares of the Acquiring Fund, which may also be redeemed at net asset value.

SHAREHOLDER PROPOSALS

The governing instruments of the Target Entity do not require that the Target Fund hold annual meetings of shareholders. The Target Fund is, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements or of a change in the fundamental investment policies, objectives or restrictions of the Target Fund. The Target Entity also would be required to hold a shareholder meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Target Entity’s governing instruments generally provide that a shareholder meeting shall be called upon written request of the holders of shares entitled to cast not less than ten percent of all the votes entitled to be cast at such meeting.

Shareholders of the Target Fund wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to the Target Entity a reasonable time before the Target Fund Board’s solicitation relating to that meeting is to be made. Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement. The persons named as proxies in future proxy materials of the Target Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by the Target Fund within a reasonable period of time before the Target Fund’s Board’s solicitation relating to that meeting is made. Written proposals with regard to the Target Fund should be sent to the Secretary of the Target Entity, at the address of the Target Fund given above. If the proposed Reorganization is approved and completed, shareholders of the Target Fund will become shareholders of the Acquiring Fund and, thereafter, will be subject to the shareholder proposal requirements of the Acquiring Fund.

AUDITORS

The financial statements of the Target Fund for the year ended August 31, 2024, contained in the Target Fund’s Annual Report to Shareholders, have been audited by Cohen & Company, Ltd., an independent registered public accounting firm. Tait, Weller & Baker LLP will serve as the independent registered public accounting firm for the Acquiring Fund.

Exhibit A

OWNERSHIP OF THE TARGET FUND

SIGNIFICANT HOLDERS

The following tables show, as of February 28, 2025, the accounts of the Target Fund that own of record 5% or more of a class of the Target Fund. The Target Entity has no information regarding the beneficial ownership of Target Fund shares through accounts with financial intermediaries.

Institutional Shares:

Name and Address	% Ownership	Type of Ownership(1)
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	29.63%	Record

Name and Address	% Ownership	Type of Ownership(1)
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, New Jersey 07399-0002	29.33%	Record

Name and Address	% Ownership	Type of Ownership(1)
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attentional Mutual Funds 211 Main Street San Francisco, CA 94105-1905	27.49%	Record

Investor Shares:

Name and Address	% Ownership	Type of Ownership(1)
UBS WM USA Special Custody Account EBOC UBSFSI 1000 Harbor Boulevard Weehawken, NJ 07086-6761	49.39%	Record

 A-1

Name and Address	% Ownership	Type of Ownership(1)
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 250 Nicollet Mall Suite 1800 Minneapolis, MN 55401-7553	30.62%	Record

Name and Address	% Ownership	Type of Ownership(1)
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attentional Mutual Funds 211 Main Street San Francisco, CA 94105-1905	15.53%	Record

(1)	“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e. “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e. “Jane Doe Shareholder.”

 A-2

Exhibit B

Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (“AGREEMENT”) is made this [ ] day of [ ], 2025 by and among: (i) Managed Portfolio Series, a Delaware statutory trust (“TARGET ENTITY”), on behalf of its series portfolio, the ATAC Rotation Fund (the “TARGET FUND”); (ii) Tidal ETF Trust, a Delaware statutory trust (“ACQUIRING ENTITY”), on behalf of its series portfolio, the ATAC Rotation Fund (the “ACQUIRING FUND,” and the Target Fund and the Acquiring Fund, each a “FUND”); (iii) solely for the purposes of Sections 1.1(f), 9.2, 11.1 and 11.2 of this Agreement, Tidal Investments LLC (“TIDAL”), investment adviser to the Target Fund and the Acquiring Fund; and (iv) solely for purposes of Sections 9.2, 11.1 and 11.2, Tactical Rotation Management, LLC (“TRM”), investment sub-adviser to the Acquiring Fund. Other than the Target Fund and the Acquiring Fund, no other series of either the Target Entity or the Acquiring Entity are parties to this Agreement.

WHEREAS, each of the Target Entity and the Acquiring Entity is an open-end investment company of the management type registered with the Securities and Exchange Commission (the “COMMISSION”); and

WHEREAS,  the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire all of the Assets and Liabilities (as each such term is defined in Section 1.1(b) and Section 1.1(c), respectively, of this Agreement) of the Target Fund in exchange solely for shares of the corresponding class of the Acquiring Fund (“Acquiring Fund Shares”), as set forth on Exhibit A hereto, having an aggregate net asset value equal to the value of the Target Fund’s net assets being acquired, and (ii) the Target Fund will distribute, pro rata by class, the Acquiring Fund Shares to shareholders of the corresponding class of the Target Fund, in complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “REORGANIZATION”); and

WHEREAS, the Acquiring Fund is, and will immediately prior to the Closing (defined in Section 3.1) be, a shell series, without assets (other than nominal seed capital) or liabilities, created for the purpose of acquiring the Assets and Liabilities of the Target Fund; and

WHEREAS, this Agreement is adopted as a “plan of reorganization” within the meaning of the U.S. Treasury regulations under Section 368 of the Internal Revenue Code of 1986, as amended (the “CODE”), or any successor provision, and the Reorganization between the Target Fund and the Acquiring Fund contemplated hereunder is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, or any successor provision; and

WHEREAS, the Board of Trustees of the Target Entity, including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Target Entity, has determined that (1) participation in the Reorganization is advisable and is in the best interests of the Target Fund and its shareholders, and (2) the interests of the existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. The Board of Trustees of the Acquiring Entity, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Acquiring Entity, has determined that participation in the Reorganization is advisable and is in the best interests of the Acquiring Fund.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1         Provided that all conditions precedent to a Reorganization set forth herein have been satisfied as of the Effective Date (as defined in Section 3.1), and based on the representations and warranties each party provides to the others, the Target Entity and the Acquiring Entity agree to take the following steps with respect to the Reorganization:

(a)        The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume all of the Liabilities of the Target Fund, as defined and set forth in Section 1.1(c), and deliver to the Target Fund the number of full and fractional Acquiring Fund Shares of the corresponding class of the Acquiring Fund determined in the manner set forth in Section 2.

(b)        The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights of the Target Fund, cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Target Fund at the Effective Time, books and records, and any other property owned by the Target Fund on the Effective Date (collectively, “ASSETS”).

(c)        The Target Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its prospectus, to discharge all of its liabilities and obligations prior to the Effective Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Effective Date, whether or not determinable at the Closing and whether or not specifically referred to in this Agreement (collectively, “LIABILITIES”).

(d)        As soon as reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record of the corresponding class of shares of the Target Fund (“TARGET FUND SHAREHOLDERS”) the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1(a) pro rata, and the Target Fund will as promptly as reasonably practicable thereafter completely liquidate and dissolve. Each Target Fund Shareholder will receive the number of full and fractional Acquiring Fund Shares of the corresponding class of the Acquiring Fund that has an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund held of record by such Target Fund Shareholder at the Closing. Such distribution and liquidation will be accomplished, with respect to the Target Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders, representing the respective number of Acquiring Fund Shares due to such Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.

(e)        Ownership of Acquiring Fund Shares will be shown on the Acquiring Fund’s books, as such are maintained by the Acquiring Fund’s transfer agent.

(f)        All books and records of the Target Fund maintained by the Target Fund or by Tidal, including all books and records required to be maintained under the 1940 Act and the rules and regulations promulgated thereunder, shall be given to the Acquiring Fund on the Effective Date (as defined below) by the Target Fund or by Tidal as the case may be, and Tidal shall cause copies of all such books and records maintained by the Target Fund’s administrator, custodian, distributor, or fund accountant to be turned over to the Acquiring Fund or its agents as soon as practicable following the Effective Date.

2.	VALUATION

2.1        With respect to the Reorganization:

(a)        The net value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Valuation Time (defined below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities, in each case using the valuation procedures established by the Target Entity’s Board of Trustees, provided, however, that such computation is consistent with the valuation policies and procedures of the Acquiring Entity and in the event of any material inconsistency, the parties hereto shall confer and mutually agree on the valuation (“VALUATION PROCEDURES”).

(b)        The number of Acquiring Fund Shares of each class issued by the Acquiring Fund (including fractional shares, if any, rounded to the nearest thousandth) in exchange for the Target Fund’s Assets shall equal the number of shares of each corresponding class of the Target Fund outstanding as of the Valuation Time (defined below).

(c)        The net asset value per share of each class of shares of the Acquiring Fund issued in connection with the Reorganization shall be the net asset value per share of the corresponding class of shares of the Target Fund computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using Valuation Procedures, divided by the number of shares of that class issued by the Acquiring Fund;

(d)        All computations of value shall be made by the Target Fund’s administrator using the Valuation Procedures and shall be subject to review by the Acquiring Fund’s administrator and, if requested by either the Target Entity or the Acquiring Entity, by the independent registered public accountant of the requesting party.

(e)        “VALUATION TIME” shall mean immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date (defined below).

(f)        “VALUATION DATE” shall mean the same business day as the Effective Date.

3.	CLOSING AND EFFECTIVE DATE

3.1         The Reorganization shall close on or around [        ], 2025, or such other date as the parties may agree (the “EFFECTIVE DATE”). All acts taking place at the closing of a Reorganization (“CLOSING”) shall be deemed to take place simultaneously as of immediately following the closing of regular trading on the NYSE on the Effective Date unless otherwise agreed to by the parties (the “CLOSING TIME”). The Closing of the Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2         With respect to the Reorganization:

(a)        The Target Fund’s portfolio securities, investments or other Assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Effective Date to the Acquiring Fund’s custodian (the “ACQUIRING CUSTODIAN”) for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Entity shall direct the Target Fund’s custodian (the “TARGET CUSTODIAN”) to deliver to the Acquiring Custodian as of the Effective Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act) in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Effective Date. If the Target Fund is unable to make such delivery on the Effective Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Effective Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Effective Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

(b)        The Target Entity shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that, except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund at the Closing Time on the Effective Date.

(c)        At such time prior to the Effective Date as the parties mutually agree, the Target Fund shall provide: (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Effective Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.

(d)        The Target Entity shall direct the transfer agent for the Target Fund (the “TARGET TRANSFER AGENT”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Entity, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares of each class (as applicable) owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Target Fund a confirmation evidencing the Acquiring Fund shares to be credited on the Effective Date, or provide other evidence reasonably satisfactory to the Target Entity that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, assumption of liabilities, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e)        In the event that on the Valuation Date or the Effective Date (a) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “EXCHANGE”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Entity or the Target Entity or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Effective Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1         Target Entity, on behalf of itself or, where applicable, the Target Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a)        The Target Fund is a duly established separate series of the Target Entity, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws, to own all of its Assets, to carry on its business as it is now being conducted and, subject to approval by the Target Fund’s shareholders, to enter into this Agreement and perform its obligations hereunder;

(b)        The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (“1933 ACT”), is in full force and effect;

(c)        No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required to be obtained for the consummation by the Target Fund and the Target Entity of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Effective Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 ACT”), the 1940 Act and Delaware securities laws;

(d)        The current prospectus and statement of additional information of the Target Fund, including supplements thereto, and each prospectus and statement of additional information of the Target Fund, including supplements thereto, used at all times prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)        The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;

(f)         Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Effective Date have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act;

(g)       The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Target Entity’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity, on behalf of the Target Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any material agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Target Entity, on behalf of the Target Fund, is a party or by which it is bound;

(h)        Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Target Entity’s or the Target Fund’s knowledge, threatened against the Target Entity, with respect to the Target Fund, that, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Target Fund and the Target Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Target Entity nor the Target Fund are a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)         The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A (the “PROSPECTUS” and “STATEMENT OF ADDITIONAL INFORMATION”). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date(s) not disclosed therein;

(j)         Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by the Target Fund, the redemption of Target Fund shares held by shareholders of the Target Fund, distributions of the Target Fund’s net investment income and/or net recognized gains, or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;

(k)        On the Effective Date, all federal income and other material tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by or provided to the applicable recipient by the Effective Date (taking into account any applicable extensions) shall have been filed or provided, and are or will be correct and complete in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns, forms, and reports or on any assessment received shall have been paid or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to in subsection (i) above are properly reflected on such financial statements. As of the Effective Date, the Target Fund will not have any tax deficiency or liability asserted or assessed against it, and it will not be under examination (either in progress or threatened) by the Internal Revenue Service or by any state or local tax authority. There are no levies, liens, or other encumbrances related to taxes existing or known to the Target Fund to be threatened or pending with respect to the Assets of the Target Fund (other than liens for Taxes not due and payable). To the knowledge of the Target Entity, no written claim has ever been made by a taxing authority in a jurisdiction where the Target Fund does not file a tax return that the Target Fund is, or may be, subject to taxation in that jurisdiction. To the knowledge of the Target Entity, no written claim has ever been made by a taxing authority with which the Target Fund does not file a particular tax return, that the Target Fund is or may be required to file such tax return;

(l)         For each taxable year since the commencement of the Target Fund’s operations (in the case of the taxable year that includes the Effective Date, for that portion of such taxable year ending with the Effective Date), the Target Fund: (i) has been (and will be) a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation for federal income tax purposes pursuant to Section 851(g)(1) of the Code, (ii) has met (and will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” within the meaning of Section 851 of the Code and has elected to be treated as such, (iii) has been (and will be) eligible to and has computed (and will compute) its federal income tax under Section 852 of the Code, and (iv) has not been (and will not be) liable for any material income or excise tax under Sections 852 or 4982, respectively, of the Code. The Target Fund has not taken any action or caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company. As of the time of the Closing, the Target Fund will have no current or accumulated earnings and profits in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to the Target Fund;

(m)       The Target Fund has not changed its taxable year end within the most recent 60-month period ending on August 31, 2024, and will not change its taxable year end prior to the Effective Date, without the consent of the Acquiring Entity, whose consent will not be unreasonably withheld;

(n)        All issued and outstanding shares of the Target Fund are, and on the Effective Date will be, validly issued, fully paid and non-assessable by the Target Entity and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws or exemptions therefrom. All of the issued and outstanding shares of the Target Fund will, at the Effective Date, be held by the persons and in the amounts set forth in the records of the Target Transfer Agent, on behalf of the Target Fund, as provided in Section 3.2(d). The Target Fund does not have any outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund’s shares, and none will be outstanding on the Effective Date;

(o)        The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Date by all necessary action, if any, on the part of the Board of Trustees of the Target Entity, on behalf of the Target Fund, and subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(p)        Within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b)) in connection with the meeting of shareholders of the Target Fund to approve this Agreement and such information, as of the date provided through the date of the meeting of shareholders of the Target Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity for use therein;

(q)        The N-14 Registration Statement referred to in Section 5.1(b), only insofar as it relates to the Target Entity and the Target Fund, will, on the effective date of the N-14 Registration Statement and on the Effective Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, provided, however, that the representation and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein;

(r)         The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(s)        The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although it may have claims against creditors in such a Title 11 or similar case;

(t)         The Target Fund has no unamortized or unpaid organizational fees or expenses;

(u)        Except as otherwise disclosed to and accepted, in writing by or on behalf of the Acquiring Fund, all material contracts or other commitments (other than this Agreement) will be terminated with respect to the Target Fund at or prior to the Closing (or, if such agreements will continue to apply to other series of the Target Entity, will cease to have further effect with respect to the Target Fund) without liability to the Target Fund and such termination shall not result in the acceleration of any obligations of the Target Fund on or prior to the Closing;

(v)        All information provided or identified in writing by the Target Entity to the Acquiring Entity in response to formal due diligence requests relating to the Target Fund is true and correct in all material respects and contains no material misstatements or omissions with respect to the operation of the Target Fund as of the date hereof;

(w)       The Target Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act. The Target Fund is in compliance in all material respects with its policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act, except as otherwise disclosed to the Acquiring Entity; and

(x)        For each year of its operation since inception and following an initial two-year term, the Target Fund’s investment advisory agreement with Tidal, and its predecessors, has been properly approved by the Board of Trustees of the Target Entity pursuant to Section 15(c) of the 1940 Act.

4.2         The Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Target Entity and the Target Fund as follows:

(a)        The Acquiring Fund is a duly established separate series of the Acquiring Entity, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under its Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;

(b)        The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund to be issued in the Reorganization under the 1933 Act will be in full force and effect on the Effective Date;

(c)        No consent, approval, authorization, or order of any court, governmental authority or FINRA is required to be obtained for the consummation by the Acquiring Fund and the Acquiring Entity of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Effective Date under the 1933 Act, the 1934 Act, the 1940 Act and Delaware securities laws;

(d)        The prospectus and statement of additional information of the Acquiring Fund, including supplements thereto, to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)        On the Effective Date, prior to the Closing, there will be no issued or outstanding securities issued by the Acquiring Fund, other than nominal shares issued in a private placement to Tidal or an affiliate to secure any required initial shareholder approvals (“INITIAL SHARES”). The Initial Shares have been or will be redeemed by the Acquiring Fund prior the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account.

(f)         The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Acquiring Entity’s organizational documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity are a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;

(g)        Except as otherwise disclosed in writing to and accepted by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator governmental body or FINRA is presently pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity or the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Entity’s or the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Entity nor the Acquiring Fund are a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)        The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity, without assets or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not commenced operations, prepared books of account and related records or financial statements or issued any shares except the Initial Shares issued to its initial shareholder to secure any required initial shareholder approvals;

(i)         By the Closing, the Acquiring Entity’s Board of Trustees and Officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence or have commenced operations as series of a registered open-end management investment company, including, without limitation, approving and executing investment advisory contracts in the manner required by the 1940 Act and approving and executing such other contracts as are necessary for the operation of the Acquiring Fund;

(j)         The Acquiring Fund: (i) was formed for the purpose of implementing the Reorganization, (ii) has not filed any income tax return, and intends to continue to qualify to be a regulated investment company under Subchapter M of the Code for its taxable year which includes the Effective Date; (iii) holds and has held no property other than de minimis assets related to its formation or maintenance of its legal status and has and has had no tax attributes other than attributes related to such de minimis assets, and (iv) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to continue the Target Fund’s qualification as a regulated investment company from and after the Closing;

(k)        All issued and outstanding Acquiring Fund shares are, and on the Effective Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Entity and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws or exemptions therefrom;

(l)         The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Date by all necessary action, if any, on the part of the Board of the Trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)       The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Effective Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity and the Acquiring Fund;

(n)        The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(o)        The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it expects to be reimbursed by the Target Fund, directly or indirectly;

(p)        The N-14 Registration Statement referred to in Section 5.1(b), only insofar as it relates to Tidal and the Acquiring Fund, will, on the effective date of the N-14 Registration Statement and on the Effective Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representation and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein;

(q)        All information provided or identified in writing by the Acquiring Entity to the Target Entity in response to formal due diligence requests relating to the Acquiring Fund is true and correct in all material respects and contains no material misstatements or omissions with respect to the operation of the Acquiring Fund and the Acquiring Entity as of the date hereof;

(r)         The Acquiring Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act and, at the Effective Time, such policies and procedures will have been appropriately tailored to address the business of the Acquiring Fund; and

(t)         The Acquiring Fund’s investment advisory agreement with Tidal and the Acquiring Fund’s investment sub-advisory agreement between Tidal and TRM have been properly approved by the Board of Trustees of the Acquiring Entity pursuant to Section 15(c) of the 1940 Act.

5.	COVENANTS

5.1         With Respect to Reorganization, the Acquiring Fund and the Target Fund covenant and agree, respectively, as follows:

(a)        The Target Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Effective Date for the Reorganization, it being understood that such ordinary course of business for the Target Fund during that time period may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use commercially reasonable efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct its business operations in the ordinary course in all material respects.

(b)        The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund Shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization (the “N-14 REGISTRATION STATEMENT”).

(c)        The Target Entity will call a meeting of the shareholders of the Target Fund to consider and act separately upon this Agreement with respect to the Target Fund and to take all other action necessary to obtain approval of the transactions contemplated herein.

(d)        The Target Fund covenants that the Acquiring Fund shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(e)        The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

(f)         The Target Entity, on behalf of the Target Fund, will provide the Acquiring Fund with: (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Acquiring Entity may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury Regulations following the Closing for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (the “TARGET FUND SHAREHOLDER DOCUMENTATION”), (3) the tax books and records of the Target Fund (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. section 1.6045A-1 and section 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed by the Target Fund or Acquiring Fund for tax periods ending after the Effective Date, and (4) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 WORKPAPERS”). The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

(g)        Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(h)        As promptly as reasonably practicable after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the shares of the Acquiring Fund received at the Closing, as set forth in Section 1.1(d) hereof.

(i)         After the Effective Date, if requested by the Acquiring Fund, the Target Entity, on behalf of the Target Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund under Section 381 of the Code.

(j)         The parties intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that, to its knowledge, is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code.

(k)        Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, preparing tax returns relating to tax periods ending on or prior to the Effective Date (whether due before or after the Effective Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties in writing.

(l)        The Target Entity, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (1) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.

(m)        The Target Entity, on behalf of the Target Fund, agrees that the acquisition of all Assets and Liabilities of the Target Fund by the Acquiring Entity, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Target Entity hereby assigns to the Acquiring Entity all rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(n)        The Target Entity and the Acquiring Entity will coordinate with their respective administrators to provide a valuation check to determine whether the use of the Acquiring Fund’s valuation procedures will result in material differences in the prices of the portfolio securities of the Target Fund as compared to the prices of the same portfolio securities determined using the Target Fund’s valuation procedures, such valuation check to be conducted no later than two weeks prior to the Effective Date on a mutually agreeable date. In the event that such valuation check reveals material pricing differences, the Target Entity and the Acquiring Entity will work together, in good faith, to eliminate or minimize such differences prior to the Closing.

(o)        The Acquiring Entity covenants that it will not make any material changes to the Acquiring Fund’s valuation procedures prior to the Effective Date without providing the Target Entity with written notice of such changes at least ten days prior to the effective date of such changes.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1         The obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein and the effectiveness of the Reorganization shall be subject, at the Target Fund’s election, to the performance by the Acquiring Entity and the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Effective Date, and, in addition thereto, the following conditions:

(a)        All representations, covenants and warranties of the Acquiring Fund and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Date, with the same force and effect as if made on and as of the Effective Date;

(b)        The Acquiring Entity shall have delivered to the Target Entity on the Effective Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Entity and dated as of the Effective Date, to the effect that the representations, covenants and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Effective Date, except as they may be affected by the transactions contemplated by this Agreement;

(c)        The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Effective Date;

(d)        The Acquiring Entity has not made any material changes to the Acquiring Fund’s Valuation Procedures between the date of this Agreement and the Effective Date, except as provided in Section 5.1(o) herein;

(e)        The Acquiring Entity’s Board of Trustees shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 6.1(e);

(f)         The Acquiring Fund’s registration statement on Form N-1A filed by the Acquiring Entity with the Commission to register the offer of shares of the Acquiring Fund will be in effect on the Closing Date.

(g)        The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Target Fund’s current and former trustees and officers, acting in their capacities as such, shall survive the Reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns. Notwithstanding anything herein to the contrary, the Target Entity agrees that in the event of any claim or matter naming any trustee or officer of the Target Entity, and relating to the Target Fund and to events that occurred prior to the Closing, any Target Entity trustee or officer subject to such claim or matter will use commercially reasonable efforts to maximize recovery from any Target Entity insurance policy providing coverage with respect to the Target Fund, which shall be named as a terminated fund under the Target Entity’s insurance policies.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1        With respect to the Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein and the effectiveness of the Reorganization shall be subject, at the Acquiring Fund’s election, to the performance by the Target Entity and the Target Fund of all of the obligations to be performed by it hereunder on or before the Effective Date and, in addition thereto, the following conditions:

(a)        All representations and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Date, with the same force and effect as if made on and as of the Effective Date;

(b)       The Target Entity shall have delivered to the Acquiring Entity on the Effective Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Entity and dated as of the Effective Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct in all material respects at and as of the Effective Date, except as they may be affected by the transactions contemplated by this Agreement;

(c)        The Target Entity, on behalf of the Target Fund, shall have delivered to the Acquiring Entity (i) the items listed in clauses (1), (2), and (4) of Section 5.1(f) hereof and (ii) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;

(d)        The Target Custodian shall have delivered the certificate contemplated by Section 3.2(b) of this Agreement, duly executed by an authorized officer of the Target Custodian;

(e)        The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Effective Date; and

(f)        The Target Entity’s Board of Trustees shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act and approved the recommendation that the Target Fund shareholders approve the Agreement. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 7.1(f).

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Effective Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1        The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Entity’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws, Delaware law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.1;

8.2        On the Effective Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3        All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4        The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

8.5        The Acquiring Entity, on behalf of the Acquiring Fund, and the Target Entity on behalf of the Target Fund, shall each have received an opinion of Godfrey & Kahn, S.C., in a form acceptable to each such party, substantially to the effect that with respect to the Target Fund and the Acquiring Fund for federal income tax purposes (the “Tax Opinion”) substantially to the effect that subject to the assumptions, exceptions, limitations, and qualifications set forth therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)        The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)        In accordance with Sections 361(a) and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of all of its Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities of the Target Fund, and in accordance with Section 361(c) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund shares in complete liquidation of the Target Fund pursuant to the Reorganization;

(c)       In accordance with Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund as part of the Reorganization;

(d)       In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their Target Fund shares as part of the Reorganization (including fractional shares to which they may be entitled);

(e)       In accordance with Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by a Target Fund Shareholder (including fractional shares to which such Target Fund Shareholder may be entitled) pursuant to the Reorganization will be equal to the aggregate tax basis of the Target Fund shares held by such Target Fund Shareholder immediately prior to the Reorganization;

(f)        In accordance with Section 1223 of the Code, the holding period of the Acquiring Fund Shares received by a Target Fund Shareholder (including fractional shares to which they may be entitled) will include the period during which the Target Fund shares surrendered in exchange therefor were held by such Target Fund Shareholder, provided that the Target Fund shares were held as a capital asset in the hands of such Target Fund Shareholder at the Closing Time;

(g)       In accordance with Section 362(b) of the Code, the tax basis of each Asset of the Target Fund acquired by the Acquiring Fund in the Reorganization will be the same as the tax basis of such Asset in the hands of the Target Fund immediately prior to the transfer thereof in the Reorganization;

(h)       In accordance with Section 1223 of the Code, the holding period of each Asset of the Target Fund acquired by the Acquiring Fund in the Reorganization will include the period during which that Asset was held by the Target Fund immediately prior to the transfer thereof in the Reorganization;

(i)        The Reorganization will not result in the termination of the Target Fund’s taxable year, provided the Reorganization constitutes a reorganization under Section 368(a)(1)(F) of the Code; and

(j)        The Acquiring Fund will succeed to and take into account the items of the Target Fund, if any, described under Code Section 381(c), subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the U.S. Treasury regulations thereunder, if applicable.

No opinion will be expressed as to whether any gain or loss will be recognized (1) on Assets in which gain or loss recognition is required by the Code even if the transaction otherwise constitutes a nontaxable transaction, (2) on “Section 1256 contracts” as defined in Section 1256(b) of the Code, (3) on stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, (4) as a result of the closing of a taxable year (or termination thereof) due to the occurrence of an event other than the Reorganization if otherwise applicable, (5) upon termination of a position, or (6) upon the redemption of shares of the Target Fund not in connection with the Reorganization. In addition, no opinion will be expressed as to any other federal, estate, gift, state, local, or foreign tax consequences that may result from the Reorganization.

The delivery of such opinion is conditioned upon receipt by Godfrey & Kahn, S.C. of customary representations it shall reasonably request of the Acquiring Entity, on behalf of the Acquiring Fund, and of the Target Entity, on behalf of the Target Fund. The Acquiring Entity, on behalf of the Acquiring Fund, and of the Target Entity, on behalf of the Target Fund, will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this Section 8.5.

9.	FEES AND EXPENSES

9.1        The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2        The costs of the Reorganization will be borne by Tidal and TRM. Tidal will bear one-hundred percent (100%) of the Reorganization expenses relating to: (1) solicitation by proxy of the approval of the Reorganization by the Target Fund Shareholders, including the costs associated with the printing and mailing of the N-14 Registration Statement and solicitation and tabulation of shareholder votes; (2) the preparation of the N-14 Registration Statement by counsel to the Acquiring Entity; and (3) the preparation of the Acquiring Fund’s registration statement on Form N-1A by counsel to the Acquiring Entity. TRM will bear one hundred percent (100%) of the costs of counsel to the Target Entity relating to the Reorganization. Tidal and TRM shall each bear fifty percent (50%) of all other Reorganization expenses including: (1) the external legal costs of counsel to the Acquiring Entity relating to the Reorganization (apart for those legal costs noted above which are to be borne entirely by Tidal); (2) the external legal, printing and mailing costs associated with providing the supplement to the prospectus of the Target Fund notifying Target Fund Shareholders of board approval of this Agreement; (3) the external legal costs of the Target Entity associated with the N-14 Registration Statement preparation, filing and negotiations with the Commission; (4) the fees charged by the Target Fund’s independent registered public accountants for services related to the Reorganization; (5) the fees charged by the Acquiring Fund’s transfer agent for services relating to the Reorganization, including printing, mailing and imaging; (6) external legal costs associated with an opinion of counsel issued to both the Target Fund and the Acquiring Fund regarding the qualification of the Reorganization as a tax-free reorganization; and (7) all necessary taxes in connection with the Reorganization, including all applicable Federal, state and foreign stock transfer stamps. The parties hereto agree to effectuate the Reorganization in a manner designed to reasonably minimize actual costs incurred. Notwithstanding any of the foregoing, (i) expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund as a “regulated investment company” within the meaning of Section 851 of the Code or the disqualification of the Reorganization as a tax-free reorganization under Section 368(a)(1) of the Code, and (ii) it is intended that Tidal and TRM will pay or assume only those expenses that are solely and directly related to the Reorganization in accordance with the guidelines established in Revenue Ruling 73-54, 1973-1 C.B. 187

10.	COOPERATION AND EXCHANGE OF INFORMATION

Prior to the Closing and for a reasonable time thereafter, the Target Entity and the Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary: (i) for the filing of any tax return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all tax returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for the taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Entity shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

If applicable, the Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Target Entity to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Target Entity have concluded that, based on their evaluation of the effectiveness of the Target Entity’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance regarding the reliability of information provided by the Target Entity to the Acquiring Entity with respect to the Target Fund’s operations prior to the Closing that is required to be disclosed by the Acquiring Entity on Forms N-CSR and N-PORT or any forms adopted by the Commission in replacement of Forms N-CSR or N-PORT.

11.	INDEMNIFICATION

11.1     Tidal, TRM and Acquiring Entity each agrees to indemnify and hold harmless the Target Entity and each of the Target Entity’s officers and trustees and the Target Fund from and against any and all losses, claims, damages, stated liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Entity or any of its trustees or officers or the Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

11.2     Tidal, TRM and Target Entity each agrees to indemnify and hold harmless the Acquiring Entity and each of the Acquiring Entity’s officers and trustees and the Acquiring Fund from and against any and all losses, claims, damages, stated liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity or any of its trustees or officers or the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Entity, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

12.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

12.1      Except as described in Section 9.2, each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2      The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the Acquiring Entity and the Target Entity; (ii) by either the Acquiring Entity or the Target Entity if the Closing shall not have occurred on or before [ ], 2025, unless such date is extended by mutual agreement of the Acquiring Entity and the Target Entity; (iii) by either the Acquiring Entity or the Target Entity if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith; (iv) by the Acquiring Entity if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Acquiring Entity; (v) by the Target Entity if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Target Entity; or (vi) after a determination by the Acquiring Entity’s or the Target Entity’s board of trustees that the consummation of the transactions contemplated herein is not in the best interest of the party, and giving notice to the other party hereto. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (i) any such material breach or intentional misrepresentation or (ii) the parties’ respective obligations under Section 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive. However, a termination pursuant to this provision shall not relieve the parties of their obligations pursuant to Section 9.2 to bear and/or reimburse expenses relating to the Reorganization, as specified in section 9.2, which were incurred prior to the termination.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment; provided, however, that following the meeting of Target Fund Shareholders pursuant to Section 5.1(c) of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

15.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; PUBLICITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS

15.1      The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2      This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.

15.3      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4      This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

15.5      It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of: (a) the Target Fund, as provided in the Target Entity’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws, or the Acquiring Fund, as provided in the Acquiring Entity’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws, as applicable; and (b) the other parties. The execution and delivery of this Agreement have been authorized by the trustees of the Target Entity and the Acquiring Entity on behalf of the Target Fund and Acquiring Fund, respectively, and signed by authorized officers of the Target Entity and Acquiring Entity, acting as such. Such authorization by such trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund or Target Fund.

15.6      Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

15.7      Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

15.8      A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.

15.9      Each party specifically acknowledges and agrees that any liability under this Agreement with respect to the Acquiring Fund or the Target Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund or the Target Fund, shall be discharged only out of the assets of that Acquiring Fund or Target Fund, or Tidal or TRM, and that no other series of the Acquiring Entity or the Target Entity shall be liable with respect thereto.

16.	CONFIDENTIALITY

Each party will hold, and will cause its board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the disclosing party, all confidential information obtained from the disclosing party in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

In the event of a termination of this Agreement, each party agrees that it, along with its board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the disclosing party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

17.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

FOR TARGET ENTITY:

Managed Portfolio Series

615 East Michigan Street

Milwaukee, Wisconsin 53202

Attn.: Brian Wiedmeyer

WITH A COPY TO:

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, Pennsylvania 19103

Attn: Michael P. O’Hare

FOR ACQUIRING ENTITY:

Tidal ETF Trust

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204

Attn.: Eric W. Falkeis

WITH A COPY TO:

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, Wisconsin 53202

Attn: Christopher M. Cahlamer and Thomas A. Bausch

FOR TIDAL:

Tidal Investments LLC

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204

Attn: Eric W. Falkeis

FOR TRM:

Tactical Rotation Management, LLC

118-35 Queens Blvd Suite 400

Forest Hills, New York 11375

Attn: Michael A. Gayed

[SIGNATURE PAGE FOLLOWS]

AGREEMENT AND PLAN OF REORGANIZATION

SIGNATURE PAGE

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

MANAGED PORTFOLIO SERIES,

on behalf of its series

ATAC ROTATION FUND

By:

Name:

Title:

Tidal ETF Trust

on behalf of its series

ATAC ROTATION FUND

By:

Name:

Title:

TIDAL INVESTMENTS LLC, solely for the purposes of Sections 1.1(f), 9.2, 11.1 and 11.2 of this Agreement

By:

Name:

Title:

TACTICAL ROTATION MANAGEMENT, LLC, solely for the purposes of Section 9.2, 11.1 and 11.2 of this Agreement

By:

Name:

Title:

AGREEMENT AND PLAN OF REORGANIZATION

EXHIBIT A

TARGET FUND AND ACQUIRING FUND

Chart of Reorganization

Managed Portfolio Series	Tidal ETF Trust
Target Fund	Acquiring Fund
ATAC Rotation Fund	ATAC Rotation Fund

Share Class Mapping

Target Fund Share Class	Acquiring Fund Share Class
Investor Class	Investor Class
Institutional Class	Institutional Class

Exhibit C

FINANCIAL HIGHLIGHTS

The financial highlights in the following tables are intended to help you understand the Target Fund’s financial performance for the fiscal periods indicated and are included in the Target Fund’s prospectus which is incorporated herein by reference. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information in the tables below for the fiscal periods indicated has been derived from the financial statements audited by Cohen & Company, Ltd., the Target Fund’s independent registered public accounting firm, whose report, along with the Target Fund’s financial statements, are included in the annual report, which is available upon request.

 C-1

ATAC Rotation Fund

For a Fund share outstanding throughout the years.

Investor Class	Year Ended August 31, 2024		Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2020
PER SHARE DATA(1):

Net asset value, beginning of year	$27.13		$30.14	$43.13	$47.60	$31.20

INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.23		(0.13)	(0.20)	(0.21)	0.08
Net realized and unrealized gains (losses) on investments(3)	8.13		(2.88)	(12.79)	1.76	16.59
Total from investment operations	8.36		(3.01)	(12.99)	1.55	16.67

LESS DISTRIBUTIONS:
From net investment income	—		—	—	(0.03)	(0.27)
From net capital gains	—		—	—	(5.99)	—
Total distributions	—		—	—	(6.02)	(0.27)

Net asset value, end of year	$35.49		$27.13	$30.14	$43.13	$47.60

TOTAL RETURN	30.81	%(6)	-9.99%	-30.12%	2.49%	53.92%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$17.8		$18.3	$26.6	$84.5	$128.7

Ratio of expenses to average net assets(4):
Before expense waiver/recoupment	2.33%		2.37%	1.92%	1.77%	1.86%
After expense waiver/recoupment	1.84%		2.01%	1.80%	1.75%	1.74%

Ratio of expenses excluding interest expenses to average net assets(4):
Before expense waiver/recoupment	2.23%		2.10%	1.86%	1.76%	1.86%
After expense waiver/recoupment	1.74%		1.74%	1.74%	1.74%	1.74%

Ratio of net investment income (loss) to average net assets(4):
After expense waiver/recoupment	0.77%		(0.43)%	(0.51)%	(0.45)%	0.21%

Portfolio turnover rate(5)	2,155%		2,259%	2,610%	2,030%	1,785%
(1)	Per share data calculated using the average shares outstanding method.
(2)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains on the Fund’s Statement of Operations due to share transactions for the year.
(4)	Does not include expenses of investment companies in which the Fund invests.
(5)	Portfolio turnover disclosed is for the Fund as a whole.
(6)	Payment from investment adviser due to a trade error added 1.11% to this return.

 C-2

ATAC Rotation Fund

For a Fund share outstanding throughout the years.

Institutional Class	Year Ended August 31, 2024	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2020
PER SHARE DATA(1):

Net asset value, beginning of year	$27.45	$30.42	$43.41	$47.81	$31.32

INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.31	(0.05)	(0.10)	(0.09)	0.18
Net realized and unrealized gains (losses) on investments(3)	8.23	(2.92)	(12.89)	1.77	16.64
Total from investment operations	8.54	(2.97)	(12.99)	1.68	16.82

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.09)	(0.33)
From net capital gains	—	—	—	(5.99)	—
Total distributions	—	—	—	(6.08)	(0.33)

Net asset value, end of year	$35.99	$27.45	$30.42	$43.41	$47.81

TOTAL RETURN	31.11 (6)	-9.76%	-29.92%	2.75%	54.32%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$39.1	$39.4	$62.3	$136.4	$142.9

Ratio of expenses to average net assets(4):
Before expense waiver/recoupment	2.08%	2.12%	1.68%	1.53%	1.64%
After expense waiver/recoupment	1.59%	1.77%	1.56%	1.50%	1.49%

Ratio of expenses excluding interest expenses to average net assets(4):
Before expense waiver/recoupment	1.98%	1.84%	1.61%	1.52%	1.64%
After expense waiver/recoupment	1.49%	1.49%	1.49%	1.49%	1.49%

Ratio of net investment income (loss) to average net assets(4):
After expense waiver/recoupment	1.02%	(0.18)%	(0.27)%	(0.20)%	0.46%

Portfolio turnover rate(5)	2,155%	2,259%	2,610%	2,030%	1,785%
(1)	Per share data calculated using the average shares outstanding method.
(2)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains on the Fund’s Statement of Operations due to share transactions for the year.
(4)	Does not include expenses of investment companies in which the Fund invests.
(5)	Portfolio turnover disclosed is for the Fund as a whole.
(6)	Payment from investment adviser due to a trade error added 1.13% to this return.

 C-3

Exhibit D - Additional Information About the Acquiring Fund

Below is information regarding the Acquiring Fund. All references to a “Fund” in this Exhibit D refer to the Acquiring Fund. All references to the “Trust” in this Exhibit D refer to the Acquiring Entity.

Investment Objective

The Fund’s investment objective is absolute positive returns over time. The Fund’s investment objective is not fundamental and may be changed without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders.

Principal Investment Strategies

To achieve the Fund’s investment objective, the Sub-Adviser invests the Fund’s assets primarily in shares of ETFs that track various indices or multiples thereof, sometimes referred to in this Prospectus as “Underlying ETFs.”

Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”) restricts investments by investment companies in the securities of other investment companies, including Underlying ETFs. In October 2020, the SEC adopted regulatory changes related to the ability of an investment company to invest in other investment companies in excess of specified statutory limits. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of new Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting certain fund of funds arrangements. Rule 12d1-4, which became effective on January 19, 2021, permits the Fund to invest in other investment companies, including money market funds, beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022. Following this effectiveness, an investment company is no longer able to rely on these exemptive orders and no-action letters, and is subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1). The Fund may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule.

The Fund can make aggressive moves into or out of any particular asset class or sector on a short-term basis and, as a result, the Sub-Adviser expects that the Fund will have a high portfolio turnover rate. The Sub-Adviser also anticipates that the Fund’s portfolio turnover could exceed 2,000% on an annual basis depending on market conditions. Because the Fund pays transaction costs, such as commissions, when it buys and sells ETFs, a higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, in higher taxes. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples above, affect the Fund’s performance.

The Fund invests in Underlying ETFs that track various indices, or multiples thereof, that in turn track the performance of the equity and/or fixed income markets. The Fund may also invest in ETFs that seek to achieve returns on a daily or monthly basis that are a multiple of the returns of the target index through the utilization of leveraging techniques. The Fund may also invest in ETNs. ETNs are debt obligations typically issued by investment banks that are traded on exchange and whose returns are linked to the performance of market indices. Additionally, the Fund may utilize leverage (i.e., borrow against a line of credit) as part of the portfolio management process.

The Sub-Adviser intends to invest in Underlying ETFs that correspond to one or more asset classes. The Underlying ETFs may hold equity securities (e.g., common and preferred stock) of small, medium and large capitalization domestic or foreign companies, including those in emerging markets. The Fund does not invest directly in emerging market securities. The Fund considers a company to be located in an emerging market if it is determined by an Underlying ETF to be an emerging market company. The criteria for determining whether a company is located in an emerging market may differ across Underlying ETFs.

Underlying ETFs may also hold fixed income securities such as government and corporate bonds issued by a variety of domestic and foreign entities. These fixed income securities may have varying maturities (e.g., short-term, intermediate or long-term) and credit qualities (e.g., high quality, investment grade or below investment grade, also known as “junk bonds”). The Fund, however, reserves the right to invest all of its assets in any one asset class depending upon market conditions. When investing in Underlying ETFs that track multiples of various indices, the Fund limits its investments in such Underlying ETFs to 25% of total assets at the time of purchase. Additionally, the Fund may utilize leverage as part of the portfolio management process by investing in Underlying ETFs that utilize leveraging techniques. The Fund may invest in underlying funds that utilize futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments.

The Sub-Adviser’s proprietary investment approach is designed to target various segments of the investable landscape by allocating primarily between equities and bonds depending on the potential for near-term stock market volatility as signaled through inter-market trends and relative prices. When indicators suggest equity volatility is likely to fall, stocks tend to outperform bonds and when indicators suggest equity volatility is likely to rise, bonds tend to outperform stocks. The Adviser’s approach allocates into equities, or bonds based on these historical observations and attempts to identify specific areas within each asset class which have the near-term potential to outperform.

The Sub-Adviser actively manages the Fund’s portfolio using tactical asset allocation which is not dependent on a particular market generating performance, but rather focuses on having the flexibility and ability to allocate money across different asset classes at different points in the investment cycle. The dynamic nature of the investment strategy means the Adviser may buy and rotate securities to accelerate the time of investment and capital expenditure into outperforming markets. This is done through the use of Underlying ETFs to allow for liquid and timely exposure and to provide the Fund with the ability to reposition holdings in dynamic investing environments.

Cash or Similar Investments and Temporary Strategies of the Fund. At the Adviser’s discretion, the Fund may invest in high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in amounts up to 100% of its assets in response to adverse market, economic or political conditions and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities. These short-term debt securities and money market instruments include cash, shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities and repurchase agreements. To the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund will bear its pro rata portion of such money market funds’ management fees and operational expenses. When investing for temporary defensive purposes, the Sub-Adviser may invest up to 100% of the Fund’s total assets in such instruments. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

Principal Risks of Investing in the Fund

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other governmental agency. There can be no assurance that the Fund will achieve its investment objective. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund. Because the Adviser invests Fund assets primarily in underlying funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

General Market Risk. Securities markets and individual securities will increase or decrease in value. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as “volatility,” and it can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities’ issuer or the markets in which they trade.

Management Risk. The Fund is actively-managed and may not meet its investment objectives based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Associated Risk of Short-Term Signals. Because the Fund expects to change its exposure as frequently as weekly based on short-term price performance information, (i) the Fund’s exposure may be affected by significant market movements at or near the end of such short-term period that are not predictive of such asset’s performance for subsequent periods and (ii) changes to the Fund’s exposure may lag a significant change in an asset’s direction (up or down) if such changes first take effect at or near a weekend. Such lags between an asset’s performance and changes to the Fund’s exposure may result in significant underperformance relative to the broader equity or fixed income market.

Asset Allocation Risk. The Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among the Underlying ETFs in which it invests according to the Fund’s asset allocation targets and ranges. It is possible that the Adviser will focus on an Underlying ETF that performs poorly or under performs other Underlying ETFs under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions. To the extent that the Fund invests a significant portion of its assets in a single Underlying ETF, it will be particularly sensitive to the risks associated with that Underlying ETF and any investments in which that Underlying ETF concentrates.

Limited Holdings Risk. The Fund may invest in a single or small number of Underlying ETFs, which may result in increased volatility.

High Portfolio Turnover Risk. The Fund actively and frequently trades all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

ETF Risk. Because the Fund invests primarily in Underlying ETFs, they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an Underlying ETF’s shares may trade at a discount to its NAV per share, an active secondary trading market may not develop or be maintained, and trading may be halted by, or the Underlying ETF may be delisted from, the exchange in which it trades, which may impact the Fund’s ability to sell its shares. The lack of liquidity in a particular Underlying ETF could result in it being more volatile than the Underlying ETF’s underlying portfolio of securities. Underlying ETFs are also subject to the risks of the underlying securities or sectors the Underlying ETF is designed to track. In addition, there are brokerage commissions paid in connection with buying or selling Underlying ETF shares.

Underlying ETFs Risk. The Underlying ETFs in which the Fund invests are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an Underlying ETF’s shares may trade at a discount to its NAV per share, an active secondary trading market may not develop or be maintained, and trading may be halted by, or the Underlying ETF may be delisted from, the exchange in which it trades, which may impact the Fund’s ability to sell its Shares. The lack of liquidity in a particular Underlying ETF could result in it being more volatile than the Underlying ETF’s underlying portfolio of securities. Underlying ETFs are also subject to the risks of the underlying securities or sectors the Underlying ETF is designed to track. In addition, there are brokerage commissions paid in connection with buying or selling Underlying ETF shares.

Bond Market Risk. The Fund may invest in Underlying ETFs that are invested in a broad range of bonds or other fixed-income securities. To the extent that an Underlying ETF is so invested, the return on and value of an investment in the Fund will fluctuate with the Underlying ETF’s fixed-income investments. Changes in market conditions and government policies may lead to periods of heightened volatility and reduced liquidity in the fixed-income securities market, and could result in an increase in Fund redemptions. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Fixed-income securities are generally subject to the following types of risks:

●	Interest Rate Risk. When interest rates rise, a fixed-income security’s market value typically declines. The Fund may be exposed to heightened interest rate risk as interest rates rise from historically low levels.

●	Maturity Risk. The longer a fixed-income security’s maturity, the lower its yield and the greater the risk of volatility.

●	Prepayment and Extension Risk. Many types of fixed-income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed-income security can repay principal faster than expected prior to the security’s maturity. Fixed-income securities subject to prepayment risk can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed-income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

●	Credit Quality Risk. A fixed-income security’s value can also be affected by changes in the security’s credit quality rating or its issuer’s financial condition. This means that the underlying issuer may experience financial problems causing it to be unable to meet its payment obligations.

(3)	Duration Risk. The underlying funds may invest in securities of any maturity or duration. Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.

Other factors may affect the market price and yield of fixed-income securities, including investor demand, changes in the financial condition of issuers of securities, government fiscal policy, and domestic or worldwide economic conditions.

Government-Sponsored Entities Risk. The Fund invests in Underlying ETFs that hold various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. Investments in debt securities issued by U.S. government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks are not backed by the full faith and credit of the U.S. government. With respect to these entities, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

High-Yield Securities Risk. The Fund may invest in Underlying ETFs that are invested in high-yield securities. Fixed-income securities receiving below investment grade ratings (i.e., “junk bonds”) may have speculative characteristics, and, compared to higher-grade securities, may have a weakened capacity to make principal and interest payments in adverse economic conditions or other circumstances. High-yield, high risk, and lower-rated securities are subject to additional risk factors, such as increased possibility of default, decreased liquidity, and fluctuations in value due to public perception of the issuer of such securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or, a higher profile default.

Large-Capitalization Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Small- and Mid-Capitalization Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

Tracking Risk. Although an Underlying ETF may seek to match positively or negatively the returns of an index, the Underlying ETF’s return may not match or achieve a high degree of correlation with the return of its applicable index.

Compounding Risk. As a result of mathematical compounding and because Underlying ETFs that seek to achieve returns that are a multiple of the target index often have a single day investment objective to track the performance of an index or a multiple thereof, the performance of an Underlying ETF for periods greater than a single day is likely to be either greater than or less than the index performance, before accounting for the Underlying ETF’s fees and expenses. Compounding will cause longer term results to vary from the return of the index, particularly during periods of higher index volatility.

Aggressive Investment Technique Risk. The Underlying ETFs in which the Fund invests, particularly some ETFs, may use investment techniques considered to be aggressive, including using futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Because an Underlying ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed, it may result in losses exceeding the amounts invested. Such instruments may expose the Fund to potentially dramatic changes in the value of the instruments and the imperfect correlation between the value of the instruments and the security or index.

The Fund may invest in underlying funds that utilize futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments.

Foreign Securities Risk. The risks of investing in securities of foreign issuers involves risks not generally associated with investments in securities of U.S. issuers, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory and tax requirements, and market practices. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks. Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets. These risks are greater in emerging markets.

Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact global financial markets and the broader economy. Foreign conflicts have caused, and could continue to cause, significant market disruptions and volatility within specific markets and globally. The hostilities and sanctions resulting from those hostilities have, and could continue to have, a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters.

Emerging Markets Risk. Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid, more volatile and may have a lower level of government oversight than securities markets in more developed countries.

Derivative Risk. Some Underlying ETFs may use derivative instruments which derive their value from an underlying asset, currency or index. The term “derivatives” covers a broad range of investments, including futures, options and swap agreements. For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Investments in such Underlying ETFs may involve the risk that the value of derivatives may rise or fall more rapidly than other investments, and the risk that an Underlying ETF may lose more than the initial amount invested in the derivative. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which would result in a loss. These risks are heightened when an Underlying ETF uses derivatives to enhance returns or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Underlying ETF. The success of such derivatives strategies will depend on the ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Leverage Risk. Some Underlying ETFs may borrow money for leveraging. Additionally, the Fund may utilize leverage (i.e., borrow against a line of credit) as part of the portfolio management process. Interest expenses may exceed the income from the assets purchased with such borrowings. While the interest obligation resulting from borrowing will be fixed (although they may fluctuate with changing market rates of interest depending on the terms of the relevant agreement), the NAV per share of the Underlying ETF will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if it did not borrow funds.

Short Sales Risk. Some of the Underlying ETFs in which the Fund invests will engage in short sales, which may cause an Underlying ETF’s investment performance to suffer if it is required to close out a short position earlier than it had intended. This would occur if the lender required such Underlying ETF to deliver the securities it borrowed at the commencement of the short sale and it was unable to borrow the securities from other securities lenders. Furthermore, until an Underlying ETF replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. This could cause the Fund’s performance to suffer to the extent it invests in such an Underlying ETF.

Preferred Stock Risk. A preferred stock is a blend of the characteristics of a bond and common stock. It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer. Preferred stock generally does not confer voting rights.

ETN Risk. ETNs are subject to the credit risk of the issuer. The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency markets as well as changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. ETNs are unsecured debt of the issuer and would lose value if the issuer goes bankrupt. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

PORTFOLIO HOLDINGS INFORMATION

A complete description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

MANAGEMENT

Investment Adviser

The Trust has entered into an investment advisory agreement (“Advisory Agreement”), on behalf of the Fund, with Tidal Investments LLC, which is located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204. Tidal is an SEC-registered investment adviser and a Delaware limited liability company. Tidal was founded in March 2012 and is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of January 31, 2025, Tidal had assets under management of approximately $29.72 billion and served as the investment adviser or sub-adviser for 194 registered funds.

Prior to May 1, 2020, the Predecessor Fund was managed by Pension Partners, LLC (the “Predecessor Adviser”). Mr. Gayed has served as a portfolio manager of the Predecessor Fund since its inception, both as a portfolio manager of Tidal and as a portfolio manager and member of the Predecessor Adviser, which served as investment adviser to the Predecessor Fund prior to May 1, 2020. This is the same management fee the Predecessor Fund paid to the Adviser prior to the Reorganization.

The Adviser has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio. The Adviser provides oversight of the Sub-Adviser and review of the Sub-Adviser’s performance. The Adviser also furnishes the Fund with certain administrative services and provides most of the personnel needed to fulfill its obligations under its Advisory Agreement. For its services, the Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 1.25% of the Fund’s average daily net assets for the first $500 million, 1.15% on the next $250 million, 1.05% on the next $250 million, and 0.95% over $1 billion.

Fund Expenses. The Fund is responsible for its own operating expenses. Pursuant to an Operating Expenses Limitation Agreement between the Adviser and the Trust, on behalf of the Fund, the Adviser has agreed to waive a portion or all of its management fees, and reimburse the Fund for certain operating expenses in order to ensure that Total Annual Fund Operating Expenses (excluding Excluded Expenses) do not exceed 1.69% of the average daily net assets of the Fund’s Investor Class shares and do not exceed 1.44% of the average daily net assets of the Fund’s Institutional Class shares. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and expense payment occurred and at the time of the recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least [   ], 2027. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board.

Pursuant to an Operating Expenses Limitation Agreement between Managed Portfolio Series, on behalf of the Predecessor Fund and the Adviser (the “Predecessor Operating Expenses Limitation Agreement”), the Adviser had agreed to waive a portion of its management fees to ensure that the Total Annual Operating Expenses of the Predecessor Fund, subject to certain exclusions, did not exceed 1.74% of the average daily net assets of the Predecessor Fund’s Investor Class and 1.49% of the average daily net assets of the Predecessor Fund’s Institutional Class.

As a result of the Predecessor Operating Expenses Limitation Agreement, the Adviser was effectively paid a management fee of 0.76% of the Predecessor Fund’s average daily net assets for the fiscal year ended August 31, 2024.

Sub-Adviser

Tactical Rotation Management, LLC, a registered investment adviser located at 118-35 Queens Boulevard, Suite 400, Forest Hills, New York, 11375, serves as investment sub-adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and Sub-Adviser (the “Sub-Advisory Agreement”). The Sub-Adviser provides portfolio management services to other investment companies. As of January 31, 2025, the Sub-Adviser had no assets under management. The Sub-Adviser was registered as an investment adviser in 2024.

The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio, including the selection of the securities purchased and sold by the Fund, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is paid a fee by the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.025% of the Fund’s average daily net assets.

The Sub-Adviser has agreed to assume a portion of the Adviser’s obligation to pay Fund expenses under the Operating Expenses Limitation Agreement. For assuming a portion of the payment obligations for the Fund, the Adviser has agreed to pay the Sub-Adviser a portion of the profits, if any, earned by the Adviser under the Advisory Agreement.

A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement and Sub-Advisory Agreement will be available in the Fund’s annual report to shareholders on Form N-CSR for the period ended August 31, 2025.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

Shareholder Information

PRICING OF FUND SHARES

The price of each class of the Fund’s shares is its NAV. The NAV of each class is calculated by dividing its total assets, less its liabilities, by the number of its shares outstanding. The NAV of each class is calculated at the close of regular trading of the NYSE, which is generally 4:00 p.m., Eastern Time. The NAV of each class will not be calculated nor may investors purchase or redeem Fund shares on days that the NYSE is closed for trading, even though certain Fund securities (i.e., foreign or debt securities) may trade on days the NYSE is closed and such trading may materially affect the NAV.

The Fund’s assets consist primarily, if not exclusively, of shares of Underlying ETFs valued at the last reported sale price on the exchange on which the Underlying ETF is principally traded. If, on a particular day, an Underlying ETF does not trade, then the mean between the most recent quoted bid and asked prices will be used. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board. The Board reviews, no less frequently than annually, the adequacy of the policies and procedures of the Fund and the effectiveness of their implementation. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures.

When fair value pricing is employed, the security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

HOW TO PURCHASE FUND SHARES

Shares of the Fund are purchased at the NAV per share next calculated after your purchase order is received in good order by the Fund (as defined below), plus the imposition of any commission on the sale of Institutional Class shares that may be charged by a financial intermediary. Shares may be purchased directly from the Fund or through a financial intermediary, including but not limited to, certain brokers, financial planners, financial advisors, banks, insurance companies, retirement, benefit and pension plans or certain packaged investment products. Institutional Class shares may also be available on certain brokerage platforms. An investor transacting in Institutional Class shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Shares of the Fund have not been registered and are not offered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust conclude that such sale is appropriate and is not in contravention of U.S. law.

A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any purchases that do not clear. The Fund and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent (the “Transfer Agent”), will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your initial order will not be accepted until a completed account application (an “Account Application”) is received by the Fund or the Transfer Agent.

Investment Minimums.

The minimum initial and subsequent investment amount for each Class of the Fund is set forth below. The Adviser reserves the right to waive the minimum initial or subsequent investment amounts at its discretion. Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.

	Minimum Initial Investment	Subsequent Minimum Investment
Investor Class	$2,500	$100
Institutional Class	$25,000	$100

Purchases through Financial Intermediaries. For share purchases through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and payment to the Fund’s Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales from the Fund. Your financial intermediary may charge for the services that it provides to you in connection with processing your transaction order or maintaining your account.

If you place an order for the Fund’s shares through a financial intermediary that is authorized by the Fund to receive purchase and redemption orders on its behalf (an “Authorized Intermediary”), your order will be processed at the NAV next calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations. Authorized Intermediaries are authorized to designate other Authorized Intermediaries to receive purchase and redemption orders on the Fund’s behalf.

If your financial intermediary is not an Authorized Intermediary, your order will be processed at the NAV next calculated after the Transfer Agent receives your order from your financial intermediary. Your financial intermediary must agree to send immediately available funds to the Transfer Agent in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received in a timely manner, the Transfer Agent may rescind the transaction and your financial intermediary will be held liable for any resulting fees or losses. Financial intermediaries that are not Authorized Intermediaries may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund.

Purchase Requests Must be Received in Good Order

Your share price will be the next NAV per share calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order. “Good order” means that your purchase request includes:

●	The name of the Fund to be purchased;
●	The class of shares to be purchased;
●	The dollar amount of shares to be purchased;
●	Your account application or investment stub; and
●	A check payable to the name of the Fund or a wire transfer received by the Fund.

An Account Application or subsequent order to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted. The Fund reserves the right to reject any Account Application or purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund. Purchases may also be rejected from persons believed to be “market-timers,” as described under “Tools to Combat Frequent Transactions,” below. Accounts opened by entities, such as credit unions, corporations, limited liability companies, partnerships or trusts, will require additional documentation. Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.

Upon acceptance by the Fund, all purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern Time) will be processed at the NAV next calculated after receipt. Purchase requests received after the close of the NYSE will be priced on the next business day.

Purchase by Mail. To purchase the Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to the Fund:

Regular Mail ATAC Rotation Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail ATAC Rotation Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is determined as of the time the order is received at the Transfer Agent’s offices. All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks, or any conditional order or payment.

Purchase by Wire. If you are making your first investment in the Fund, the Transfer Agent must have a completed Account Application before you wire the funds. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the Transfer Agent at 855-ATACFUND (855-282-2386) to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and your account number so that your wire can be correctly applied. Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	ATAC Rotation Fund [Shareholder Name/Account Registration] [Shareholder Account Number] [Class of shares to be purchased]

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern Time) to be eligible for same day pricing. The Fund and U.S. Bank N.A., the Fund’s custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Investing by Telephone. You may not make initial purchases of Fund shares by telephone. If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Fund and your account has been open for at least seven business days, you may purchase additional shares by telephoning the Fund toll free at 855-ATACFUND (855-282-2386). This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $100. If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern Time), shares will be purchased in your account at the NAV determined on the day your order is placed. Shareholders may encounter higher than usual call waiting times during periods of high market activity. Please allow sufficient time to place your telephone transaction. The Fund is not responsible for delays due to communications or transmission outages or failure. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time).

Subsequent Investments. Subject to the minimum subsequent investment amount described above, you may add to your account at any time by purchasing shares by mail, telephone or wire. You must call to notify the Fund at 855-ATACFUND (855-282-2386) before wiring. All subsequent purchase requests must include the Fund name, your name, address and your shareholder account number.

Automatic Investment Plan. For your convenience, the Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after your initial investment, you may authorize the Fund to automatically withdraw any amount of at least $100 that you wish to invest in the Fund, on a monthly, quarterly, semi-annual or annual basis, from your personal checking or savings account. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the next scheduled investment. A fee will be charged if your bank does not honor the AIP draft for any reason.

Anti-Money Laundering Program. The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

●	Full name;
●	Date of birth (individuals only);
●	Social Security or taxpayer identification number; and
●	Permanent street address (a P.O. Box number alone is not acceptable).

In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, please note that the Transfer Agent will verify certain information on your Account Application as part of the Program. As requested on the Account Application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to your true identity. If you require additional assistance when completing your application, please contact the Transfer Agent at 855-ATACFUND (855-282-2386).

Cancellations and Modifications. The Fund will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.

HOW TO REDEEM FUND SHARES

In general, orders to sell or “redeem” shares may be placed directly with the Fund or through a financial intermediary. You may redeem all or part of your investment in the Fund’s shares on any business day that the Fund calculates its NAV.

However, if you originally purchased your shares through a financial intermediary, your redemption order must be placed with the same financial intermediary in accordance with their established procedures. Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. Your financial intermediary may charge for the services that it provides to you in connection with processing your transaction order or maintaining an account with it.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 855-ATACFUND (855-282-2386). Investors will be asked whether or not to withhold taxes from any distribution.

Payment of Redemption Proceeds. You may redeem your Fund shares at the NAV per share next determined after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. All requests received by the Fund in good order after the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern Time) will usually be processed on the next business day. Under normal circumstances, the Fund expects to meet redemption requests through the sale of investments held in cash or cash equivalents. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests, the Fund will typically borrow money through the Fund’s bank line-of-credit. The Fund may also choose to sell portfolio assets for the purpose of meeting such requests. The Fund further reserves the right to distribute “in-kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions. Redemptions-in-kind are discussed in greater detail below.

A redemption request will be deemed in “good order” if it includes:

●	The shareholder’s name;
●	The name of the Fund to be redeemed;
●	The class of shares to be redeemed;
●	The account number;
●	The share or dollar amount to be redeemed; and
●	Signatures by all shareholders on the account and signature guarantee(s), if applicable.

Additional documents are required for certain types of redemptions, such as redemptions from accounts held by credit unions, corporations, limited liability companies, or partnerships, or from accounts with executors, trustees, administrators or guardians. Please contact the Transfer Agent to confirm the requirements applicable to your specific redemption request. Redemption requests that do not have the required documentation will be rejected.

While redemption proceeds may be paid by check sent to the address of record, the Fund is not responsible for interest lost on such amounts due to lost or misdirected mail. Redemption proceeds may be wired to your pre-established bank account or proceeds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established for your account. The Fund typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire or ACH transfer. Wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption. Except as set forth below, proceeds will be paid within seven calendar days after the Fund receives your redemption request. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.

Please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. This delay will not apply if you purchased your shares via wire payment. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of its securities is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of shareholders. Your ability to redeem shares by telephone will be restricted for 15 calendar days after you change your address. You may change your address at any time by telephone or written request, addressed to the Transfer Agent. Confirmations of an address change will be sent to both your old and new address.

Signature Guarantee. Redemption proceeds will be sent to the address of record. The Transfer Agent may require a signature guarantee for certain requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized transactions. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required of each owner in the following situations:

●	If ownership is being changed on your account;
●	When redemption proceeds are payable or sent to any person, address or bank account not on record;
●	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days;
●	For all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying the ability to purchase and redeem Fund shares by telephone and certain other services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail. You may execute most redemptions by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV per share. Written redemption requests should be sent to the Transfer Agent at:

Regular Mail ATAC Rotation Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail ATAC Rotation Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Wire Redemption. Wire transfers may be arranged to redeem shares. However, the Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

Telephone Redemption. If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Fund, you may redeem shares, in amounts of $100,000 or less, by instructing the Fund by telephone at 855-ATACFUND (855-282-2386). Investors in an IRA or other retirement plan will be asked whether or not to withhold federal income tax.

In order to qualify for, or to change, telephone redemption privileges on an existing account, a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to qualify for, or to change, telephone redemption privileges on an existing account. Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. Shareholders may encounter higher than usual call waiting times during periods of high market activity. Please allow sufficient time to place your telephone transaction. The Fund is not responsible for delays due to communication or transmission outages or failures.

Note: Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting that you correctly state:

●	Your Fund account number;
●	The name in which your account is registered; and/or
●	The Social Security or taxpayer identification number under which the account is registered.

If an account has more than one owner or person authorized to perform transactions, the Fund will accept telephone instructions from any one owner or authorized person.

Systematic Withdrawal Program. The Fund offers a systematic withdrawal plan (“SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount of at least $100 be sent to them each month, calendar quarter or annually. Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start this program, your account must have Fund shares with a value of at least $25,000. This program may be terminated or modified by the Fund at any time. Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves redemption of Fund shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the rate of growth of assets in your account, including any dividends credited to your account, the account will ultimately be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call 855-ATACFUND (855-282-2386) for additional information regarding the SWP.

The Fund’s Right to Redeem an Account. The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $2,500 other than as a result of a decline in the NAV of the Fund. The Fund will provide a shareholder with written notice 30 days prior to redeeming the shareholder’s account.

Redemption-in-Kind. The Fund generally pays redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind).

Specifically, if the amount you are redeeming from the Fund during any 90-day period is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds this threshold in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and you may incur a taxable capital gain or loss as a result of the distribution. In addition, you will bear any market risks associated with such securities until they are converted into cash.

Cancellations and Modifications. The Fund will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically during the month of December. The Fund may make additional distributions if deemed to be desirable at other times during the year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive distributions of net capital gains in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write or call the Transfer Agent at 855-ATACFUND (855-282-2386) in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received your request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include, among other things, monitoring trading activity and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund implements these tools to the best of its ability and in a manner that it believes is consistent with shareholder interests. Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.

Monitoring Trading Practices. The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders. The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing. The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board has developed procedures that utilize fair value pricing when reliable market quotations are not readily available or when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. More detailed information regarding fair value pricing can be found in this Prospectus under the heading titled, “Pricing of Fund Shares.”

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading. However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

TAX CONSEQUENCES

Distributions of the Fund’s net investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gains and net gains from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income. To the extent that the Fund’s distributions of net investment company taxable income are designated as attributable to “qualified dividend” income, such income may be subject to tax at the reduced rate of federal income tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the shareholder. To the extent the Fund’s distributions of net investment company taxable income are attributable to net short-term capital gains, such distributions will be treated as ordinary dividend income for the purposes of income tax reporting and will not be available to offset a shareholder’s capital losses from other investments.

Distributions of net capital gains (net long-term capital gains less net short-term capital losses) are generally taxable as long-term capital gains (currently at a maximum federal rate of 20% for individual shareholders in the highest income bracket) regardless of the length of time that a shareholder has owned Fund shares, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA.

A 3.8% Medicare tax on net investment income (including capital gains and dividends) will also be imposed on individuals, estates and trusts, subject to certain income thresholds.

You will be taxed in the same manner whether you receive your distributions (whether of net investment company taxable income or net capital gains) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.

Shareholders who sell, or redeem, shares generally will have a capital gain or loss from the sale or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount of reinvested taxable distributions, if any, the amount received from the sale or redemption and how long the shares were held by a shareholder. Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any amounts treated as distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares within 30 days before or after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the newly-purchased shares.

Shareholders will be advised annually as to the federal tax status of all distributions made by the Fund for the preceding year. Distributions by the Fund and gains from the sale of Fund shares may also be subject to state and local taxes. Additional tax information may be found in the SAI.

This section assumes you are a U.S. shareholder and is not intended to be a full discussion of federal tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

OTHER FUND POLICIES

Telephone Transactions. If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Fund, you may be responsible for fraudulent telephone orders made to your account as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time).

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail the requests to the Fund at the address listed previously in the “How to Purchase Shares” section.

Telephone trades must be received by or prior to the close of the NYSE (generally 4:00 p.m., Eastern Time). Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE.

Policies of Other Financial Intermediaries. Financial intermediaries may establish policies that differ from those of the Fund. For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Please contact your financial intermediary for details.

Closing the Fund. The Board retains the right to close (or partially close) the Fund to new purchases if it is determined to be in the best interest of the Fund’s shareholders. Based on market and Fund conditions, and in consultation with the Adviser, the Board may decide to close the Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time. If the Fund is closed to new purchases, it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 855-ATACFUND (855-282-2386) to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This Householding policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 855-824-1355 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

CLASS DESCRIPTIONS

The Fund currently offers two different classes of shares, Investor Class shares and Institutional Class shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses, which may affect their performance. The classes also differ with respect to their investment minimums.

Investor Class shares impose a 0.25% Rule 12b-1 fee that is assessed against the assets of the Fund attributable to that class. See “Rule 12b-1 Distribution Fees” below for further information. Institutional Class shares do not pay a Rule 12b-1 fee. Investor Class shares may be converted to Institutional Class shares if your account balance exceeds the initial minimum investment for Institutional Class shares.

The Institutional Class is generally limited to institutional investors or certain programs, including the following:

●	Investors making purchases through financial intermediaries that aggregate customer accounts to accumulate the minimum initial investment;
●	Clients of financial intermediaries that have an agreement in place with Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”) or its affiliates who charge clients an ongoing fee for advisory, investment, consulting, or similar services, or who charge clients transaction fees with respect to their investments in the Fund;
●	Financial intermediaries with clients of a registered investment adviser (“RIA”) purchasing Fund shares in fee based advisory accounts, through certain broker-dealers utilizing omnibus accounts;
●	Individuals and institutional investors, such as financial institutions, corporations, trusts, defined benefit plans, foundations, endowments, estates, and educational, religious, and charitable organizations;
●	Institutions and individuals that use trust departments or family/multi-family offices that exercise investment discretion;
●	Certain retirement and benefit plans, including pension plans and employer sponsored retirement plans established under Section 403(b) or Section 457, or qualified under Section 401, of the Internal Revenue Code, as amended, (the “Code”);
●	Certain qualified plans under Section 529 of the Code;
●	Certain insurance related products that have an agreement in place with the Distributor or its affiliates;
●	Certain advisory accounts of the Adviser or its affiliates;
●	Trustees and officers of the Trust; directors, officers and employees of the Adviser and its affiliates (including the spouse, life partner, or minor children under 21 of any such person); any trust or individual retirement account or self-employed retirement plan for the benefit of any such person; or the estate of any such person; and
●	Employee retirement plans sponsored by the Adviser or its affiliates.

At the time you purchase shares of the Fund, you must inform your financial intermediary or the Transfer Agent of your qualifications to invest in Institutional Class shares. Institutional Class shares may also be offered through financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Funds. As indicated in the table above, the minimum initial investment for Institutional Class shares may be waived or reduced by the Adviser at any time. In addition, the Fund may, in its sole discretion, accept investment in Institutional Class shares from purchasers not listed above.

Distribution of Fund Shares

THE DISTRIBUTOR

Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group (dba ACA Group) (the “Distributor”), is located at Three Canal Plaza, Suite 100, Portland, Maine 04101 The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the Fund are offered on a continuous basis.

RULE 12B-1 DISTRIBUTION FEES

The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor or such other entities as approved by the Board of Trustees, as compensation for the distribution-related services provided by such entities, an aggregate fee of 0.25% of the average daily net assets of the Fund’s Investor Class shares. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser or its affiliates, for any distribution service or activity designed to retain Fund shareholders.

Because the distribution fee is paid on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

PAYMENTS TO OTHER FINANCIAL INTERMEDIARIES

The Fund may pay service fees to intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments to intermediaries who sell shares of the Fund. These payments and compensation are in addition to service fees paid by the Fund, if any. Payments are generally made to intermediaries that provide shareholder servicing, marketing support or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs. Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to the Fund. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

STATEMENT OF ADDITIONAL INFORMATION

TO THE

REGISTRATION STATEMENT ON FORM N-14 FILED BY:

Tidal ETF Trust (the “Acquiring Entity”)

on behalf of its series

ATAC Rotation Fund (the “Acquiring Fund”)

234 West Florida Street, Suite 203
Milwaukee, WI 53204

Relating to the [   ], 2025 Special Meeting of Shareholders of:

ATAC Rotation Fund (the “Target Fund”)

a series of Managed Portfolio Series

[   ], 2025

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated [   ], 2025 relating specifically to the Special Meeting of Shareholders of the Target Fund scheduled for on [   ], 2025 (the “Proxy Statement/Prospectus”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by calling the Fund at 855-ATACFUND (855-282-2386).

CONTENTS OF THE SAI

This SAI consists of the cover page and the information set forth below. The Acquiring Fund has not commenced operation as of the date of this SAI. Accordingly, the financial statements for the Acquiring Fund are not available. Copies of the Acquiring Fund’s annual and semi-annual reports may be obtained when available, without charge, by visiting https://www.atacfunds.com.

The Acquiring Fund may be referred to in this SAI as the “Fund.”

GENERAL INFORMATION

This Statement of Additional Information relates to: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of shares of each class of the Acquiring Fund to the shareholders of the corresponding class of the Target Fund; and (c) the liquidation and termination of the Target Fund (the “Reorganization”). Target Fund shareholders will receive shares of the Acquiring Fund as set forth in the table below:

Target Fund Class	Acquiring Fund Class
Institutional Class	Institutional Class
Investor Class	Investor Class

Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this Statement of Additional Information. Further information about the Acquiring Fund is included in Exhibit A – ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND. The Acquiring Fund is a newly-organized shell series of the Acquiring Entity with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Target Fund. The Target Fund shall be the accounting and performance survivor in the Reorganization.

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION

The Acquiring Fund is a series of Tidal ETF Trust (the “Acquiring Entity” or the “Trust”). This Statement of Additional Information incorporates by reference the following documents, which have been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

•	Statement of Additional Information dated December 29, 2024 for the Target Fund (the “Target Fund SAI”) (File No. 811-22525)

•	The audited financial statements and related report of the independent public accounting firm included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2024 (“Target Fund Annual Report”). Only the audited financial statements and related report of the independent registered public accounting firm included in the Target Fund’s Annual Report are incorporated herein by reference and no other parts of the Target Fund Annual Report are incorporated by reference.

Because the Acquiring Fund is newly-organized for the purposes of the Reorganization, the Acquiring Fund has not published annual or semi-annual shareholder reports.

1

PRO FORMA FINANCIAL INFORMATION

Under the Agreement and Plan of Reorganization, the Target Fund is proposed to be reorganized into the Acquiring Fund. Pro forma financial information has not been prepared for the Reorganization of the Target Fund because the Acquiring Fund is a newly-organized shell series with no assets (other than seed capital) or liabilities, and will commence investment operations upon completion of the Reorganization in order to continue the operations of the Target Fund. The Target Fund will be the performance and accounting survivor of the Reorganization.

A table showing the fees and expenses of the Target Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the Proxy Statement/Prospectus.

The Reorganization is not expected to result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. Accordingly, a schedule of investments of the Target Fund modified to reflect such change is not included.

2

Exhibit A – Additional Information About the Acquiring Fund

Below is information regarding the Acquiring Fund. All references to a “Fund” in this Exhibit A refer to the Acquiring Fund. All references to the “Trust” in this Exhibit A refer to the Acquiring Entity.

GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company consisting of multiple series, including the Fund. This SAI relates to the Fund. The Trust was organized as a Delaware statutory trust on June 4, 2018. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”). Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Fund, and served as investment adviser to the Predecessor Fund. Tactical Rotation Management, LLC (“TRM” or the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

In May of 2025, the ATAC Rotation Fund, a series of Managed Portfolio Series (the “Predecessor Fund”) will reorganize into the Fund (the “Reorganizations”). Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations. In connection with the Reorganization, the Fund assumed the assets and liabilities of the Predecessor Fund. All historical financial information and other information contained in this SAI relating to the Fund for periods prior to the closing of the Reorganization is that of the Predecessor Fund.

The Predecessor Fund’s Investor Class commenced operations on September 10, 2012 and the Institutional Class commenced operations on March 26, 2018. Effective May 1, 2020, Tidal Investments LLC (formerly named Toroso Investments, LLC) (the “Adviser”) serves as the investment adviser for the Predecessor Fund. Prior to May 1, 2020, Pension Partners, LLC served as the Predecessor Fund’s investment adviser.

Interests in the Fund are represented by shares of beneficial interest, each with no par value per share. Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as may be declared by the Board.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

The Fund’s investment objective and principal investment strategies are described in the Prospectus under “Investment Objective” and “Principal Investment Strategies,” respectively. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Diversification

The Fund is “diversified” within the meaning of the 1940 Act. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer, other than investments in cash and cash items (including receivables), U.S. government securities, and securities of other investment companies. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.

General Risks

The value of the Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer, and changes in general economic or political conditions. An investor in the Fund could lose money over short or long periods of time.

There can be no guarantee that a liquid market for the securities held by the Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid-ask spreads are wide.

Financial markets, both domestic and foreign, have recently experienced an unusually high degree of volatility. Continuing events and possible continuing market turbulence may have an adverse effect on Fund performance.

Cyber Security Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, the Sub-Adviser, Custodian (defined below), Transfer Agent (defined below), intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies. In addition, certain of the techniques and investments discussed in this SAI are not principal strategies of the Fund as disclosed in the Prospectus, and while such techniques and investments are permissible for the Fund to utilize, the Fund is not required to utilize such non-principal techniques or investments. In addition, the Fund invests primarily in broad-based exchange traded funds (“Underlying ETFs”) and, as a result, is subject to the risks of the Underlying ETFs in which it invests. The following risk descriptions apply to the relevant investments, notwithstanding that the Fund may invest in them only indirectly via Underlying ETFs.

Underlying ETFs

The Underlying ETFs’ risks are determined by the nature of the securities held and the portfolio management strategies used by the Underlying ETFs. Because the Fund invests in the Underlying ETFs, the Underlying ETFs’ portfolio management strategies and the attendant risks will affect shareholders of the Fund in direct proportion to the amount of assets it allocates to each Underlying ETF.

The different types of securities, investments, and investment techniques used by the Underlying ETFs all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock’s price (market risk), or the risk that the price of a particular issuer’s stock may decline due to its financial results (financial risk). Underlying ETFs may invest in equity or debt securities as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Underlying ETFs may invest in debt securities as part of their principal investment strategy.

Underlying ETFs may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit Underlying ETFs to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for the Fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging an Underlying ETF’s portfolio investments. Hedging techniques may not always be available to the Underlying ETFs, and it may not always be feasible for an Underlying ETF to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, an Underlying ETF could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way an Underlying ETF’s manager expected. As a result, the use of these techniques may result in losses to an Underlying ETF and, in turn, the relevant Fund, or increase volatility in the Fund’s performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

Borrowing

Under the 1940 Act, the Fund may borrow up to one-third (1/3) of its total assets. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Debt Securities

The Fund may invest directly or indirectly, through Underlying ETFs, in debt securities. In general, a debt security represents a loan of money to the issuer by the purchaser of the security. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper are examples of debt securities and differ in the length of the issuer’s principal repayment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

Debt securities are all generally subject to interest rate, credit, income and prepayment risks and, like all investments, are subject to liquidity and market risks to varying degrees depending upon the specific terms and type of security. The Adviser and the Sub-Adviser attempt to reduce credit and market risk through diversification of the Fund’s portfolio and ongoing credit analysis of each issuer, as well as by monitoring economic developments, but there can be no assurance that it will be successful at doing so.

The Fund’s investments in debt securities may subject the Fund to the following risks:

Credit risk. Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. These circumstances affect the credit risk associated with investing in debt securities and the credit risk associated with a debt security could increase to the extent that the Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.

The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the Adviser or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by the Fund to evaluate credit risk may affect the value of securities held by the Fund.

Obligations under debt securities held by the Fund may never be satisfied or, if satisfied, only satisfied in part.

Some securities are subject to risks as a result of a credit downgrade or default by a government, or its agencies or, instrumentalities. Credit risk is a greater concern for high-yield debt securities and debt securities of issuers whose ability to pay interest and principal may be considered speculative. Debt securities are typically classified as investment grade-quality (medium to highest credit quality) or below investment grade-quality (commonly referred to as high-yield or junk bonds). Many individual debt securities are rated by a third party source, such as Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Financial Services (“S&P®”), to help describe the creditworthiness of the issuer.

Credit ratings risk. The Adviser or the Sub-Adviser perform their own independent investment analysis of securities being considered for the Fund’s portfolio, which includes consideration of, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. The Adviser or Sub-Adviser also consider the ratings assigned by various investment services and independent rating agencies, such as Moody’s, S&P, and Fitch’s that publish ratings based upon their assessment of the relative creditworthiness of the rated debt securities. Generally, a lower rating indicates higher credit risk. Higher yields are ordinarily available from debt securities in the lower rating categories.

Using credit ratings to evaluate debt securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor’s ability to pay interest and repay principal. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency’s prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.

Extension risk. The market value of some debt securities, particularly mortgage securities and certain asset-backed securities, may be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets or mortgages. As a consequence, the security’s effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in and the value of the security reduced. This risk is greater for fixed-rate than variable-rate debt securities.

Income risk. The Fund’s income will decline during periods of falling interest rates or when the Underlying ETFs held by the Fund or direct investments of the Fund, experience defaults on debt securities they hold. The Fund’s income declines when interest rates fall because, as the Fund’s underlying higher-yielding debt securities mature or are prepaid, the Fund’s underlying securities must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Prepayment risk. Debt securities, especially bonds that are subject to “calls,” such as asset-backed or mortgage-backed securities, are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons, including unexpected developments in the markets for the underlying assets or mortgages. For example, a decline in mortgage interest rates typically initiates a period of mortgage refinancings. When homeowners refinance their mortgages, the investor in the underlying pool of mortgage-backed securities (such as a fund) receives its principal back sooner than expected, and must reinvest at lower, prevailing rates.

Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.

Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security’s issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

Inflation-Indexed Bonds. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the base rate. The base rate usually is a benchmark that “floats” or changes to reflect current interest rates, such as the prime rate offered by one or more major U.S. banks. If the benchmark interest rate on a floating rate security changes, the rate payable will, in turn, change at the next scheduled adjustment date.

Corporate Debt Securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable, or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Exchange-Traded Notes. The Fund may invest in ETNs. An ETN is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index. ETNs are publicly traded on a U.S. securities exchange. An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its NAV; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.

Convertible Securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

Asset-Backed Securities. Asset-backed securities represent an interest in a pool of assets such as car loans and credit card receivables. Almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. However, most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. Asset-backed securities may have a higher level of default and lower recoveries than mortgage-backed securities. Asset-backed securities may take the form of commercial paper or notes, in addition to pass-through certificates or asset-backed bonds.

Municipal Securities. Municipal securities are fixed income securities issued by states, counties, cities and other political subdivisions and authorities. Although most municipal securities are exempt from federal income tax, municipalities also may issue taxable securities. Tax-exempt securities are generally classified by their source of payment.

Contingent Convertible Securities. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

●	Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.
●	Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
●	Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Zero-Coupon Securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest, their price fluctuates more than other types of bonds. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Unrated Debt Securities. The Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Derivative Instruments

The Fund pursues its investment objective by investing primarily in Underlying ETFs. The Fund does not implement its investment strategy by investing directly in derivative instruments, but may gain exposure to these types of investments through its investments in Underlying ETFs or other pooled investment vehicles. Accordingly, this section entitled “Derivative Instruments” is related to the investment activities of the Underlying ETFs or other pooled investment vehicles in which the Fund invests and not the Fund’s direct investment activities.

Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include options, futures and forwards.

Derivative instruments may be used for “hedging,” which means that they may be used when the Adviser or Sub-Adviser seeks to protect the Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations, or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Adviser’s ability to gauge relevant market movements.

Derivative instruments may be used for purposes of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. The Fund’s use of derivative instruments may be limited from time to time by policies adopted by the Board, the Adviser, or the Sub-Adviser.

On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies as Rule 18f-4 under the 1940 Act (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments currently used by funds to comply with Section 18 of the 1940 Act and treats derivatives as senior securities. Under Rule 18f-4 a fund’s derivatives exposure is limited through a value-at-risk test. Funds whose use of derivatives is more than a limited specified exposure amount are required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. The Fund has implemented a derivatives risk management program that complies with Rule 18f-4.

With regard to the Fund, the Adviser claims relief from the definition of commodity pool operator (“CPO”) under revised U.S. Commodity Futures Trading Commission (“CFTC”) Rule 4.5. Specifically, pursuant to CFTC Rule 4.5, the Adviser may claim exclusion from the definition of CPO, and thus from having to register as a CPO, with regard to a Fund that enters into commodity futures, commodity options, or swaps solely for “bona fide hedging purposes,” or that limits its investment in commodities to a “de minimis” amount, as defined in CFTC rules, so long as the shares of the Fund are not marketed as interests in a commodity pool or other vehicle for trading in commodity futures, commodity options, or swaps. It is expected that the Fund will be able to operate pursuant to the limitations under the revised CFTC Rule 4.5 without materially adversely affecting its ability to achieve its investment objective. If, however, these limitations were to make it difficult for the Fund to achieve its investment objective in the future, the Trust may determine to operate the Fund as a regulated commodity pool pursuant to the Adviser’s CPO registration or to reorganize or close the Fund or to materially change the Fund’s investment objective and strategy.

Because some derivative instruments used by the Fund may oblige the Fund to make payments or incur additional obligations in the future, the Fund may have a contractual obligation to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives.

Swaps. Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over the counter between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security or a “basket” of securities representing a particular index.

If the Fund engages in a swap, the Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty with respect to a particular swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement does not provide for that type of netting, the full amount of the Fund’s obligations will be accrued on a daily basis.

Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Sub-Adviser to correctly predict which types of investments are likely to produce greater returns. If the Sub-Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, the Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or futures commission merchant (in a cleared swap), plus any transaction costs.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of the funds’ identities as intended.

Certain U.S. Internal Revenue Service (“IRS”) positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.

Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to such Fund, in which case such Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by such Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the adviser deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

If the Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. The Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, the Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, such Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options). If the writer of an option wants to terminate its obligation, the writer may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the option writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the Fund. Closing transactions allow the Fund to terminate its positions in written and purchased options. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by the Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.

Risks of options. The Fund’s options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Adviser is not successful in using options in managing the Fund’s investments, such Fund’s performance will be worse than if the Adviser did not employ such strategies.

Developing government regulation of derivatives. The regulation of certain derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC, and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit such Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

Equity Securities

Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment, or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio may also cause the value of Shares to decline.

An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of Shares).

Types of Equity Securities:

Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Preferred Stocks — Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable, and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

When-Issued Securities – A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When the Fund engages in when-issued transactions, it relies on the other party to complete the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership. The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Tracking Stocks — The Fund may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Foreign Investments and Currencies. The Fund may invest in securities of foreign issuers that are not traded in the United States and/or are not U.S. dollar denominated, and purchase and sell foreign currency on a spot basis. The Fund may also invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and foreign securities that are traded on a U.S. exchange. Investments in ADRs and foreign securities involve certain inherent risks, including the following:

Depositary Receipts. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are bank certificates issued in more than one country for shares in a foreign company. The shares are held by a foreign branch of an international bank. GDRs trade as domestic shares but are offered for sale globally through the various bank branches. GDRs are typically used by private markets to raise capital denominated in either U.S. dollars or foreign currencies. EDRs are similar to ADRs and GDRs, except they are typically issued by European banks or trust companies, denominated in foreign currencies and designed for use outside the U.S. securities markets. ADRs and EDRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts. For purposes of the Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR and EDR representing ownership of common stock will be treated as common stock.

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of those countries. Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the “EU”), create risks for investing in the EU. In January 2020, the United Kingdom (the “UK”) withdrew from the EU (known as “Brexit”). As a result of this decision, the financial markets experienced high levels of volatility and there is considerable uncertainty as to the arrangements that will apply to the UK’s relationship with the EU and other countries going forward. This prolonged uncertainty may affect other countries in the EU and elsewhere. The exit by the UK or other member states will likely result in increased uncertainty, volatility, illiquidity and potentially lower economic growth in the affected markets.

Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Adviser expects that many foreign securities in which the Fund may invest could be purchased in OTC markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s investments in foreign securities may be less liquid and more volatile than investments in U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, non-uniform accounting standards and less financial information available from issuers, than is available in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those foreign countries. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies.

Taxes. The interest and dividends payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders. Foreign issuers may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies.

Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because related brokerage costs and the cost of maintaining the custody of foreign securities may be higher.

Additional Risks of Emerging Markets. In addition, the Fund may invest in securities of companies that are located in developing or emerging markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets, such as increased risk of social, political, and economic instability. Emerging market countries typically have smaller securities markets than developed countries, and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor governmental and/or judicial infrastructures relating to private or foreign investment, and limited judicial redress for injury to private property, the lack of capital base to expand business operations, foreign taxation and the inexperience of financial intermediaries, custodians, and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets, and even where there is no outright restriction on repatriation the mechanics of repatriations may delay or impede the Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.

High Yield Securities

When investing in debt securities, the Fund may purchase securities rated below investment grade – securities rated below investment grade are often referred to as high yield securities or “junk bonds.” The term “below investment grade” refers to instruments either rated Ba1 or lower by Moody’s, BB+ or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, considered by the Adviser to be of comparable quality. Investments in lower rated corporate debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund by investing in such securities may incur additional expenses to obtain recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily NAV of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit to evaluate high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Illiquid and Restricted Investments

The Fund may invest in illiquid investments (i.e., investments that are not readily marketable) to the extent permitted under the 1940 Act. Illiquid investments include, but are not limited to, restricted investments (investments the disposition of which is restricted under the federal securities laws); investments that may only be resold pursuant to Rule 144A under the Securities Act, but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid investments if, immediately after the acquisition, such investments would comprise more than 15% of the value of the Fund’s net assets. Determinations of liquidity are made pursuant to guidelines contained in the liquidity risk management program of the Trust applicable to the Fund. The Adviser determines and monitors the liquidity of the portfolio investments and reports periodically on its decisions to the Board. In making such determinations it takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the investment; (2) the number of dealers willing to purchase or sell the investment and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the investment; and (4) the nature of the marketplace trades, including the time needed to dispose of the investment, the method of soliciting offers and the mechanics of the transfer. The term “illiquid investment” is defined as an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

An institutional market has developed for certain restricted investments. Accordingly, contractual or legal restrictions on the resale of an investment may not be indicative of the liquidity of the investment. If such investments are eligible for purchase by institutional buyers in accordance with Rule 144A under the Securities Act or other exemptions, the Adviser may determine that the investments are liquid.

Restricted investments may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell an investment under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

Illiquid investments will be priced at fair value as determined in good faith under procedures adopted by the Trust and the Adviser. If, through the appreciation of illiquid investments or the depreciation of liquid investments, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid investments, including restricted investments which are not readily marketable, the Fund will take such steps as set forth in its procedures as adopted by the Board.

Initial Public Offerings

The Fund may invest in securities offered by companies in initial public offerings (“IPOs”). IPOs involve companies that have no public operating history and therefore entail more risk than established public companies. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Companies that offer securities in IPOs tend to typically have small market capitalizations and therefore their securities may be more volatile and less liquid than those issued by larger companies. Certain companies offering securities in an IPO may have limited operating experience and, as a result face a greater risk of business failure.

Investment Company Securities

The Fund may invest in the securities of other investment companies, including money market funds and ETFs, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle. If the Fund invests in and, thus, is a shareholder of another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (1) more than 3% of the total outstanding voting stock of the acquired company; (2) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (3) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

The Fund may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest beyond the stated limits in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

The Fund may also rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (1) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund; and (2) the sales load charged on Shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Money Market Funds

The Fund may invest in underlying money market funds that either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV market funds”). Although an underlying stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the Fund to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV market fund will fluctuate, when the Fund sells the shares it owns they may be worth more or less than what the Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities (“MBS”), either directly or through investments in Underlying ETFs that own MBS. MBS are mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as the Government National Mortgage Association (GNMA) and government-related organizations such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the investing fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, MBS do not provide an effective means of locking in long-term interest rates for the investor.

In addition, there are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as Ginnie Maes) which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as Fannie Maes) and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as Freddie Macs) guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Risks Associated with Mortgage-Backed Securities. As in the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The value of some mortgage-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Fund could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by changes in home values, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund may find it difficult to find a buyer, which may in turn decrease the price at which the securities may be sold.

Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities issued by private institutions is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called “subprime mortgages” (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans.

Other Short-Term Instruments

In addition to repurchase agreements, the Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (1) shares of money market funds; (2) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities (including government-sponsored enterprises); (3) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits, and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (4) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P or, if unrated, of comparable quality as determined by the Sub-Adviser; (5) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (6) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Sub-Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Real Estate Securities

The real estate securities in which the Fund may invest consist of securities issued by Real Estate Investment Trusts (“REITs”) or Real Estate Operating Companies (“REOCs”) that are listed on a securities exchange or traded OTC. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs and that receives favorable tax treatment provided it meets certain conditions. REITs may be characterized as equity REITs (i.e., REITs that primarily invest in fee ownership and leasehold ownership of land), mortgage REITs (i.e., REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. A REIT that meets the applicable requirements of the Code may deduct dividends paid to shareholders, effectively eliminating any corporate level federal tax. As a result, REITs are able to distribute a larger portion of their earnings to investors than other corporate entities subject to the federal corporate tax. There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, investors will also indirectly bear similar expenses of the REITs in which the Fund invests. A REOC is typically structured as a “C” corporation under the Code and is not required to distribute any portion of its income. A REOC, therefore, does not receive the same favorable tax treatment that is accorded a REIT. In addition, the value of the Fund’s securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership.

Repurchase Agreements

The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A “Business Day” is any day on which the New York Stock Exchange (“NYSE”) is open for regular trading. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund’s custodian bank until repurchased. No more than an aggregate of 15% of the Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements, which involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the Fund will maintain the segregation, either on its records or with its custodian bank, of cash or other liquid securities, marked-to-market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Lending

The Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, which may include those managed by the Sub-Adviser.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty, and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Tax Risks

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax exempt entity, tax-deferred retirement account or other tax-advantaged arrangement, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

Temporary Defensive Strategies

Under normal market conditions, the Fund expects to generally be fully invested according to its principal investment strategies. For temporary defensive purposes during adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents or short-term instruments such as commercial paper, money market mutual funds, or short-term U.S. government securities. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

U.S. Government Securities

The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the FNMA, the GNMA, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by the FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of the FNMA and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. The Agreement has been amended several times since September 7, 2008, both formally and through letter agreements. If the conservatorship is terminated, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by the FNMA and Freddie Mac will no longer have the protection of the U.S. Treasury.

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008–2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long term sovereign credit rating of the U.S. from AAA to AA+ with a downgrade from stable outlook to negative outlook. S&P subsequently raised the negative outlook to stable outlook in June 2013, but retained the lower AA+ rating and it has not been upgraded as of the date of this SAI. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Issue senior securities, borrow money or pledge their assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery, or forward delivery basis, or short sales in accordance with its objectives and strategies.

2.	Underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act).

3.	Purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate).

4.	Purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities.

5.	Make loans of money (except for the lending of the Fund’s portfolio securities, repurchase agreements and purchases of debt securities consistent with the investment policies of the Fund).

6.	Invest in the securities of any one industry or group of industries if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry or group of industries, except that the foregoing does not apply to investments in other investment companies or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

In determining its compliance with the fundamental investment restriction on concentration, the Fund will look through to the underlying holdings of any affiliated investment company and will consider its entire investment in any investment company with a policy to concentrate, or having otherwise disclosed that it is concentrated, in a particular industry or group of related industries as being invested in such industry or group of related industries. Additionally, in determining its compliance with the fundamental investment restriction on concentration, the Fund will look through to the user or use of private activity municipal bonds to determine their industry.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously.

MANAGEMENT OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series are overseen by the Board, which elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

The day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, the Sub-Adviser, the Distributor (defined below), and the Administrator (defined below). The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures, and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Board’s role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objective, strategies, and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser and Sub-Adviser provide the Board with an overview of, among other things, their investment philosophies, brokerage practices, and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer and other service providers such as the Fund’s independent registered public accounting firm, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management.

The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and the Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser and the Sub-Advisory Agreement with the Sub-Adviser, the Board or its designee may meet with the Adviser or the Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and the Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and the nature of the Fund’s investments.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Adviser, and Sub-Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and the Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser or the Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm, and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser, the Sub-Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available, or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are four members of the Board, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Mr. Eric W. Falkeis serves as Chairman of the Board and is an interested person of the Trust.

The Board is composed of a majority (75 percent) of Independent Trustees. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust, even though there is no Lead Independent Trustee. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a super majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Tidal ETF Trust, 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees(1)
Mark H.W. Baltimore Born: 1967	Trustee	Indefinite term; since 2018	Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Business Development Officer, Joot (asset management compliance services firm) (2019 to 2023); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016 to 2018).	[ ]	None
Dusko Culafic Born: 1958	Trustee	Indefinite term; since 2018	Retired (since 2018); Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012 to 2018).	[ ]	None
Eduardo Mendoza Born: 1966	Trustee	Indefinite term; since 2018	Chief Financial Officer (since 2022); Executive Vice President - Head of Capital Markets & Corporate Development (since 2019), Advisor (2017 to 2019).	[ ]	None
Interested Trustee
Eric W. Falkeis(2) Born: 1973	President, Principal Executive Officer, Trustee and Chairman	President and Principal Executive Officer since 2019, Indefinite term; Trustee and Chairman, since 2018, Indefinite term	Chief Operating Officer, Tidal Investments LLC (since 2023); Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018).	[ ](4)	Trustee, Tidal Trust II ([ ] series) (since 2022) (since 2022); Independent Director, Muzinich Direct Lending Income Fund, Inc. (since 2023); Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Interested Trustee, Direxion Funds, Direxion Shares ETF Trust, and Direxion Insurance Trust (2014 to 2018).

(1)	All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act.

(2)	Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer and Chairman of the Trust, Chief Operating Officer of Tidal Investments, LLC, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.
(3)	The Trust, as of the date of this SAI, offers to the public [ ] of the [ ] Funds registered with the SEC.
(4)	Includes series of Tidal Trust II for which Mr. Falkeis also serves as Trustee.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the series of the Trust provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Trust, and to exercise their business judgment in a manner that serves the best interests of the shareholders of each series of the Trust. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes, and skills as described below.

The Trust has concluded that Mr. Baltimore should serve as a Trustee because of his substantial experience with the distribution of investment company securities and his experience with regulatory matters through his current position at Global Rhino, LLC and prior positions at Global Sight, LLC, an asset management distribution consulting firm, and at Joot, an asset management compliance services firm, and his past experience with distribution activities at the parent company of the Trust’s Distributor (defined below). The Board believes Mr. Baltimore’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Trust has concluded that Mr. Culafic should serve as a Trustee because of his substantial experience with investment management operations and his experience with financial, accounting, investment, and regulatory matters through his former position as Senior Operational Due Diligence Analyst of Aurora Investment Management, LLC, a registered investment adviser. The Board believes Mr. Culafic’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Trust has concluded that Mr. Mendoza should serve as a Trustee because of his substantial experience with credit markets and finance and his experience with financial, accounting, investment, and regulatory matters through his former positions as Managing Director (and other positions) of BMO Capital Markets, an investment bank. The Board believes Mr. Mendoza’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Trust has concluded that Mr. Falkeis should serve as a Trustee because of his substantial investment company experience and his experience with financial, accounting, investment, and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services” or the “Transfer Agent”), a full service provider to ETFs, mutual funds, and alternative investment products, from 1997 to 2013. In addition, he has experience consulting with investment advisors regarding the legal structure of mutual funds, distribution channel analysis, and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational, technological, and risk oversight related experience through his former position as Chief Operating Officer of the advisers to the Direxion mutual fund and ETF complex. The Board believes Mr. Falkeis’ experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust.

Board Committees. The Board has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust and is chaired by an Independent Trustee. The Audit Committee chair presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved written charter. The principal responsibilities of the Audit Committee include overseeing the Trust’s accounting and financial reporting policies and practices and its internal controls; overseeing the quality, objectivity and integrity of the Trust’s financial statements and the independent audits thereof; monitoring the independent auditor’s qualifications, independence, and performance; acting as a liaison between the Trust’s independent auditors and the full Board; pre-approving all auditing services to be performed for the Trust; reviewing the compensation and overseeing the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; pre-approving all permitted non-audit services (including the fees and terms thereof) to be performed for the Trust; pre-approving all permitted non-audit services to be performed for any investment adviser or sub-adviser to the Trust by any of the Trust’s independent auditors if the engagement relates directly to the operations and financial reporting of the Trust; meeting with the Trust’s independent auditors as necessary to (1) review the arrangement for and scope of the annual audits and any special audits, (2) discuss any matters of concern relating to the Fund’s financial statements, (3) consider the independent auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and Trust management’s responses thereto, and (4) review the form of opinion the independent auditors propose to render to the Board and the Fund’s shareholders; discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Fund’s financial statements; and reviewing and discussing reports from the independent auditors on (1) all critical accounting policies and practices to be used, (2) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, (3) other material written communications between the independent auditor and management, including any management letter, schedule of unadjusted differences, or management representation letter, and (4) all non-audit services provided to any entity in the Trust that were not pre-approved by the Committee; and reviewing disclosures made to the Committee by the Trust’s principal executive officer and principal accounting officer during their certification process for the Fund’s Form N-CSR. As of the date of this SAI, the Audit Committee met [one] time with respect to the Fund.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially escalating further to other entities).

Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the Independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to identify, evaluate, and recommend candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. The Nominating Committee meets periodically, as necessary, but at least annually in November.

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o Tidal ETF Trust, 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, unless otherwise indicated. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Eric W. Falkeis (1) Born: 1973	President, Principal Executive Officer, Interested Trustee and Chairman	President and Principal Executive Officer since 2019, Indefinite term; Interested Trustee and Chairman since 2018, Indefinite term	Chief Operating Officer of Tidal Investments LLC (since 2023); Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018).
Aaron J. Perkovich Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2022	Senior Vice President of Fund Administration (since 2024), Head of Fund Administration (2023 to 2024) Tidal Investments LLC; Fund Administration Manager (2022 to 2023), Tidal ETF Services LLC; Assistant Director – Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).
William H. Woolverton, Esq. Born: 1951	Chief Compliance Officer and AML Compliance Officer	AML Compliance Officer since 2023, Indefinite term; Chief Compliance Officer since 2021, Indefinite term	Chief Compliance Officer (since 2023), Tidal Investments LLC; Chief Compliance Officer, Tidal ETF Services LLC (since 2022); Operating Partner, Altamont Capital Partners (private equity firm) (since 2021); Director, Hadron Specialty Insurance Company (since 2023); Compliance Advisor (2022 to 2023), Tidal Investments LLC; Senior Compliance Advisor, ACA Global (2020 to 2022); Managing Director and Head of Legal - US, Waystone (global governance solutions) (2016 to 2019).
Lissa M. Richter Born: 1979	Vice President and Secretary	Vice President since 2025, Indefinite term; Secretary since 2023, Indefinite term	Vice President of Fund Governance and Compliance (since 2024), Tidal Investments LLC; ETF Regulatory Manager (2021 to 2024) Tidal ETF Services LLC; Senior Paralegal, Rafferty Asset Management, LLC (2013 to 2020); Senior Paralegal, Officer, U.S Bancorp Fund Services LLC (2005 to 2013).
Melissa Breitzman Born: 1983	Assistant Treasurer	Indefinite term: since 2023	Vice President of Database Management (since 2024) Tidal Investments LLC; Fund Administration Manager, Tidal ETF Services LLC (2023 to 2024) Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005 to 2023).

(1)	Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer and Chairman of the Trust, Chief Operating Officer of Tidal Investments LLC and Chief Executive Officer of Tidal ETF Services LLC, each a Tidal Financial Group company, and an affiliate of the Adviser.

Trustee Ownership of Shares. The Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

As of December 31, 2024, the Fund had not commenced operations and no Shares were outstanding. As of December 31, 2024, Mr. Culafic beneficially owned shares of certain series of the Trust as follows, and no other Trustee owned shares of any series of the Trust:

Name	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Shares of Series of the Trust
Dusko Culafic	None	$50,001-$100,000

As of December 31, 2024, neither the Independent Trustees nor members of their immediate family, owned securities beneficially or of record in the Adviser, the Sub-Adviser, the Distributor (as defined below), or an affiliate of the Adviser, the Sub-Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Sub-Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families had a direct or indirect interest, the value of which exceeds $120,000 in (i) the Adviser, the Sub-Adviser, the Distributor or any of their affiliates; (ii) any transaction or relationship in which such entity, the Fund, the Trust, any officer of the Trust, the Adviser, the Sub-Adviser, the Distributor, or any of their affiliates was a party; or (iii) any other relationship related to payments for property or services to the Fund, the Trust, any officer of the Trust, the Adviser, the Sub-Adviser, the Distributor, or any of their affiliates.

Board Compensation. The Independent Trustees each receive $30,000 for each regular meeting attended, $5,000 for each special meeting attended, and $1,000 for each standalone audit committee meeting attended, as well as reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. The Audit Committee Chair receives an annual fee of $ $35,000. The Trust has no pension or retirement plan.

The following table shows the compensation estimated to be earned by each Trustee for the Fund’s fiscal period ending August 31, 2025. Independent Trustee fees are paid by the Adviser or Sub-Adviser (for series that are sub-advised) to each series of the Trust and not by the Fund. Trustee compensation shown below does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Estimated Compensation From Fund(1)	Total Estimated Compensation From Fund Complex Paid to Trustees(1)
Interested Trustees
Eric W. Falkeis	$0	$0
Independent Trustees
Mark H.W. Baltimore	$0	$[ ]
Dusko Culafic	$0	$[ ]
Eduardo Mendoza	$0	$[ ]

(1)         The Trust, as of the date of this SAI, offers for sale to the public [   ] of the [   ] Funds registered with the SEC.

PRINCIPAL SHAREHOLDERS, CONTROL PERSONS, AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of the date of this SAI, the Fund had not yet commenced operations and no Shares were outstanding. As of February 28, 2025, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of each class of the Predecessor Fund:

Institutional Shares:

Name and Address	% Ownership	Type of Ownership(1)
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	29.63%	Record

Name and Address	% Ownership	Type of Ownership(1)
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, New Jersey 07399-0002	29.33%	Record

Name and Address	% Ownership	Type of Ownership(1)
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attentional Mutual Funds 211 Main Street San Francisco, CA 94105-1905	27.49%	Record

Investor Shares:

Name and Address	% Ownership	Type of Ownership(1)
UBS WM USA Special Custody Account EBOC UBSFSI 1000 Harbor Boulevard Weehawken, NJ 07086-6761	49.39%	Record

Name and Address	% Ownership	Type of Ownership(1)
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 250 Nicollet Mall Suite 1800 Minneapolis, MN 55401-7553	30.62%	Record

Name and Address	% Ownership	Type of Ownership(1)
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attentional Mutual Funds 211 Main Street San Francisco, CA 94105-1905	15.53%	Record

(2)	“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e. “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e. “Jane Doe Shareholder.”

CODES OF ETHICS

The Trust, the Adviser, and the Sub-Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser, and the Sub-Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust, the Adviser, or the Sub-Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust, the Adviser, or the Sub-Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be found on the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”), which have been adopted by the Trust as the policies and procedures that are used when voting proxies on behalf of the Fund.

In the absence of a conflict of interest, the Adviser will generally vote “for” routine proposals, such as the election of directors, approval of auditors, and amendments or revisions to corporate documents to eliminate outdated or unnecessary provisions. Unusual or disputed proposals will be reviewed and voted on a case-by-case basis. The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Funds and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

Please note that the Fund intends to comply with the mirror voting requirements under Rule 12d1-4 of the 1940 Act to the extent that the Fund, together with its advisory group. holds more than: (i) 25% of the outstanding voting securities of a registered open-end management investment company, such as an Underlying ETF, or unit investment trust due to a decrease in the outstanding securities of the acquired fund; or (ii) 10% of the outstanding voting securities of a closed-end fund.

The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 855-ATACFUND, (2) on the Fund’s website at www.atacfunds.com and (3) on the SEC’s website at www.sec.gov.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Mr. William Woolverton has been designated as the Trust’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Fund’s transfer agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

INVESTMENT ADVISER

Tidal Investments LLC, a Tidal Financial Group company, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and oversight of the Board. The Adviser also oversees the trading of portfolio securities for the Fund. Under the Advisory Agreement, the Adviser is also responsible for arranging sub-advisory, transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping, and administrative services. The Adviser provides oversight of the Sub-Adviser and review of the Sub-Adviser’s performance.

The Advisory Agreement with respect will continue in force for an initial period of two years. Thereafter, the Advisory Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Adviser or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or the Adviser.

The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding, or sale of any security.

The Fund is new, and the Fund has not paid fees to the Adviser pursuant to the Advisory Agreement as of the date of this SAI. Prior to the Reorganization, the Predecessor Fund paid a management fee to the Adviser equal to 1.25% of the Fund’s average daily net assets for the first $500 million, 1.15% on the next $250 million, 1.05% on the next $250 million, and 0.95% over $1 billion. The Adviser served as investment adviser to the Predecessor Fund prior to the Reorganization under an investment advisory agreement between Managed Portfolio Series (the “Predecessor Trust”), on behalf of the Predecessor Fund, and the Adviser (the “Predecessor Investment Advisory Agreement”).

Fund Expenses. The Fund is responsible for its own operating expenses. Pursuant to an Operating Expenses Limitation Agreement between the Adviser and the Trust, on behalf of the Fund, the Adviser has agreed to waive its management fee, and pay Fund expenses, in order to ensure that the Fund’s total annual fund operating expenses, excluding any Excluded Expenses (as defined in the Prospectus), do not exceed 1.69% of the average daily net assets of the Fund’s Investor Class and 1.44% of the average daily net assets of the Fund’s Institutional Class. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of the recoupment. The Operating Expenses Limitation Agreement is indefinite in term, but cannot be terminated through at least [ ], 2027. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board.

Pursuant to an Operating Expenses Limitation Agreement between the Predecessor Trust, on behalf of the Predecessor Fund, and the Adviser (the “Predecessor Operating Expenses Limitation Agreement”), the Adviser had agreed to waive a portion of its management fees to ensure that the total annual fund operating expenses of the Predecessor Fund, subject to certain exclusions, did not exceed 1.74% of the average daily net assets of the Predecessor Fund’s Investor Class and 1.49% of the average daily net assets of the Predecessor Fund’s Institutional Class.

During fiscal years ended August 31, indicated below, the Predecessor Fund paid the Adviser the following in advisory fees, subject to the Predecessor Operating Expenses Limitation Agreement:

	2024	2023	2022
Advisory Fee Accrued	$682,015	$919,796	$1,842,575
Advisory Fees Waived	$(267,896)	$(260,718)	$(195,953)
Advisory Fees Recouped	$0	$0	$18,736
Total Advisory Fees Paid to Adviser	$414,119	$659,078	$1,665,358

INVESTMENT SUB-ADVISER

The Adviser has retained Tactical Rotation Management, LLC, a registered investment adviser located at 118-35 Queens Boulevard, Suite 400, Forest Hills, New York, 11375, to serve as the investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and TRM. TRM provides portfolio management services to registered investment companies. The Sub-Adviser is controlled by Michael Gayed, President and Chief Investment Officer.

Pursuant to the Sub-Advisory Agreement, TRM is responsible for the day-to-day management of the Fund’s portfolio, including determining the securities purchased and sold by the Fund, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is paid a fee by the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.025% of the Fund’s average daily net assets.

The Sub-Advisory Agreement will continue in force for an initial period of two years. Thereafter, the Sub-Advisory Agreement with respect to the Fund is renewable from year to year, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time, without penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on 60 days’ written notice to the Trust and the other party.

The Sub-Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its agreement with the Trust.

The Fund is new, and the Adviser has not paid fees to the Sub-Adviser as of the date of this SAI.

PORTFOLIO MANAGERS

The Fund is managed by Michael Gayed, President and Chief Investment Officer for the Sub-Adviser, as Portfolio Manager for the Fund and Michael Venuto, Chief Investment Officer of the Adviser and co-Portfolio Manager of the Fund.

Other Accounts. In addition to the Fund, the portfolio managers managed the following other accounts as of January 31, 2025:

Michael Gayed, President and Chief Investment Officer for the Sub-Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (millions)	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee (millions)
Registered Investment Companies	2	$8.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Michael Venuto, Chief Investment Officer for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (millions)	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee (millions)
Registered Investment Companies	62	$9,816.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	151	$108.1	0	$0

Portfolio Manager Fund Ownership. The Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of the date of this SAI, the Fund has not yet commenced operations and no Shares were owned by the portfolio managers. As of August 31, 2024, the Portfolio Managers beneficially owned the following shares of the Fund:

Portfolio Manager	Dollar Range of Shares Beneficially Owned (None, $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; Over $1,000,000)
Michael A. Gayed	$500,001-$1,000,000
Michael Venuto	None

Portfolio Manager Compensation. Mr. Gayed is compensated with [   ].

Mr. Venuto is compensated by the Adviser with a base salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Fund. Mr. Venuto is an equity owner of the Adviser, and therefore may benefit indirectly from the revenue generated by the Fund’s Advisory Agreement with the Adviser.

Description of Material Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Fund. A potential conflict of interest may arise as a result, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. For instance, the portfolio managers may receive fees from certain accounts that are higher than the fees received from the Fund. In those instances, a portfolio manager has an incentive to favor the higher fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Sub-Adviser has proprietary investments in certain accounts, where the portfolio managers or other employees have personal investments in certain accounts. To mitigate these conflicts, the Adviser and the Sub-Adviser have each established policies and procedures to ensure that the purchase and sale of securities among all accounts the firms manage are fairly and equitably allocated.

THE DISTRIBUTOR

The Trust and Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group (dba ACA Group) (the “Distributor”), are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund and distributes Shares on a best efforts basis. Shares are continuously offered for sale by the Distributor. The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund and (2) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Fund is new and has not incurred any underwriting commissions and the Distributor has not retained any amounts as of the date of this SAI.

Intermediary Compensation. The Adviser, the Sub-Adviser, or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks, and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.

Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars, and printed communications). The Adviser and the Sub-Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker, or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker, or investment professional if they receive similar payments from their Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments their Intermediary firm may receive. Any payments made by the Adviser, the Sub-Adviser, or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

If you have any additional questions, please call (866) 497-4963.

Distribution (Rule 12b-1) Plan. The Trust has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the Fund pays a fee to the Distributor for distribution and/or shareholder services (the “Distribution and Servicing Fee”) at an annual rate of 0.25% of the Fund’s average daily NAV of Investor Class shares. The 12b-1 Plan provides that the Distributor may use all or any portion of the Fund’s Distribution and Servicing Fee to finance any activity that is principally intended to result in the sale of the Fund’s shares, subject to the terms of the 12b-1 Plan, or to provide certain shareholder services. With respect to the Fund, the 12b-1 Plan is intended to benefit the Fund by increasing its assets and thereby reducing the Fund’s expense ratio. The Fund’s Institutional Class does not pay a Distribution and Servicing Fee.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Disinterested Trustees”). None of the Trustees have a direct or indirect financial interest in the Plan or in any agreements related to the Plan. The Plan may be continued from year-to-year only if the Board, including a majority of the Disinterested Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders. The Board has determined that the Plan is likely to benefit the Fund by providing an incentive for brokers, dealers, and other financial intermediaries to engage in sales and marketing efforts on behalf of the Fund and to provide enhanced services to shareholders. The Board also determined that the Plan may enhance the Fund’s ability to sell shares and access important distribution channels.

The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Disinterested Trustees.

The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies including, without limit, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Fund shares or for providing, or arranging for others to provide, shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (1) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Fund shares; (2) marketing and promotional services, including advertising; (3) paying financial intermediaries (including those that sponsor mutual fund supermarkets and affiliates of the Adviser), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services) and for the provision of personal services to shareholders; (4) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (5) facilitating communications with beneficial owners of Fund shares, including the cost of providing, or paying others to provide, services to beneficial owners of Fund shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (6) such other services and obligations as are set forth in the Distribution Agreement.

As the Fund is new, the Fund has not incurred any fees pursuant to the Plan. The Predecessor Trust had also adopted a Plan (the “Predecessor Plan”) pursuant to which the Predecessor Fund paid a fee to the Predecessor Fund’s distributor at an annual rate of 0.25% of the Predecessor Fund’s average daily net assets of the Predecessor Fund’s Investor Class shares. During the fiscal year ended August 31, 2024, the Investor Class of the Predecessor Fund incurred $42,295 in 12b-1 fees. The following table shows the allocation of the 12b-1 fees paid by the Predecessor Fund during the fiscal year ended August 31, 2024:

Activity	Fees
Advertising/Marketing	$0
Printing/Postage	$0
Payment to distributor	$0
Payment to dealers	$42,295
Compensation to sales personnel	$0
Other	$0
Total	$42,295

ADMINISTRATOR

Tidal ETF Services LLC (the “Administrator”), a Tidal Financial Group company, an affiliate of the Adviser, serves as the Fund’s administrator. The Administrator is located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204. Pursuant to a Fund Administration Servicing Agreement between the Trust and the Administrator, the Administrator provides the Trust with, or arranges for, administrative, compliance, and management services (other than investment advisory services) to be provided to the Trust and the Board. Pursuant to the Fund Administration Servicing Agreement, officers or employees of the Administrator serve as the Trust’s principal executive officer and principal financial officer, chief compliance officer, the Administrator coordinates the payment of Fund-related expenses, and the Administrator manages the Trust’s relationships with its various service providers. As compensation for the services it provides, the Administrator receives a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. The Administrator also is entitled to certain out-of-pocket expenses for the services mentioned above.

The Fund is new, and the Administrator has not received any fees for administrative services to the Fund as of the date of this SAI. Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 performed certain administrative and fund accounting services for the Predecessor Fund. The following tables show the amount the Predecessor Fund paid in administration and accounting fees to Global Fund Services during their respective fiscal periods ending August 31:

2024	2023	2022
$117,908	$121,340	$187,874

SUB-ADMINISTRATOR AND TRANSFER AGENT

Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s sub-administrator and transfer agent.

Pursuant to a Fund Sub-Administration Servicing Agreement and a Fund Accounting Servicing Agreement between the Trust and Global Fund Services, Global Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services, and furnishing financial reports. In this capacity, Global Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Global Fund Services a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Global Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

The Fund is new, and Global Fund Services has not received any fees for sub-administrative services to the Fund as of the date of this SAI.

CUSTODIAN

Pursuant to a Custody Agreement, U.S. Bank National Association (“U.S. Bank”), 1555 North Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the custodian (the “Custodian”) of the Fund’s assets. U.S. Bank is the parent company of Global Fund Services. The Custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, the Custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.

LEGAL COUNSEL

Godfrey & Kahn, S.C., located at 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as legal counsel for the Trust and the Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, Two Liberty Place 50 South 16th Street, Philadelphia, Pennsylvania 19102, serves as the independent registered public accounting firm for the Fund, providing services which include: (1) auditing the annual financial statements for the Fund; and (2) the review of the annual federal income tax returns filed on behalf of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Trust, on behalf of the Fund, has adopted portfolio holdings disclosure policies (“Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Portfolio Holdings Policies. The Board has considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Portfolio Holdings Policies. The Board has also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, Sub-Adviser Distributor or any other affiliated person of the Fund. After due consideration, the Board has determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Portfolio Holdings Policies. The Board has authorized its CCO to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the Fund’s shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Policies, codes of ethics and other relevant policies of the Fund and its service providers by the CCO, (2) by considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering whether to approve any amendment to these Portfolio Holdings Policies. The Board reserves the right to amend the Portfolio Holdings Policies at any time without prior notice in its sole discretion.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-PORT Part F. These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Fund’s most recently filed annual and semi-annual reports are also available on the Fund’s website at https://www.atacfunds.com. In accordance with Rule 30e-3 of the 1940 Act, fiscal quarter holdings for quarters not covered by the annual and semi-annual reports are also made available at https://www.atacfunds.com. The Fund may provide the Fund’s portfolio holdings separately to any person, including rating and ranking organizations such as Lipper and Morningstar, in accordance with the Portfolio Holdings Policies. In addition, the Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC.

In the event of a conflict between the interests of the Fund and its shareholders and the interests of the Adviser or an affiliated person of the Adviser or the Sub-Adviser, the CCO of the Adviser or Sub-Adviser, as applicable, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund and its shareholders, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Adviser or the Sub-Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed: the Administrator; Global Fund Services; U.S. Bank; the Fund’s independent registered public accounting firm; counsel to the Fund or the Board (current parties are identified in this SAI); broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities); and regulatory authorities. Portfolio holdings information not publicly available with the SEC or on the Fund’s website may only be provided to additional third parties, in accordance with the Portfolio Holdings Policies, when the Fund has a legitimate business purpose, and the third party recipient is subject to a confidentiality agreement. Such portfolio holdings disclosure may be approved under the Portfolio Holdings Policies by the Trust’s CCO.

In no event shall the Adviser, the Sub-Adviser, their affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Portfolio Holdings Policies and these procedures will protect the Fund from potential misuse of Fund information by individuals or entities to which it is disclosed.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.

Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters upon the written request of shareholders holding at least a majority of the outstanding shares of the Trust entitled to vote at such meeting. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee, or agent of the Trust, and, upon due approval of the Trustees, any person who is serving or has served at the Trust’s request as a director, officer, partner, trustee, employee, agent, or fiduciary of another organization with respect to any alleged acts or omissions while acting within the scope of Trustee’s service in such a position. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for a Trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser or Sub-Adviser, as applicable, from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser or Sub-Adviser, as applicable, will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, and in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

Each of the Adviser and the Sub-Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser or Sub-Adviser, as applicable, chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser or Sub-Adviser, as applicable, will also use electronic crossing networks (“ECNs”) when appropriate.

The Adviser or Sub-Adviser, as applicable, may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser or Sub-Adviser, as applicable, does not “pay up” for the value of any such proprietary research. Section 28(e) of the 1934 Act permits the Adviser or Sub-Adviser, as applicable, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser or Sub-Adviser, as applicable, may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services, and computer software and access charges which are directly related to investment research.

Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser or Sub-Adviser, as applicable, but only if the Adviser or Sub-Adviser, as applicable, determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to (1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate, (2) cause clients to engage in more securities transactions than would otherwise be optimal, and (3) only recommend brokers that provide soft dollar benefits.

The Adviser or Sub-Adviser, as applicable, faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser or Sub-Adviser, as applicable, can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the expenses of the Adviser or Sub-Adviser, as applicable, to the extent that the Adviser or Sub-Adviser, as applicable, would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser or Sub-Adviser, as applicable, to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser or Sub-Adviser, as applicable, may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser or Sub-Adviser, as applicable, effectively cross subsidizing the other accounts managed by the Adviser or Sub-Adviser, as applicable, that benefit directly from the product. The Adviser or Sub-Adviser, as applicable, may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

The Adviser or Sub-Adviser, as applicable, is responsible, subject to oversight by the Adviser (if applicable) and the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser or Sub-Adviser, as applicable, are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser or Sub-Adviser, as applicable. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The Fund is new and has not paid any brokerage commissions as of the date of this SAI. The following table shows the amount of brokerage commissions paid by the Predecessor Fund during the fiscal periods ended August 31:

2024	2023	2022
$149,995	$242,569	$409,798

Broker commissions decreased in 2024 versus 2023 due to the Predecessor Fund being less active in 2024 and therefore having lower total trading costs.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser or the Sub-Adviser for a commission in conformity with the 1940 Act, the 1934 Act, and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

The Fund is new and has not paid brokerage commissions to any registered broker-dealer affiliates of the Fund or the Adviser as of the date of this SAI.

Directed Brokerage

The Fund is new and has not paid any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year (1) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (2) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund, or (3) sold the largest dollar amounts of Shares.

The Fund is new and did not own equity securities of its regular broker-dealers or their parent companies as of the date of this SAI.

PORTFOLIO TURNOVER RATE

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities and securities transferred in-kind) by the average market value of the Fund. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing, and character of distributions, and, as a result, may increase the amount of income taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

The Fund is new and does not have portfolio turnover rates to report as of the date of this SAI.

PURCHASE AND REDEMPTION OF FUND SHARES

Shares of the Fund are sold in a continuous offering and shares may be purchased or redeemed on any business day that the Fund calculates its NAV. The Fund may also authorize one or more financial intermediaries to accept purchase and redemption orders on its behalf (“Authorized Intermediaries”). Authorized Intermediaries are authorized to designate other Authorized Intermediaries to accept orders on the Fund’s behalf. An order is deemed to be received when the Fund or an Authorized Intermediary accepts the order.

Orders received by the Fund or an Authorized Intermediary by the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) on a business day will be effected at the NAV per share determined as of the close of trading on the NYSE on that day. Otherwise, the orders will be processed based on the next determined NAV.

Orders received by financial intermediaries that are not Authorized Intermediaries will be processed at the NAV next calculated after the Transfer Agent receives the order from the financial intermediary

Purchase Requests Must be Received in Good Order. “Good order” means that your purchase request includes:

●	The name of the Fund;
●	The class of shares to be purchased;
●	The dollar amount of shares to be purchased;
●	Your account application or investment stub; and

●	A check payable to the name of the Fund.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the CCO and Anti-Money Laundering Officer for the Trust conclude that such sale is appropriate and is not in contravention of United States law.

Redemption Requests Must be Received in Good Order. Your share price will be based on the next NAV per share calculated after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order. A redemption request will be deemed in “good order” if it includes:

●	The shareholder’s name;
●	The name of the Fund;
●	The class of shares to be redeemed;
●	The account number;
●	The share or dollar amount to be redeemed; and
●	Signatures by all shareholders on the account (with signature(s) guaranteed if applicable).

Unless you instruct the Transfer Agent otherwise, redemption proceeds will be sent to the address of record. The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.

A signature guarantee of each owner is required in the following situations:

●	If ownership is changed on your account;
●	When redemption proceeds are payable or sent to any person, address or bank account not on record;
●	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or
●	For all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. Signature guarantees, from either a Medallion program member or a non-Medallion program member, can be obtained from banks and securities dealers, but not from a notary public.

The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption-In-Kind. Under normal circumstances, the Fund does not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests during any 90-day period in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

Cancellations and Modifications. The Fund will not accept a request to cancel or modify a written transaction once processing has begun.

DETERMINATION OF NAV

The NAV of the Fund’s shares will fluctuate and is determined by the Fund Accountant as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV of each class of shares is computed by determining the “Net Assets” of each class and dividing by the total number of shares outstanding of each class at such time. The Net Assets of each class are calculated by (1) taking the value of all assets, less liabilities, held by the Fund and allocating such value to each share class based on the number of shares outstanding in each share class; (2) subtracting “Class Expenses” from each respective share class as defined and approved by the Board and a majority of the Independent Trustees under the Trust’s Rule 18f-3 Multiple Class Plan; and (3) subtracting from each share class non-class specific “Other Expenses” that are allocated to each class based on the NAV of each class relative to the NAV of the Fund or the Trust, as the case may be.

Net Assets Per Share Class	=	NAV Per Share Class
Shares Outstanding Per Share Class

In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market valuations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. A market valuation generally means a valuation (1) obtained from an exchange, a pricing service, or a major market maker (or dealer); (2) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer); or (3) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Fund may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

When market prices are not “readily available” or are deemed to be unreliable, consistent with Rule 2a-5 under the 1940 Act, the Trust and the Adviser have adopted procedures and methodologies wherein the Adviser, serving as the Fund’s Valuation Designee (as defined in Rule 2a-5), determines the fair value of Fund investments.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions, and Taxes.”

General Policies. The Fund intends to pay out dividends and interest income, if any, at least annually, and distribute any net realized capital gains to its shareholders at least annually. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act.

The Fund will declare and pay income and capital gains distributions, if any, in cash. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Fund makes additional distributions to the extent necessary (1) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (2) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income at the Fund level.

Dividend Reinvestment Service. All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive distributions of net capital gains in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash. If you wish to change your distribution option, write or call the transfer agent at 855-ATACFUND (855-282-2386) in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the transfer agent has received your request.

Shareholders who choose to receive distributions in the form of additional shares of the Fund will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a noncorporate shareholder’s liability for the alternative minimum tax.

FEDERAL INCOME TAXES

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, local, or foreign taxes.

Taxation of the Fund. The Fund will elect and intends to qualify each year to be treated as a RIC under the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. Generally, to be taxed as a RIC, the Fund must distribute in each taxable year at least 90% of its “investment company taxable income” for the taxable year, which includes, among other items, dividends, interest, net short-term capital gain and net foreign currency gain, less expenses, as well as 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (1) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, subject to special rules in the event a Fund makes an election under Section 4982(e)(4) of the Code (commonly referred to as “post-October losses”), and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period generally ending on October 31 of that year, or, if the Fund makes an election under Section 4982(e)(4) of the Code, the Fund’s fiscal year, subject to an increase for any shortfall in the prior year’s distribution. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

The Fund intends to distribute substantially all of its net investment income and net capital gain to shareholders for each taxable year. If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax at regular corporate rates to the extent any such income or gains are not distributed. The Fund may elect to designate certain amounts retained as undistributed net capital gain as deemed distributions in a notice to its shareholders, who (1) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (2) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (3) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions. The Fund intends to distribute monthly to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid) and its net tax-exempt income, if any, annually. The Fund intends to distribute annually any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholders receive these distributions in cash or reinvest them in additional Shares.

The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporate shareholders, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at long-term capital gain rates. Due to the Fund’s principal investment strategies, described in the Prospectus, a Fund may have only a limited amount of or no qualified dividend income to distribute.

Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain “qualified foreign corporations.” Subject to certain limitations, “qualified foreign corporations” include those incorporated in territories of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF or an underlying fund taxable as a RIC may be treated as qualified dividend income generally only to the extent so reported by such ETF or underlying fund. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet certain holding period and other requirements with respect to dividend paying stocks in its portfolio, or the shareholder does not meet certain holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income.

In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Fund from other RICs are not eligible for the dividends-received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (1) a taxpayer’s investment income, net of deductions properly allocable to such income; or (2) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares. A sale or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Taxation of Fund Investments. Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding Fund-level income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that they are not subject to “backup withholding;” or (4) fails to provide a certified statement that they are is a U.S. person (including a U.S. resident alien). The backup withholding rate is at a rate set under Section 3406 of the Code. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation, except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are generally not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (1) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”); (2) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”), or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC; or (3) Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886 (Reportable Transaction Disclosure Statement). Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

FINANCIAL STATEMENTS

Financial statements and annual reports will be available after the Fund has completed a fiscal year of operations. The Fund has adopted the financial statements of the Predecessor Fund. The Predecessor Fund’s audited financial statements for the fiscal period ended August 31, 2024, including the notes thereto and the report of the Predecessor Fund’s independent registered public accounting firm, included in the Predecessor Fund’s annual report are incorporated into this Statement of Additional Information by reference.

Part C: OTHER INFORMATION

Item 15.	Indemnification:

Every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been such a Trustee or officer, and against amounts paid or incurred by them in the settlement thereof. Every person who is, has been, or becomes an agent of the Trust may, upon due approval of the Trustees (including a majority of the Trustees who are not interested persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been an agent, and against amounts paid or incurred by him in the settlement thereof. Every Person who is serving or has served at the request of the Trust as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not interested persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having held such Other Position, and against amounts paid or incurred by them in the settlement thereof.

The Trust shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any proceeding, by reason of alleged acts or omissions within the scope of their service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by them in connection with such proceeding to the maximum extent consistent with state law and the Investment Company Act of 1940, as amended.

No indemnification shall be provided to any person who shall have been adjudicated by a court or body before which the proceeding was brought: (i) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office, or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits:

(1)	(a)

Certificate of Trust of Tidal ETF Trust (the “Trust” or the “Registrant”) - previously filed with the Trust’s Registration Statement on Form N-1A on September 12, 2018 and is incorporated herein by reference.

	(b)(1)	Registrant’s Declaration of Trust - previously filed with the Trust’s Registration Statement on Form N-1A on September 12, 2018 and is incorporated herein by reference.
	(b)(2)	Form of Declaration of Trust – filed herewith.
(2)	(a)(1)	Registrant’s Amended and Restated By-Laws - previously filed with Post-Effective Amendment No. 148 to the Trust’s Registration Statement on Form N-1A on September 23, 2022 and are incorporated herein by reference.
	(a)(2)	Form of Amended and Restated By-Laws – filed herewith.

(3)		Not Applicable.
(4)		Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A of this Registration Statement on Form N-14.
(5)		Instruments Defining Rights of Security Holders - See relevant portions of Declaration of Trust and By-Laws.
(6)	(a)	Form of Investment Advisory Agreement between the Trust (on behalf of ATAC Rotation Fund) and Tidal Investments LLC (“Tidal”) — filed herewith.
	(b)	Form of Investment Sub-Advisory Agreement between Tidal and Tactical Rotation Management, LLC — filed herewith.
(7)		Form of Distribution Agreement between the Trust and Foreside Fund Services, LLC (“Foreside”) – filed herewith
(8)		Bonus, profit sharing contracts - Not Applicable.
(9)		Form of Custody Agreement between the Trust and U.S. Bank National Association – filed herewith.
(10)	(a)	Form of Distribution (Rule 12b-1) Plan – filed herewith.
	(b)	Form of Rule 18f-3 Plan – filed herewith.
(11)		Opinion and Consent regarding the validity of shares to be issued — filed herewith.
(12)		Form of Opinion and Consent regarding certain tax matters — filed herewith.
(13)	(a)(1)	Fund Administration Servicing Agreement between the Trust and Tidal ETF Services LLC – previously filed with Post-Effective Amendment No. 7 on Form N-1A on April 5, 2019 and is incorporated herein by reference.
	(a)(2)	Amendment to the Fund Administration Servicing Agreement – to be filed by amendment.
	(b)	Form of Fund Sub-Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – filed herewith.
	(c)	Form of Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – filed herewith.
	(d)	Form of Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – filed herewith.
(14)	(a)	Consent of Independent Registered Public Accounting Firm (Cohen) — filed herewith.
	(b)	Consent of Independent Registered Public Accounting Firm (Tait) — filed herewith.
(15)		Not applicable
(16)		Powers of attorney — filed herewith.
(17)		Form of Proxy Coard — filed herewith.

Item 17.	Undertakings:

(1)	The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The Registrant agrees to file by PEA the opinion and consent of counsel regarding the tax consequences at the proposed Reorganization required by item 16(12) of Form N-14 upon the closing of the Reorganization.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Milwaukee, State of Wisconsin, on March 14, 2025.

TIDAL ETF TRUST

By:	/s/ Eric W. Falkeis
Name:	Eric Falkeis
Title:	President

Pursuant to the requirements of the 1933 Act, this registration statement has been signed as of March 14, 2025 by the following persons in the capacities indicated.

Signature	Title

/s/ Eric W. Falkeis	President (principal executive officer), Trustee and Chairman
Eric W. Falkeis

Dusko Culafic*	Trustee
Dusko Culafic

Mark H. W. Baltimore*	Trustee
Mark H. W. Baltimore

Eduardo Mendoza*	Trustee
Eduardo Mendoza

/s/ Aaron Perkovich	Treasurer (principal financial officer and principal accounting officer)
Aaron Perkovich

*By:	/s/ Eric W. Falkeis
Eric W. Falkeis Attorney-in-Fact pursuant to Powers of Attorney – filed herewith

Exhibit Index

Exhibit No.	Description
EX-99.1.b.2	Form of Amended and Restated Declaration of Trust
EX-99.2.a.2	Form of Amended and Restated By-Laws
EX-99.6.a	Form of Investment Advisory Agreement
EX-99.6.b	Form of Investment Sub-Advisory Agreement
EX-99.7	Form of Distribution Agreement
EX.99.9	Form of Custody Agreement
EX.99.10.a	Form of Distribution (Rule 12b-1) Plan
EX.99.10.b	Form of Rule 18f-3 Plan
EX-99.11	Opinion and Consent of Counsel regarding the validity of shares to be issued
EX-99.12	Form of Opinion and Consent of Counsel as to tax matters
EX.99.13.b	Form of Fund Sub-Administration Servicing Agreement
EX.99.13.c	Form of Fund Accounting Servicing Agreement
EX.99.13.d	Form of Transfer Agent Servicing Agreement
EX-99.14.a	Consent of Independent Registered Public Accounting Firm – Cohen & Company, Ltd.
EX-99.14.b	Consent of Independent Registered Public Accounting Firm – Tait, Weller & Baker LLP
EX-99.16	Powers of Attorney
EX-99.17	Form of Proxy Card

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